1933 Act No. 333-37453 1940 Act No. 811-08413

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 Form N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
Pre-Effective Amendment No. [ ]
Post-Effective Amendment No. 126 [X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
Amendment No. 125

EVERGREEN EQUITY TRUST
(Exact Name of Registrant as Specified in Charter)
200 Berkeley Street, Boston, Massachusetts 02116-5034
(Address of Principal Executive Offices)
(617) 210-3200
(Registrant's Telephone Number)

The Corporation Trust Company
1209 Orange Street
Wilmington, Delaware 19801
(Name and Address of Agent for Service)

It is proposed that this filing will become effective:
[ ] immediately upon filing pursuant to paragraph (b)
[X] on October 1, 2009 pursuant to paragraph (b)
[ ] 60 days after filing pursuant  to  paragraph  (a)(1)
[ ] on (date) pursuant  to paragraph  (a)(1)
[ ] 75 days after filing pursuant to paragraph  (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
[ ]  this post-effective amendment designates a new effective date for a previously filed post-effective amendment

This Post-Effective Amendment relates solely to Evergreen Market Index Fund, Evergreen Market Index Growth Fund and Market Index Value Fund.  Information contained in the Registrant’s Registration Statement relating to any other series of the Registrant is neither amended nor superseded hereby.

EVERGREEN EQUITY TRUST

POST-EFFECTIVE AMENDMENT NO. 126

TO

REGISTRATION STATEMENT

This Post-Effective Amendment No. 126 to Registrant's Registration Statement
No. 333-37453/811-08413 consists of the following pages, items of information and documents:

The Facing Sheet

PART A

----------

    Prospectus for Classes A, B, C, I shares of Evergreen Market Index Fund, Evergreen Market Index Growth Fund and Market Index Value Fund, as supplemented from time to time, is contained herein.

 PART B

---------

Statement of Additional Information for Evergreen Market Index Fund, Evergreen Market Index Growth Fund and Market Index Value Fund, as supplemented from time to time, is contained herein.

PART C

---------

Exhibits

Persons Controlled by or Under Common Control with Registrant

Indemnification

Business and Other Connections of Investment Advisor

Principal Underwriter

Location of Accounts and Records

Management Services

Undertakings

Notice

Signatures

EVERGREEN EQUITY TRUST

PART A

PROSPECTUS FOR Evergreen Market Index Fund, Evergreen Market Index Growth Fund and Market Index Value Fund

CLASSES ABCI

SUPPLEMENT TO THE PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION

OF

EVERGREEN EQUITY INDEX FUNDS

I.	Evergreen Market Index Fund Evergreen Market Index Growth Fund Evergreen Market Index Value Fund (each a “Fund” and collectively, the “Funds”)

The prospectus and Statement of Additional Information of the Funds are hereby supplemented as follows:

                Each Fund’s sole shareholder has redeemed its entire investment from the Fund.  Accordingly, the Funds are no longer conducting investment operations or pursuing their investment goals and investment strategies.  Shares of the Funds are no longer available for purchase.

October 1, 2009

SUPPLEMENT TO THE

SUPPLEMENT TO THE

PROSPECTUSES AND

STATEMENTS OF ADDITIONAL INFORMATION

OF

EVERGREEN EQUITY INDEX FUNDS

EVERGREEN NATIONAL MUNICIPAL BOND FUNDS

 (together, the “Evergreen Funds”)

At a meeting held on September 23-24, 2009, the Boards of Trustees of the Evergreen Funds approved a change in the principal underwriter for the Evergreen Funds from Evergreen Investment Services, Inc. to Wells Fargo Funds Distributor, LLC (“WFFD”).  This change is expected to become effective on January 4, 2010.

WFFD, a wholly-owned subsidiary of Wells Fargo & Company, is located at 525 Market Street, San Francisco, California, 94105.  WFFD is also the distributor and principal underwriter of the Wells Fargo Advantage Funds.

October 1, 2009	585306 (10/09)

Evergreen
EQUITY INDEX FUNDS
Prospectus October 1, 2009
Evergreen Market Index Fund Evergreen Market Index Growth Fund Evergreen Market Index Value Fund Share Class I

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Anyone who tells you otherwise is committing a crime.

Special Note to Shareholders Regarding a Fund's Investment Goal:

The Fund's Board of Trustees can change the investment goal without a shareholder vote.

Risk Factors for All Mutual Funds

Please remember that an investment in a mutual fund is:

  not guaranteed to achieve its investment goal;

  not a deposit with a bank;

  not insured, endorsed or guaranteed by the FDIC or any government agency; and

  subject to investment risks, including possible loss of your original investment.

Like most investments, your investment in a Fund could fluctuate significantly in value over time and could result in a loss of money.

Portfolio Holdings

A description of the Evergreen funds' policies and procedures with respect to the disclosure of their portfolio holdings is available in each Fund's Statement of Additional Information in the section entitled "Policy for Dissemination of Portfolio Holdings."

Table of Contents

Evergreen Equity Index Funds

Fund Summary

Evergreen Market Index Fund

INVESTMENT GOAL

The Fund seeks investment results that achieve price and yield performance similar to the S&P 500® Index*.

INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities that represent a composite of the S&P 500® Index (S&P 500). The S&P 500 is an unmanaged index of 500 common stocks chosen by Standard & Poor's to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. To replicate the performance of the S&P 500, the Fund's portfolio manager uses a passive management approach to invest in substantially all of the stocks comprising the S&P 500.

The Fund intends to sell a portfolio investment when it is removed from the S&P 500.

PRINCIPAL RISK SUMMARIES

Your investment in the Fund is subject to the following risks. For additional information on the risks listed below, see the section entitled "Fund Risks."

  Stock Market Risk. The value of your investment will be affected by general economic conditions such as prevailing economic growth, inflation and interest rates.

  Market Capitalization Risk. Stocks fall into three broad market capitalization categories - large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors and may underperform stocks in the other categories.

  Investment Style Risk. Different types of securities - such as growth style or value style securities - tend to perform differently and shift into and out of favor with investors depending on changes in market and economic conditions.

  Index Fund Risk.  An index fund cannot modify its investment strategy to respond to changes in the economy, may be particularly susceptible to general market declines, may not track its benchmark index perfectly and may have lower returns than its benchmark index due to fees and expenses.

*

"Standard & Poor's," "S&P," "S&P 500," "Standard & Poor's 500" and "500" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by Evergreen Investment Management Company, LLC. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the product.

PERFORMANCE

The Year-by-Year Total Return chart and Average Annual Total Return table that follow provide you with some indication of the risks of investing in the Fund. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. The Year-by-Year Total Return chart shows performance of the indicated class for the periods shown and includes the effects of Fund expenses, but not applicable sales charges, if any. Returns would be lower if sales charges were included. The Average Annual Total Return table shows the Fund's average annual total returns by class for the periods shown, including the effect of applicable sales charges, and compares its performance with that of one or more broad-based securities market indexes. Performance information for an index does not include deductions for fees, expenses or taxes, and it is not possible to invest directly in an index. Past performance is not necessarily an indication of future results.

Year-by-Year Total Returns for Class I Shares (%)

Highest Quarter:	2nd Quarter 2003	+15.41%
Lowest Quarter:	4th Quarter 2008	-21.88%
Year-to-date total return as of 6/30/2009 is +3.17%

Average Annual Total Returns for the period ended 12/31/2008
	Inception Date of Share Class	1 Year	5 Year	10 Year	Performance Since 10/15/2002
Class I	10/15/2002	-36.96%	-2.20%	N/A	2.34%
Class I (after taxes on distributions)[1]	10/15/2002	-39.32%	-3.97%	N/A	0.79%
Class I (after taxes on distributions and the sale of Fund Shares)[1]	10/15/2002	-22.14%	-1.95%	N/A	1.89%
S&P 500 Index		-37.00%	-2.19%	N/A	2.34%

1	The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

FEES AND EXPENSES

Except as otherwise noted, the information in the Annual Fund Operating Expenses table is based on amounts incurred during the Fund's most recent fiscal year, expressed as a percentage of average net assets during the fiscal year. It is important for investors to understand that a decline in the Fund's average net assets would likely cause the Annual Fund Operating Expense ratios for the Fund's current fiscal year to be higher than the expense information presented.

You pay no shareholder transaction fees to the Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Class I
Management Fees	0.32%
12b-1 Fees	0.00%
Other Expenses	0.14%
Total Annual Fund Operating Expenses (Before Waiver)	0.46%
Total Annual Fund Operating Expenses (After Waiver)[1]	0.06%

1	The Fund's investment advisor has agreed until 5/31/2013 to contractually waive its management fee and/or reimburse expenses in order to limit the Fund's Total Annual Fund Operating Expenses so that they do not exceed, in the aggregate, the Fund's Total Annual Fund Operating Expenses (After Waiver/Reimbursement) listed above. In addition, the Fund's investment advisor may voluntarily further waive its fees and/or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund's investment advisor may cease these voluntary waivers and/or reimbursements at any time. The Total Annual Fund Operating Expenses (After Waiver/Reimbursement) listed above do not reflect voluntary fee waivers and/or expense reimbursements. Including current voluntary fee waivers and/or expense reimbursements, Total Annual Fund Operating Expenses (After Waiver/Reimbursement) were 0.02% for Class I.

  Example of Fund Expenses. Here is an example that can help you to compare the cost of investing in this Fund versus other mutual funds. For purposes of our example, let's assume that the Fund has an average annual return of 5%, that you reinvest all dividends and distributions, and that the Fund's fees and expenses remain exactly the same as in the tables above. Based on these assumptions, if you invested $10,000 in the Fund, here's how much you would pay in total fees and expenses for the time periods indicated:

If you held your shares, you would pay:
After:	Class I
1 Year	$6
3 Years	$19
5 Years	$84
10 Years	$410

If you sold your shares, you would pay:
After:	Class I
1 Year	$6
3 Years	$19
5 Years	$84
10 Years	$410

Because the Fund's fees and expenses may vary from year to year, the total fees and expenses you will actually pay may be higher or lower than those shown above.

Fund Summary

Evergreen Market Index Growth Fund

INVESTMENT GOAL

The Fund seeks investment results that achieve price and yield performance comparable to the Russell 1000® Growth Index*.

INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities that represent a composite of the Russell 1000® Growth Index (Russell 1000 Growth). The Russell 1000 Growth is an unmanaged market capitalization-weighted index measuring the performance of those companies included within the Russell 1000® Index (Russell 1000) with higher price-to-book ratios and higher forecasted earnings growth values. The Russell 1000 measures the performance of the 1000 largest companies in the Russell 3000® Index, which includes the 3000 largest U.S. companies based on market capitalization. To replicate the performance of the Russell 1000 Growth, the Fund's portfolio manager uses a passive management approach to invest in substantially all of the stocks comprising the Russell 1000 Growth.

The Fund intends to sell a portfolio investment when it is removed from the Russell 1000 Growth.

PRINCIPAL RISK SUMMARIES

Your investment in the Fund is subject to the following risks. For additional information on the risks listed below, see the section entitled "Fund Risks."

  Stock Market Risk. The value of your investment will be affected by general economic conditions such as prevailing economic growth, inflation and interest rates.

  Market Capitalization Risk. Stocks fall into three broad market capitalization categories - large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors and may underperform stocks in the other categories.

  Investment Style Risk. Different types of securities - such as growth style or value style securities - tend to perform differently and shift into and out of favor with investors depending on changes in market and economic conditions.

  Index Fund Risk.  An index fund cannot modify its investment strategy to respond to changes in the economy, may be particularly susceptible to general market declines, may not track its benchmark index perfectly and may have lower returns than its benchmark index due to fees and expenses.

*

"Russell 1000® Growth Index" is a trademark and service mark of Frank Russell Company (FRC) and has been licensed for use by Evergreen Investment Management Company, LLC. The product is not sponsored, endorsed, sold or promoted by FRC and FRC makes no representation regarding the advisability of investing in the product.

PERFORMANCE

The Year-by-Year Total Return chart and Average Annual Total Return table that follow provide you with some indication of the risks of investing in the Fund. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. The Year-by-Year Total Return chart shows performance of the indicated class for the periods shown and includes the effects of Fund expenses, but not applicable sales charges, if any. Returns would be lower if sales charges were included. The Average Annual Total Return table shows the Fund's average annual total returns by class for the periods shown, including the effect of applicable sales charges, and compares its performance with that of one or more broad-based securities market indexes. Performance information for an index does not include deductions for fees, expenses or taxes, and it is not possible to invest directly in an index. Past performance is not necessarily an indication of future results.

Year-by-Year Total Returns for Class I Shares (%)

Highest Quarter:	2nd Quarter 2003	+14.33%
Lowest Quarter:	4th Quarter 2008	-22.75%
Year-to-date total return as of 6/30/2009 is +11.56%

Average Annual Total Returns for the period ended 12/31/2008
	Inception Date of Share Class	1 Year	5 Year	10 Year	Performance Since 10/15/2002
Class I	10/15/2002	-38.39%	-3.42%	N/A	0.98%
Class I (after taxes on distributions)[1]	10/15/2002	-39.91%	-4.36%	N/A	0.16%
Class I (after taxes on distributions and the sale of Fund Shares)[1]	10/15/2002	-23.76%	-3.00%	N/A	0.71%
Russell 1000 Growth Index		-38.44%	-3.42%	N/A	1.05%

1	The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

FEES AND EXPENSES

Except as otherwise noted, the information in the Annual Fund Operating Expenses table is based on amounts incurred during the Fund's most recent fiscal year, expressed as a percentage of average net assets during the fiscal year. It is important for investors to understand that a decline in the Fund's average net assets would likely cause the Annual Fund Operating Expense ratios for the Fund's current fiscal year to be higher than the expense information presented.

You pay no shareholder transaction fees to the Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Class I
Management Fees	0.32%
12b-1 Fees	0.00%
Other Expenses	0.13%
Total Annual Fund Operating Expenses (Before Waiver)	0.45%
Total Annual Fund Operating Expenses (After Waiver)[1]	0.10%

1	The Fund's investment advisor has agreed until 5/31/2013 to contractually waive its management fee and/or reimburse expenses in order to limit the Fund's Total Annual Fund Operating Expenses so that they do not exceed, in the aggregate, the Fund's Total Annual Fund Operating Expenses (After Waiver/Reimbursement) listed above. In addition, the Fund's investment advisor may voluntarily further waive its fees and/or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund's investment advisor may cease these voluntary waivers and/or reimbursements at any time. The Total Annual Fund Operating Expenses (After Waiver/Reimbursement) listed above do not reflect voluntary fee waivers and/or expense reimbursements. Including current voluntary fee waivers and/or expense reimbursements, Total Annual Fund Operating Expenses (After Waiver/Reimbursement) were 0.02% for Class I.

  Example of Fund Expenses. Here is an example that can help you to compare the cost of investing in this Fund versus other mutual funds. For purposes of our example, let's assume that the Fund has an average annual return of 5%, that you reinvest all dividends and distributions, and that the Fund's fees and expenses remain exactly the same as in the tables above. Based on these assumptions, if you invested $10,000 in the Fund, here's how much you would pay in total fees and expenses for the time periods indicated:

If you held your shares, you would pay:
After:	Class I
1 Year	$10
3 Years	$32
5 Years	$100
10 Years	$419

If you sold your shares, you would pay:
After:	Class I
1 Year	$10
3 Years	$32
5 Years	$100
10 Years	$419

Because the Fund's fees and expenses may vary from year to year, the total fees and expenses you will actually pay may be higher or lower than those shown above.

Fund Summary

Evergreen Market Index Value Fund

INVESTMENT GOAL

The Fund seeks investment results that achieve price and yield performance comparable to the Russell 1000® Value Index*.

INVESTMENT STRATEGY

The Fund invests substantially all of its assets in equity securities that represent a composite of the Russell 1000® Value Index (Russell 1000 Value). The Russell 1000 Value is an unmanaged market capitalization-weighted index measuring the performance of those companies included within the Russell 1000® Index (Russell 1000) with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 measures the performance of the 1000 largest companies in the Russell 3000® Index, which includes the 3000 largest U.S. companies based on market capitalization. To replicate the performance of the Russell 1000 Value, the Fund's portfolio manager uses a passive management approach to invest in substantially all of the stocks comprising the Russell 1000 Value.

The Fund intends to sell a portfolio investment when it is removed from the Russell 1000 Value.

PRINCIPAL RISK SUMMARIES

Your investment in the Fund is subject to the following risks. For additional information on the risks listed below, see the section entitled "Fund Risks."

  Stock Market Risk. The value of your investment will be affected by general economic conditions such as prevailing economic growth, inflation and interest rates.

  Market Capitalization Risk. Stocks fall into three broad market capitalization categories - large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors and may underperform stocks in the other categories.

  Investment Style Risk. Different types of securities - such as growth style or value style securities - tend to perform differently and shift into and out of favor with investors depending on changes in market and economic conditions.

  Index Fund Risk.  An index fund cannot modify its investment strategy to respond to changes in the economy, may be particularly susceptible to general market declines, may not track its benchmark index perfectly and may have lower returns than its benchmark index due to fees and expenses.

*

"Russell 1000® Value Index" is a trademark and service mark of Frank Russell Company (FRC) and has been licensed for use by Evergreen Investment Management Company, LLC. The product is not sponsored, endorsed, sold or promoted by FRC and FRC makes no representation regarding the advisability of investing in the product.

PERFORMANCE

The Year-by-Year Total Return chart and Average Annual Total Return table that follow provide you with some indication of the risks of investing in the Fund. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. The Year-by-Year Total Return chart shows performance of the indicated class for the periods shown and includes the effects of Fund expenses, but not applicable sales charges, if any. Returns would be lower if sales charges were included. The Average Annual Total Return table shows the Fund's average annual total returns by class for the periods shown, including the effect of applicable sales charges, and compares its performance with that of one or more broad-based securities market indexes. Performance information for an index does not include deductions for fees, expenses or taxes, and it is not possible to invest directly in an index. Past performance is not necessarily an indication of future results.

Year-by-Year Total Returns for Class I Shares (%)

Highest Quarter:	2nd Quarter 2003	+17.15%
Lowest Quarter:	4th Quarter 2008	-22.10%
Year-to-date total return as of 6/30/2009 is -2.83%

Average Annual Total Returns for the period ended 12/31/2008
	Inception Date of Share Class	1 Year	5 Year	10 Year	Performance Since 10/15/2002
Class I	10/15/2002	-36.77%	-0.77%	N/A	3.91%
Class I (after taxes on distributions)[1]	10/15/2002	-38.80%	-2.80%	N/A	2.12%
Class I (after taxes on distributions and the sale of Fund Shares)[1]	10/15/2002	-22.93%	-0.79%	N/A	3.21%
Russell 1000 Value Index		-36.85%	-0.79%	N/A	4.22%

1	The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or tax benefits when capital losses occur. Actual after-tax returns will depend on your individual tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

FEES AND EXPENSES

Except as otherwise noted, the information in the Annual Fund Operating Expenses table is based on amounts incurred during the Fund's most recent fiscal year, expressed as a percentage of average net assets during the fiscal year. It is important for investors to understand that a decline in the Fund's average net assets would likely cause the Annual Fund Operating Expense ratios for the Fund's current fiscal year to be higher than the expense information presented.

You pay no shareholder transaction fees to the Fund.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Class I
Management Fees	0.32%
12b-1 Fees	0.00%
Other Expenses	0.13%
Total Annual Fund Operating Expenses (Before Waiver)	0.45%
Total Annual Fund Operating Expenses (After Waiver)[1]	0.10%

1	The Fund's investment advisor has agreed until 5/31/2013 to contractually waive its management fee and/or reimburse expenses in order to limit the Fund's Total Annual Fund Operating Expenses so that they do not exceed, in the aggregate, the Fund's Total Annual Fund Operating Expenses (After Waiver/Reimbursement) listed above. In addition, the Fund's investment advisor may voluntarily further waive its fees and/or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund's investment advisor may cease these voluntary waivers and/or reimbursements at any time. The Total Annual Fund Operating Expenses (After Waiver/Reimbursement) listed above do not reflect voluntary fee waivers and/or expense reimbursements. Including current voluntary fee waivers and/or expense reimbursements, Total Annual Fund Operating Expenses (After Waiver/Reimbursement) were 0.02% for Class I.

  Example of Fund Expenses. Here is an example that can help you to compare the cost of investing in this Fund versus other mutual funds. For purposes of our example, let's assume that the Fund has an average annual return of 5%, that you reinvest all dividends and distributions, and that the Fund's fees and expenses remain exactly the same as in the tables above. Based on these assumptions, if you invested $10,000 in the Fund, here's how much you would pay in total fees and expenses for the time periods indicated:

If you held your shares, you would pay:
After:	Class I
1 Year	$10
3 Years	$32
5 Years	$100
10 Years	$419

If you sold your shares, you would pay:
After:	Class I
1 Year	$10
3 Years	$32
5 Years	$100
10 Years	$419

Because the Fund's fees and expenses may vary from year to year, the total fees and expenses you will actually pay may be higher or lower than those shown above.

FUND RISKS

PRINCIPAL RISKS

The following provides additional information regarding the various risks referenced in the section entitled "Fund Summary."

  Stock Market Risk. Your investment in a Fund is affected by general economic conditions such as prevailing economic growth, inflation and interest rates. When economic growth slows, or interest or inflation rates increase, equity securities tend to decline in value. Such events could also cause companies to decrease the dividends they pay. If these events were to occur, the dividend yield of, total return earned on, and the value of your investment would likely decline. Even if general economic conditions do not change, the dividend yield of, total return earned on and the value of your investment could decline if the particular industries, companies or sectors in which a Fund invests do not perform well.

  Market Capitalization Risk. Companies of different sizes may respond differently to various economic or market conditions and to other factors. As a result, a Fund that invests primarily in companies in a particular market capitalization range, for example, large-, medium-, or small-capitalization ranges, may underperform a Fund that invests more broadly or that invests primarily in companies of a different market capitalization.

  Investment Style Risk. Different types of securities — such as growth style or value style securities — tend to shift into and out of favor with investors depending on changes in market and economic conditions. As a result, a Fund's performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

  Index Fund Risk. A Fund that seeks to approximate the investment performance of a specified benchmark index is generally not actively managed and invests in securities included in its benchmark index regardless of their investment merit. Therefore, the Fund cannot modify its investment strategy to respond to changes in the economy and may be particularly susceptible to a general decline in the U.S. or global stock market segment relating to the index. Although the Fund uses modeling techniques intended to produce performance that approximates its benchmark index (before expenses), there can be no assurance that these techniques will reduce "tracking error", the difference between the Fund's investment results (before expenses) and the results of the index. The Fund's returns may be lower than the returns of its benchmark index as a result of brokerage costs, fees and operating expenses.

ADDITIONAL INVESTMENT STRATEGIES AND RELATED RISKS

In addition to the strategies described under "Investment Strategy," a Fund may also pursue the following non-principal investment strategies, which are subject to the risks described below:

  Derivatives. A Fund may, but will not necessarily, use derivatives. A derivative is a financial contract whose value depends on changes in the value of one or more underlying assets, reference rates, or indexes. A Fund's use of derivatives may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and may perform in ways unanticipated by a Fund's investment adviser. A Fund's use of derivatives involves the risk that the other party to the derivative contract will fail to make required payments or otherwise to comply with the terms of the contract. Derivatives transactions can create investment leverage, may be highly volatile and a Fund could lose more than the amount it invests. Derivatives may be difficult to value and highly illiquid, and a Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders.

  Temporary Defensive Strategy. A Fund may, but will not necessarily, temporarily invest up to 100% of its assets in cash and/or high-quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Fund's investment goal and principal investment strategies and, if employed, could result in a lower return and loss of market opportunity.

For more information on these and other investment strategies a Fund may pursue, and the risks associated with such strategies, please see the Fund's Statement of Additional Information (SAI).

FUND MANAGEMENT

INVESTMENT ADVISOR AND ADMINISTRATOR

As investment advisor to the Evergreen funds, Evergreen Investment Management Company, LLC (EIMC) manages and oversees each Evergreen fund's investments and supervises its daily business affairs. EIMC has been managing mutual funds and private accounts since 1932 and managed over $82.5 billion in assets for the Evergreen funds as of 12/31/2008. EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034. EIMC is a subsidiary of Wells Fargo & Company (Wells Fargo), a bank holding company in the United States, with over $1.3 trillion in assets as of 12/31/2008.

For a Fund's most recent fiscal year, the advisory fee paid to EIMC was as follows:

Advisory Fees Paid as % of Net Assets
Evergreen Fund	As a % of average daily net assets
Market Index Fund	0.00%
Market Index Growth Fund	0.00%
Market Index Value Fund	0.00%

EIMC also serves as administrator to the Evergreen funds. As administrator, EIMC prepares various filings, reports and contracts on behalf of the Evergreen funds, performs certain back office services, and provides the Evergreen funds with facilities, equipment and personnel. The Evergreen funds pay EIMC a fee for these services and those fees are included in the "Other Expenses" item in the Annual Fund Operating Expenses table in the section entitled "Fees and Expenses."

For a discussion regarding the basis for the approval of a Fund's investment advisory, and, if applicable, sub-advisory agreement(s) by its Board of Trustees, please see the Fund's most recent shareholder report for the period ended November 30th.

PORTFOLIO MANAGER(S)

Name/Year Joined Fund	Role	Employer	Positions Over Past Five Years
William E. Zieff/2002	Portfolio Manager	EIMC or predecessor 2000-Present	Chief Investment Officer & Managing Director

The SAI contains additional information about a Fund's portfolio manager(s), including other accounts managed, ownership of Fund shares and compensation structure.

AFFILIATED SERVICE PROVIDERS

Evergreen Service Company, LLC (ESC), a subsidiary of Wells Fargo and an affiliate of EIMC, serves as the Evergreen funds' transfer agent. The Evergreen funds pay ESC fees for these services and such fees are included in the "Other Expenses" item in the Annual Fund Operating Expenses table in the section entitled "Fees and Expenses."

Evergreen Investment Services, Inc. (EIS), a subsidiary of Wells Fargo and an affiliate of EIMC, serves as the Evergreen funds' distributor/principal underwriter. Certain of the Evergreen funds pay EIS fees for these services pursuant to their 12b-1 plans as well as through the sales charges paid in respect of fund shares. For information regarding such compensation with respect to a Fund, please see the SAI.

Wachovia Bank N.A., an affiliate of EIMC, may serve as securities lending agent with respect to a portion of a Fund's securities and is compensated for its services on a basis approved by the Fund's Board of Trustees. For information regarding such compensation with respect to a Fund, please see the SAI.

A Fund may place a portion of its commissionable trades through Wells Fargo Advisers, LLC, a broker-dealer affiliated with EIMC. For information regarding the amounts of any such trades with respect to a Fund, please see the SAI. For more general information about portfolio transactions, see the section entitled "Portfolio Trading Costs and Turnover."

LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC's affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

Evergreen has reached final settlements with the Securities and Exchange Commission ("SEC") and the Securities Division of the Secretary of the Commonwealth of Massachusetts ("Commonwealth") primarily relating to the liquidation of Evergreen Ultra Short Opportunities Fund ("Ultra"). The claims settled include the following: first, that during the period February 2007 through Ultra's liquidation on June 18, 2008, Ultra's former portfolio management team failed to properly take into account readily available information in valuing certain non-agency residential mortgage-backed securities held by Ultra, resulting in Ultra's net asset value ("NAV") being overstated during the period; second, that Evergreen acted inappropriately when, in an effort to explain the decline in Ultra's NAV, certain information regarding the decline was communicated to some, but not all, shareholders and financial intermediaries; third, that the Ultra portfolio management team did not adhere to regulatory requirements for affiliated cross trades in executing trades with other Evergreen Funds; and finally, that from at least September 2007 to August 2008, Evergreen Investment Services, Inc., Evergreen's affiliated broker-dealer, did not preserve certain text and instant messages transmitted via personal digital assistant devices. In settling these matters, Evergreen has agreed to a payment of $41.125 million, up to $40.125 million of which will be distributed to eligible shareholders of Ultra pursuant to a methodology and plan approved by the regulators. Evergreen neither admitted nor denied the regulators' conclusions.

In addition, three purported class actions have been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in Ultra suffered losses as a result of (i) misleading statements in Ultra's registration statement and prospectus, (ii) the failure to accurately price securities in Ultra at different points in time and (iii) the failure of Ultra's risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

PRICING

CALCULATING A FUND'S SHARE PRICE

The value of one share of a Fund, also known as the net asset value (NAV), is calculated by adding up the Fund's total assets, subtracting all liabilities, and then dividing the result by the total number of shares outstanding. A separate NAV is calculated for each class of shares of a Fund. A Fund's NAV is normally calculated using the value of the Fund's assets as of 4:00 p.m. ET on each day the New York Stock Exchange (NYSE) is open for regular trading. A Fund that holds securities quoted in foreign currencies will convert such prices into U.S. dollars using exchange rates determined at 4:00 p.m. ET (or, if earlier, near the time the Fund calculates its NAV) each day the Fund's NAV is calculated. The Evergreen funds reserve the right to adjust the time that a Fund calculates its NAV if the NYSE closes earlier than 4:00 p.m. ET or under certain unusual circumstances.

The price per share that you pay when you purchase shares of a Fund, or the amount per share that you receive when you sell shares of a Fund, is based on the next NAV calculated after your purchase or sale order is received (after taking into account any applicable sales charges).

VALUING A FUND'S INVESTMENTS

A Fund must determine the value of the securities in its portfolio in order to calculate its NAV. A Fund generally values portfolio securities by using current market prices. Money market securities and short-term debt securities of sufficient credit quality that mature in 60 days or less from acquisition date are valued at amortized cost.

Because certain securities in which a Fund may invest (e.g., foreign securities that trade on foreign exchanges) may trade on days when the Fund does not price its shares (e.g., days the NYSE is closed), the value of securities the Fund holds may change on days when shareholders are not able to purchase or sell shares of the Fund. Accordingly, the price of the Fund's shares will not reflect any such changes until the Fund's NAV is next calculated.

Valuing securities at a "fair value." If a market price for a security is not readily available or is deemed unreliable, a Fund uses a "fair value" for the security as determined under policies established and reviewed periodically by the Fund's Board of Trustees. Although intended to approximate the actual value at which securities could be sold in the market, the fair value of one or more of the securities in a Fund's portfolio could be different from the actual value at which those securities could be sold in the market.

The amount of any particular Fund's portfolio that is fair valued varies based on, among other factors, the types of investments the Fund holds. Depending on the types of investments a Fund holds, a substantial amount of its assets may be fair valued. Examples of securities that may be fair valued include:

  Securities that trade on foreign exchanges. Many foreign exchanges close substantially before a Fund calculates its NAV, and events occurring after foreign exchanges close may materially affect the values of securities traded in those markets. Therefore, closing market prices for foreign securities may not reflect current values as of the time a Fund that holds such securities values its shares. In these instances, a Fund may fair value foreign securities.

  Debt securities with more than 60 days to maturity. A Fund generally values debt securities that mature in more than 60 days from acquisition date for which market prices are unavailable by using matrix pricing or other methods, provided by an independent pricing service or other service, that typically take into consideration such factors as the prices of securities with similar characteristics, such as yields, maturities, liquidity and ratings.

SHARE CLASS INFORMATION

  Class I. The Funds offer Class I shares at NAV without a front-end sales charge, contingent deferred sales charge or 12b-1 fee. Shares of the Funds are only offered to certain pension plans having at least $100 million in assets.

  Additional Compensation to Financial Services Firms. EIMC or EIS has entered into revenue sharing arrangements under which EIMC or EIS, as the case may be, makes payments to financial services firms that are intended to provide incentives for the sale of shares of Evergreen funds or to compensate the intermediary for marketing or marketing support activities. Payments under these arrangements are made from EIMC's or EIS's resources, as the case may be (including profits from investment management and other agreements and arrangements between them and their affiliates and the Evergreen funds), and are in addition to any front-end sales charges, up-front commissions, 12b-1 fees or other payments made or incentives provided to the financial services firm. The amounts of these payments typically are calculated as a percentage of sales made to and/or assets held by customers of the financial services firm. In some cases, these amounts are paid to financial services firms that include the Evergreen funds on a "preferred list." Please contact an Evergreen funds service representative at 1.800.847.5397 for a listing of financial services firms with whom we have such arrangements. In addition, EIS or its affiliates may compensate financial intermediaries for various administrative and account maintenance services they provide to their clients who are Evergreen fund shareholders.

If payments to financial services firms by the distributor or advisor for a particular mutual fund complex exceed payments by other mutual fund complexes, your financial advisor and the financial services firm employing him or her may have an incentive to recommend that fund complex over others. Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by EIMC or EIS and their affiliates and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial services firm at the time of your purchase.

BUYING AND SELLING FUND SHARES

ACCOUNT MINIMUMS

The minimum initial purchase amount for Class I shares is $1 million, which may be waived in certain situations. There is no minimum amount required for subsequent purchases. The Evergreen funds may redeem accounts that fall below the minimum initial purchase amount due to shareholder transactions.

OPENING AN ACCOUNT, ADDING TO AN ACCOUNT, AND SELLING FUND SHARES

Opening an Account
Through an Investment Professional	Institutional investors may buy shares through broker-dealers, banks and certain other financial intermediaries.

Adding to an Account
By Phone	Step 1	Call an Evergreen funds service representative, call 1.800.847.5397 between 8 a.m. and 6 p.m. ET on any business day.
	Step 2	Instruct your bank to wire or transfer the amount of your purchase (they may charge a wiring fee).

Selling Fund Shares
By Phone[1]	Call an Evergreen funds service representative at 1.800.847.5397 between 8 a.m. and 6 p.m. ET on any business day.

1	The telephone redemption service must be authorized ahead of time. Once you have authorized this service, anyone with a Personal Identification Number (PIN) or the required account information (including your investment professional) can request a telephone redemption in your account.

  Nature and Timing of Proceeds. Normally, we will send your redemption proceeds on the next business day after we process your request; however we may take up to seven business days. As permitted by federal securities laws, we may suspend redemptions or postpone payment for more than seven days under certain unusual circumstances. If you have recently purchased shares by check or ACH transfer and the Fund has not yet collected payment for the shares you are redeeming, we may delay paying out the proceeds on your redemption until payment has been collected, which may take up to seven business days. In addition, we reserve the right to redeem in kind, under certain circumstances, by paying you the proceeds of a redemption in securities rather than in cash, and to redeem the remaining amount in the account if the account balance falls below the minimum initial purchase amount. See "Account Minimums."

  Redemption Requests That Require a Signature Guarantee. To protect you and the Evergreen funds against fraud, certain redemption requests must be made in writing with your signature guaranteed. A Medallion signature guarantee can be obtained from such entities as those listed below. A notary public is not authorized to provide a Medallion signature guarantee. Only the most current medallion issued by the Securities Transfer Agent Medallion Program, Inc. will be accepted. For additional information about a Medallion signature guarantee, please contact your financial advisor or call Evergreen Investments. The following circumstances require a Medallion signature guarantee:

  You want the proceeds transmitted into a bank account not listed on the account.

  You want the proceeds payable to anyone other than the registered owner(s) of the account.

  Either the address or the bank account you are sending the proceeds to has been changed within 30 days.

  The account is registered in the name of a fiduciary corporation or any other organization.

In these cases, additional documentation may be required:
Corporate accounts: certified copy of corporate resolution
Fiduciary accounts: copy of the power of attorney or other governing document	Who Can Provide a Medallion Signature Guarantee? Commercial Bank Trust Company Savings Association Credit Union Member of a U.S. Stock Exchange

SHORT-TERM TRADING POLICY

Excessive short-term trading by investors in a Fund's shares can be detrimental to the interests of long-term shareholders. Excessive short-term trading may disrupt portfolio management of the Fund, harm Fund performance, create transaction and other administrative costs that are borne by all shareholders and, ultimately, result in a dilution of, or otherwise have a negative impact on, the value of the Fund's shares held by long-term shareholders.

To limit the negative effects of short-term trading on a Fund, the Fund's Board of Trustees has adopted certain restrictions on trading by investors. If an investor redeems more than $5,000 (including redemptions that are a part of an exchange transaction) from an Evergreen fund, that investor is "blocked" from purchasing shares of that Fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption. The short-term trading policy does not apply to:

  Money market funds;

  Evergreen Adjustable Rate Fund;

  Systematic investments or exchanges where Evergreen or the financial intermediary maintaining the shareholder account identifies to Evergreen the transaction as a systematic redemption or purchase at the time of the transaction;

  Rebalancing transactions within certain asset allocation or "wrap" programs where Evergreen or the financial intermediary maintaining the shareholder account is able to identify the transaction as part of a firm-approved asset allocation program;

  Purchases by a "fund of funds" into the underlying fund vehicle and purchases by 529 Plans;

  Certain transactions involving participants in employer-sponsored retirement plans, including: participant withdrawals due to mandatory distributions, rollovers and hardships; withdrawals of shares acquired by participants through payroll deductions; and, shares acquired or sold by a participant in connection with plan loans; and

  Purchases below $5,000 (including purchases that are a part of an exchange transaction).

While the Fund will not monitor trading activity outside the policy above, the Fund reserves the right to reject any purchase or exchange, to terminate an investor's investment or exchange privileges or to seek additional information, if the Fund determines in its sole discretion that trading activity by the investor may be detrimental to the interests of long-term shareholders. In considering whether trading activity may be detrimental to the interests of long-term shareholders, the Fund considers a number of factors, such as the frequency of trading by the investor, the amount involved in the investor's trades, and the length of time the investment is held, along with other factors.

There are certain limitations on the Fund's ability to detect and prevent short-term trading. For example, while the Fund has access to trading information relating to investors who trade and hold their shares directly with the Fund, the Fund may not have timely access to such information for investors who trade through financial intermediaries such as broker-dealers and financial advisors or through retirement plans. Certain financial intermediaries and retirement plans hold their shares or those of their clients through omnibus accounts maintained with the Fund. The Fund may be unable to compel financial intermediaries to apply the Fund's short-term trading policy described above. The Fund reserves the right, in its sole discretion, to allow financial intermediaries to apply alternative short-term trading policies. The Fund will use reasonable diligence to confirm that such intermediaries are applying the Fund's short-term trading policy or an acceptable alternative. Consult the disclosure provided by your financial intermediary for any alternative short-term trading policies that may apply to your account. It is possible that excessive short-term trading or trading in violation of the Fund's trading restrictions may occur despite the Fund's efforts to prevent such trading.

DIVIDENDS AND DISTRIBUTIONS

A mutual fund distributes to its shareholders the net income and gain it receives from its investments in two forms: dividends and capital gains distributions. Dividends are derived from the dividends, interest and other income that a mutual fund receives from its investments. Capital gains are realized when a mutual fund sells an investment for a gain.

  Distribution Payment Schedule. A Fund usually distributes capital gains, if any, at least once a year, near the end of the calendar year. The frequency with which a Fund distributes dividends is listed below:

Dividend Payments
Fund	Frequency
Market Index Fund	Annually
Market Index Growth Fund	Annually
Market Index Value Fund	Annually

When an investor purchases shares of a Fund, the investor generally becomes eligible to receive dividend distributions on such shares on the first business day following receipt by the Fund's transfer agent of payment for the shares.

If you purchase shares shortly before the record date for a dividend or the distribution of capital gains, you will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution even though you did not hold your shares during all or some of the period when the dividend or distribution was earned by the Fund.

  Distribution Options. Unless you choose otherwise on the account application, all dividend, capital gain and other distribution payments made to you by a Fund will be reinvested in additional shares of the Fund. Other options are:

    to reinvest dividends earned in one Evergreen fund into an existing account in another Evergreen fund in the same share class and same registration automatically, with capital gains reinvested in the original fund;

    to reinvest capital gains but receive all ordinary income dividend distributions in cash; or

    to receive all distributions in cash.

You may write to us at Evergreen Investments, P.O. Box 8400, Boston, MA 02266-8400 or call 1.800.847.5397 to change preferences. If you purchase shares through your employer's retirement plan, the terms of the plan may govern the reinvestment of distributions from the Fund.

When a distribution or redemption check is returned by the post office as undeliverable or is not cashed within 180 days, whichever event occurs first, the proceeds may be reinvested in additional shares in the originating account at the next-calculated NAV, and any future distributions will be automatically reinvested. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

TAXES

Generally, as described in more detail below, a shareholder may be taxed in two ways:

  On Fund distributions (dividends and capital gains).

  On any gain made when shares are sold or exchanged by the shareholder.

Exceptions may exist for certain shareholders:

  If you invest in a Fund through a tax-deferred retirement account, you will not be subject to tax on dividends and capital gains distributions from the Fund or the sale of Fund shares if those amounts remain in the tax-deferred account.

  Because Evergreen Money Market Funds seek to maintain a stable NAV, the sale or exchange of shares in such funds is typically not a taxable event.

  Because the income received by Evergreen Bond Funds and Evergreen Money Market Funds generally does not include corporate dividends, the discussion below regarding qualified dividend income will generally not apply to such funds.

  Dividends, but not capital gains, distributed by Evergreen Municipal Bond Funds and Evergreen Municipal Money Market Funds are generally exempt from federal income tax, but may be subject to the federal alternative minimum tax and state income tax. Dividends, but not capital gains, distributed by Evergreen State Municipal Bond Funds and Evergreen State Municipal Money Market Funds are generally exempt from personal income taxes in the state for which the Fund is named. To the extent that dividends distributed by such funds are not exempt from federal income tax, the following discussion applies.

  Fund Distributions. When a Fund distributes dividends or capital gains to you, you must pay any taxes due, whether you receive these distributions in cash or elect to have them reinvested.

Dividends may be treated in two different ways for federal income tax purposes, as ordinary income or as qualified dividend income. Under the current tax code, for taxable years beginning before January 1, 2011, certain income received by the Fund and distributed to you as a dividend may constitute qualified dividend income, which is currently taxed at rates applicable to long-term capital gains (that have been temporarily reduced in the case of individuals to no higher than 15%), provided that the Fund and its shareholders meet certain holding period and other requirements with respect to the underlying stock and the shareholder's Fund shares, respectively. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011. In addition, in order for dividends received by the Fund from a foreign corporation to constitute qualified dividends, the relevant foreign country must have a tax treaty with the U.S. and the foreign corporation must satisfy certain additional requirements. If the dividends paid to you do not constitute qualified dividend income, you must report them as ordinary income, meaning that they will be taxed at your maximum marginal income tax rate.

When a mutual fund sells a security at a gain that it held for a year or less, the gain is considered short-term, and when distributed to you, it will be taxed as ordinary income at your maximum marginal income tax rate. When a mutual fund sells a security at a gain that it held for more than a year, the gain is considered long-term, and when distributed to you, it will be taxed at the applicable long-term capital gains rates, which for individuals have been temporarily reduced to no higher than 15% for taxable years beginning before January 1, 2011. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011.

  Gains/Losses You Realize When You Sell or Exchange Shares. When you sell or exchange shares in a Fund, you have created a taxable event. Remember, an exchange is a purchase and sale for tax purposes. You must report any resulting gain or loss on your tax return unless the transaction was entered into through a tax-deferred retirement account. It is your responsibility to keep accurate records of your mutual fund transactions. You will need this information when you file your income tax return, since you must report any capital gain or loss you incur when you sell shares.

  Tax Reporting. ESC or your broker provides you and the IRS with a tax statement of your dividend and capital gains distributions for each calendar year on Form 1099 DIV. Proceeds from a sale or exchange, except for money market transactions, are reported on Form 1099B. In addition, with respect to investors who hold shares of an Evergreen Municipal Bond Fund or an Evergreen Municipal Money Market Fund, exempt-interest dividends are reported on Form 1099 INT. You must report these on your tax return. You could pay a penalty if you neglect to report them. You will not be provided with the above mentioned forms if you are exempt from certain reporting requirements. You may obtain a copy of the ESC tax information guide at EvergreenInvestments.com/tax. Please consult your tax advisor for further information about the federal, state and local tax consequences of an investment in a fund.

  Retirement Plans. You may invest in an Evergreen fund through employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans. For special rules concerning these plans, including applications, restrictions, tax advantages, and potential sales charge waivers, contact your investment professional. To determine if a retirement plan may be appropriate for you, consult your tax advisor.

PORTFOLIO TRADING COSTS AND TURNOVER

Portfolio Trading Costs. When mutual funds buy or sell equity securities, brokerage commissions are generally paid to the broker-dealers that execute the transactions. Rather than being reflected as an ongoing expense of a fund, commissions are added to the cost of purchasing, or subtracted from the proceeds of selling, a security, when determining a fund's gain or loss. Although from time to time a fund might pay a commission on a transaction involving a debt security, such transactions are generally conducted directly with a dealer or other counterparty (principal transactions), and no commission is paid. Rather, an undisclosed amount of "mark-up" is included in the price paid for the security. As a result, funds that invest mainly in debt securities will typically have lower brokerage commissions, although not necessarily lower transaction costs, than funds that invest mainly in equity securities.

Information concerning the brokerage commissions paid by a Fund during its most recent fiscal year is set forth below. The table does not reflect the undisclosed amount of "mark-up" on principal transactions, if any.

Portfolio Trading Costs
Evergreen Market Index Fund
Total shares traded[1]	1,848,518
Total dollars traded[1]	$25,572,066
Average commission per share	$0.00
Commission per share range	$0.00 - $0.02
Total commissions paid	$2,901
Total commissions as a percentage of average net assets	0.00%
Commissions paid per $1,000 invested	$0.01

1	Only includes trades in which a commission was paid.

Portfolio Trading Costs
Evergreen Market Index Growth Fund
Total shares traded[1]	8,668,098
Total dollars traded[1]	$301,294,329
Average commission per share	$0.00
Commission per share range	$0.00 - $0.03
Total commissions paid	$30,186
Total commissions as a percentage of average net assets	0.01%
Commissions paid per $1,000 invested	$0.06

1	Only includes trades in which a commission was paid.

Portfolio Trading Costs
Evergreen Market Index Value Fund
Total shares traded[1]	4,924,933
Total dollars traded[1]	$112,014,253
Average commission per share	$0.01
Commission per share range	$0.00 - $0.04
Total commissions paid	$26,569
Total commissions as a percentage of average net assets	0.01%
Commissions paid per $1,000 invested	$0.06

1	Only includes trades in which a commission was paid.

Portfolio Turnover. The Evergreen funds generally do not take portfolio turnover into account in making investment decisions. Therefore, a Fund could experience a high rate of portfolio turnover (100% or more) in any given fiscal year, resulting in greater brokerage and other transaction costs which are borne by the Fund and its shareholders. It may also result in a Fund realizing greater net short-term capital gains, distributions of which are taxable to shareholders as ordinary income except to shareholders holding Fund shares in retirement plans. Portfolio turnover rates can be found in the "Financial Highlights" section.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help a Fund shareholder understand the Fund's financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by KPMG LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

Evergreen Market Index Fund

	Year Ended May 31,
Class I	2009	2008	2007	2006	2005
Net asset value, beginning of period	$13.11	$14.48	$14.50	$13.81	$12.97
Income from investment operations
Net investment income (loss)	0.23[1]	0.28[1]	0.27[1]	0.27[1]	0.30
Net realized and unrealized gains or losses on investments	(4.59)	(1.24)	2.76	0.91	0.76
Total from investment operations	(4.36)	(0.96)	3.03	1.18	1.06
Distributions to shareholders from
Net investment income	(0.29)	(0.23)	(0.30)	(0.32)	(0.20)
Net realized gains	(1.31)	(0.18)	(2.75)	(0.17)	(0.02)
Total distributions to shareholders	(1.60)	(0.41)	(3.05)	(0.49)	(0.22)
Net asset value, end of period	$7.15	$13.11	$14.48	$14.50	$13.81
Total return	(32.47)%	(6.71)%	22.78%	8.56%	8.24%
Ratios and supplemental data
Net assets, end of period (thousands)	$237,129	$351,138	$558,366	$406,581	$722,863
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.02%	0.03%	0.03%	0.03%	0.03%
Expenses excluding waivers/reimbursements and expense reductions	0.46%	0.46%	0.46%	0.46%	0.46%
Net investment income (loss)	2.74%	2.01%	1.93%	1.90%	2.08%
Portfolio turnover rate	3%	7%	5%	6%	6%

1	Net investment income (loss) per share is based on average shares outstanding during the period.

Evergreen Market Index Growth Fund

	Year Ended May 31,
Class I	2009	2008	2007	2006	2005
Net asset value, beginning of period	$15.01	$15.36	$13.44	$12.99	$12.77
Income from investment operations
Net investment income (loss)	0.18[1]	0.22	0.14	0.18	0.15
Net realized and unrealized gains or losses on investments	(4.96)	(0.23)	2.53	0.62	0.27
Total from investment operations	(4.78)	(0.01)	2.67	0.80	0.42
Distributions to shareholders from
Net investment income	(0.19)	(0.17)	(0.16)	(0.15)	(0.12)
Net realized gains	(0.97)	(0.17)	(0.59)	(0.20)	(0.08)
Total distributions to shareholders	(1.16)	(0.34)	(0.75)	(0.35)	(0.20)
Net asset value, end of period	$9.07	$15.01	$15.36	$13.44	$12.99
Total return	(30.66)%	(0.14)%	20.34%	6.11%	3.28%
Ratios and supplemental data
Net assets, end of period (thousands)	$485,834	$729,526	$945,116	$721,771	$854,566
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.02%	0.03%	0.03%	0.03%	0.03%
Expenses excluding waivers/reimbursements and expense reductions	0.45%	0.46%	0.46%	0.46%	0.46%
Net investment income (loss)	1.80%	1.21%	1.23%	1.12%	1.45%
Portfolio turnover rate	28%	24%	18%	25%	15%

1	Net investment income (loss) per share is based on average shares outstanding during the period.

Evergreen Market Index Value Fund

	Year Ended May 31,
Class I	2009	2008	2007	2006	2005
Net asset value, beginning of period	$12.99	$15.67	$15.75	$14.83	$13.23
Income from investment operations
Net investment income (loss)	0.31[1]	0.38	0.39[1]	0.64	0.35
Net realized and unrealized gains or losses on investments	(4.91)	(2.26)	3.26	1.18	1.69
Total from investment operations	(4.60)	(1.88)	3.65	1.82	2.04
Distributions to shareholders from
Net investment income	(0.35)	(0.30)	(0.38)	(0.34)	(0.28)
Net realized gains	(0.77)	(0.50)	(3.35)	(0.56)	(0.16)
Total distributions to shareholders	(1.12)	(0.80)	(3.73)	(0.90)	(0.44)
Net asset value, end of period	$7.27	$12.99	$15.67	$15.75	$14.83
Total return	(35.28)%	(12.25)%	25.57%	12.53%	15.51%
Ratios and supplemental data
Net assets, end of period (thousands)	$413,715	$656,058	$839,657	$505,681	$818,284
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.02%	0.03%	0.03%	0.03%	0.03%
Expenses excluding waivers/reimbursements and expense reductions	0.45%	0.46%	0.46%	0.46%	0.45%
Net investment income (loss)	3.56%	2.66%	2.56%	2.63%	2.54%
Portfolio turnover rate	31%	27%	17%	27%	16%

1	Net investment income (loss) per share is based on average shares outstanding during the period.

Fund Information Quick Reference Guide

Evergreen Express Line Call 1.800.346.3858 24 hours a day to:

  check your account

  order a statement

  get a Fund's current price, yield and total return

  buy, sell or exchange Fund shares

Shareholder Services Call 1.800.847.5397

Monday - Friday, 8 a.m. to 6 p.m. ET to

  buy, sell or exchange Fund shares

  order applications

  get assistance with your account

Write us a letter

Evergreen Investments
P.O. Box 8400
Boston, MA 02266-8400

  buy, sell or exchange Fund shares

  change the registration on an account

  for general correspondence

Express, registered or certified mail

Evergreen Investments
30 Dan Road
Canton, MA 02021-2809

Visit us on-line

EvergreenInvestments.com

Evergreen Investments 200 Berkeley Street Boston, MA 02116-5034

For more information about a Fund, ask for:

  The Fund's most recent annual or semi-annual report, which contains a financial accounting for the Fund and a list of the Fund's portfolio holdings as of a specific date. The annual report also contains commentary from the Fund's portfolio manager(s) regarding the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal year or period.

  The Statement of Additional Information (SAI), which contains more detailed information about the Fund and its policies and procedures. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this prospectus, which means that its contents are legally considered to be part of this prospectus.

For questions, other information, or to request a copy, without charge, of any of the documents referenced above, call 1.800.847.5397 or ask your investment professional. We will mail material within three business days. Due to specific limitations on purchases of the Funds' shares, the Funds' SAI and Annual and Semiannual reports are not available on Evergreen's Web site.

Information about the Fund (including the documents referenced above) is also available, without charge, on the SEC's web site at http:// www.sec.gov. Copies of this material may be obtained, for a duplication fee, by writing the SEC Public Reference Section, Washington D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. This material can also be reviewed and copied at the SEC's Public Reference Room inWashington, D.C. For more information about the operation of the Public Reference Room, call the SEC at 1.202.551.8090.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc.,
200 Berkeley Street, Boston, MA 02116-5034
Evergreen Investments is a service mark of Evergreen Investment Management
Company, LLC. Copyright 2009.

563882 RV7 811-08413

EVERGREEN EQUITY TRUST

PART B

STATEMENT OF ADDITIONAL INFORMATION FOR Evergreen Market Index Fund, Evergreen Market Index Growth Fund and Market Index Value Fund

SUPPLEMENT TO THE PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION

OF

EVERGREEN EQUITY INDEX FUNDS

I.	Evergreen Market Index Fund Evergreen Market Index Growth Fund Evergreen Market Index Value Fund (each a “Fund” and collectively, the “Funds”)

The prospectus and Statement of Additional Information of the Funds are hereby supplemented as follows:

                Each Fund’s sole shareholder has redeemed its entire investment from the Fund.  Accordingly, the Funds are no longer conducting investment operations or pursuing their investment goals and investment strategies.  Shares of the Funds are no longer available for purchase.

October 1, 2009

SUPPLEMENT TO THE

SUPPLEMENT TO THE

PROSPECTUSES AND

STATEMENTS OF ADDITIONAL INFORMATION

OF

EVERGREEN EQUITY INDEX FUNDS

EVERGREEN NATIONAL MUNICIPAL BOND FUNDS

 (together, the “Evergreen Funds”)

At a meeting held on September 23-24, 2009, the Boards of Trustees of the Evergreen Funds approved a change in the principal underwriter for the Evergreen Funds from Evergreen Investment Services, Inc. to Wells Fargo Funds Distributor, LLC (“WFFD”).  This change is expected to become effective on January 4, 2010.

WFFD, a wholly-owned subsidiary of Wells Fargo & Company, is located at 525 Market Street, San Francisco, California, 94105.  WFFD is also the distributor and principal underwriter of the Wells Fargo Advantage Funds.

October 1, 2009	585306 (10/09)

Statement of Additional Information
October 1, 2009

EVERGREEN EQUITY TRUST
200 Berkeley Street, Boston, MA 02116-5034. 1.800.343.2898
EVERGREEN EQUITY INDEX FUNDS
Evergreen Market Index Fund
Evergreen Market Index Growth Fund
Evergreen Market Index Value Fund

This Statement of Additional Information (SAI) pertains to Class I shares of the Funds listed above. It is not a prospectus but should be read in conjunction with the prospectus dated October 1, 2009, as supplemented from time to time, for the Fund in which you are making or contemplating an investment. The Funds are offered through a prospectus offering Class I shares of each Fund.

Audited financial statements for each Fund, as of May 31, 2009, for the fiscal year then ended, including notes thereto, and the reports of the Independent Registered Public Accounting Firm thereon, are incorporated into this document by reference (which means they are considered part of this SAI) to the Trust's Annual Report dated May 31, 2009 relating to the Funds. The Trust's May 31, 2009 Annual Report relating to the Funds was filed electronically with the SEC on July 30, 2009 (Accession No. 0001133228-09-000514).

You may obtain a copy of each Fund's prospectus, Annual Report, Semiannual Report and SAI without charge from Evergreen Service Company, LLC, P.O. Box 8400, Boston, Massachusetts 02266-8400 or by calling 1.800.343.2898.

TRUST HISTORY AND ORGANIZATION

TRUST HISTORY

The Trust is an open-end management investment company, which was organized as a Delaware statutory trust on September 18, 1997. A copy of the Trust's Agreement and Declaration of Trust (Declaration of Trust), as amended, is on file as an exhibit to the Trust's Registration Statement, of which this SAI is a part.

ORGANIZATION

The following is qualified in its entirety by reference to the Declaration of Trust.

Description of Shares. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares. Each share of the Fund represents an equal proportionate interest with each other share of that series and/or class. Upon liquidation, shares of a Fund are entitled to a pro rata share of the Fund based on the relative net assets of each series and/or class. Shareholders have no preemptive or conversion rights. Shares are redeemable and transferable.

Voting Rights. Under the terms of the Declaration of Trust, the Trust is not required to hold annual meetings. Generally, at meetings of shareholders, each share is entitled to one vote for each dollar of Net Asset Value ("NAV") applicable to such share. Shares generally vote together as one class on all matters. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining shares voting will not be able to elect any Trustees.

Limitation of Trustees' Liability. The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties involved in the conduct of his or her office.

Shareholder Liability. Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of a Fund. However, the Declaration of Trust states that no shareholder shall be personally liable for the debts, liabilities, obligations and expense incurred by, contracted for, or otherwise existing with respect to the Fund and provides that notice of such disclaimer may be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for any obligation or liability of the Fund solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is generally limited to the circumstances in which the Fund would be unable to meet its obligations.

FUND POLICIES, SECURITIES, PRACTICES AND RISKS

FUNDAMENTAL INVESTMENT POLICIES

Each Fund has adopted the fundamental investment policies set forth below which may not be changed without the vote of a "majority of the outstanding voting securities" of a Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). In some cases, an explanation beneath a fundamental policy describes the Fund's practices with respect to that policy, as allowed by current law. If the law governing a policy changes, the Fund's practices may be changed accordingly without a shareholder vote. Unless otherwise stated, all references in this section to the assets of a Fund are in terms of current market value.

Diversification. Each Fund may not make any investment that is inconsistent with each Fund's classification as a diversified investment company under the 1940 Act.

Further Explanation of Diversification Policy: To remain classified as a diversified investment company under the 1940 Act, each Fund must conform with the following: With respect to 75% of its total assets, a diversified investment company may not invest more than 5% of its total assets, determined at market or fair value at the time of purchase, in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, determined at the time of purchase. The 5% and 10% limitations do not apply to (1) a Fund's assets represented by cash or cash equivalents, (2) investments in securities issued or guaranteed by the United States ("U.S.") government or its agencies or instrumentalities, and (3) shares of other investment companies.

Concentration. Each Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

Further Explanation of Concentration Policy: Each Fund may not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government, any state or territory of the U.S., its agencies, instrumentalities or political subdivisions).

Issuing Senior Securities. Except as permitted under the 1940 Act, each Fund may not issue senior securities.

Borrowing. Each Fund may not borrow money, except to the extent permitted by applicable law.

Further Explanation of Borrowing Policy: Under the 1940 Act generally, each Fund may borrow from banks in an amount up to 33 1/3% of its total assets (including amounts borrowed) for any reason, and each Fund may also borrow up to an additional 5% of its total assets from banks or others for temporary or emergency purposes. Each Fund may also borrow from certain other Evergreen funds pursuant to applicable exemptive relief, within the limitations described above.

Underwriting. Each Fund may not underwrite securities of other issuers, except insofar as a Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

Real Estate. Each Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, a Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.

Further Explanation of Real Estate Policy. Each Fund may acquire or dispose of real estate or interests in real estate acquired through the exercise of its rights as the holder of debt obligations secured by real estate or interests therein.

Commodities. Each Fund may not purchase or sell commodities or contracts on commodities, except to the extent that a Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

Lending. Each Fund may not make loans to other persons, except that a Fund may lend its portfolio securities or cash in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

Further Explanation of Lending Policy: To generate income and offset expenses, a Fund may lend portfolio securities to broker-dealers and other financial institutions in an amount up to 33 1/3% of its total assets. While securities are on loan, the borrower will pay the Fund any income accruing on the security. The Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Increases or decreases in the market value of a security lent will affect the Fund and its shareholders.

When a Fund lends its securities, it will require the borrower to give the Fund collateral in cash, cash equivalents or government securities. The Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. The Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. The Fund may pay reasonable fees in connection with such loans.

The funds in the Evergreen Select Equity Trust, Evergreen Select Fixed Income Trust (except Evergreen Adjustable Rate Fund), Evergreen Equity Trust and Evergreen Fixed Income Trust have the ability to lend cash to other Evergreen funds, in accordance with Evergreen's Interfund Lending Policy and with the exemptive order issued by the Securities and Exchange Commission (the "SEC") on November 20, 2001 (Rel. No. 25217-812-11592).

ADDITIONAL INFORMATION ON SECURITIES, INVESTMENT PRACTICES AND RISKS

The following is a description of securities and investment practices in which the Evergreen funds may generally invest or engage. With respect to any particular Fund, to the extent that any security or practice is described in such Fund's prospectus as being part of its investment strategy, the information provided below regarding such security or investment practice is intended to supplement, but not supersede, the information contained in the prospectus, and the Fund may invest in such security or engage in such investment practice, in accordance with the limitations set forth in the prospectus. A Fund may also invest in any security or engage in any investment practice listed below that is not contained in such Fund's prospectus, if the Fund's advisor believes that the security or practice is not inconsistent with the Fund's investment goal, strategy and risk profile. In such case, the Fund may invest in such security or engage in such investment practice with up to 5% of its assets, or in such other amount specified below.

Unless otherwise specified, references to the term "advisor" are intended to include any subadvisor to a Fund.

Illiquid and Restricted Securities. A Fund may not invest more than 15% (10% for money market funds) of its net assets in securities that are illiquid. A security is illiquid when the Fund cannot dispose of it in the ordinary course of business within seven days at approximately the value at which the Fund has the investment on its books.

A Fund may invest in "restricted" securities (i.e., securities subject to restrictions on resale under federal securities laws). Rule 144A under the Securities Act of 1933 ("Rule 144A") allows certain restricted securities to trade among qualified institutional investors. Since Rule 144A securities and other investments may have limited markets, the Trust's portfolio manager, pursuant to procedures adopted by the Trust's Board of Trustees, will determine whether such securities should be considered illiquid for the purpose of determining the Fund's compliance with the limit on illiquid securities indicated above.

Illiquid investments and restricted securities involve liquidity risk. Certain investments that may be determined to be liquid under the Fund's policy described above may nonetheless be subject to liquidity risk. Generally, liquidity risk exists when particular investments cannot be disposed or closed out of quickly in the normal course of business. The ability of a Fund to dispose or close out of such investments at advantageous prices may be greatly limited. A Fund may have to continue to hold an illiquid investment during periods when it would otherwise have sold the investment or a Fund may have to dispose of other investments at unfavorable times or prices to raise cash. In addition, a Fund, by itself or together with other Evergreen funds, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.The market for certain investments may become illiquid under adverse market or economic conditions notwithstanding the condition of a particular issuer. Illiquid investments may be highly volatile, difficult to value and more likely to be fair valued. Among investments that involve liquidity risk are the following: illiquid securities, restricted securities, securities traded in emerging markets, securities of companies with smaller market capitalizations, certain derivatives (particularly over-the-counter transactions), and securities with substantial market or credit risk.

Temporary Investment Strategy. In addition, a Fund may, but will not necessarily, temporarily invest up to 100% of its assets in cash and/or high quality money market instruments if, in the opinion of the Fund's advisor, a temporary defensive investment strategy is warranted in order to protect the value of the Fund in response to adverse economic, political or market conditions. For a definition of these securities, see "Money Market Instruments" below. This strategy is inconsistent with the Fund's investment goal and principal investment strategies and, if employed, could result in a lower return and loss of market opportunity.

Money Market Instruments. Money market instruments include notes, certificates of deposit, commercial paper, banker's acceptances, bank deposits or U.S. government securities.

U.S. Government Agency Securities. The Fund may invest in securities issued or guaranteed by U.S. Government agencies or instrumentalities.

In general, securities issued by U.S. Government-sponsored entities are backed only by (i) the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities or (ii) the credit of the agency or instrumentality issuing the securities or guaranteeing the obligations. Generally, the U.S. Government agencies issuing these securities, although chartered or sponsored by Congress, are not funded by congressional appropriations and the securities issued by them are neither guaranteed nor insured by the U.S. Government or U.S. Treasury. This means that, in most cases, securities issued or guaranteed by U.S. Government agencies are supported only by the credit of the issuing agency, standing alone. One important exception is securities issued and guaranteed by the Government National Mortgage Association ("GNMA"), which are backed by the full faith and credit of the U.S. Government.

Some examples of government agencies and instrumentalities that do not receive financial support from the U.S. Government or U.S. Treasury and whose securities and obligations are supported only by the credit of the issuing agency include the following:

  Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives;

  Farmers Home Administration;

  Federal Home Loan Banks;

  Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac");

  Federal National Mortgage Association("FNMA" or "Fannie Mae"); and

  Student Loan Marketing Association.

Securities Issued by the GNMA. The Fund may invest in securities issued by the GNMA, a corporation wholly owned by the U.S. Government. GNMA securities or "certificates" represent ownership in a pool of underlying mortgages. The timely payment of principal and interest due on these securities is guaranteed by GNMA.

Unlike conventional bonds, the principal on GNMA certificates is not paid at maturity but over the life of the security in scheduled monthly payments. While mortgages pooled in a GNMA certificate may have maturities of up to 30 years, the certificate itself will have a shorter average maturity and less principal volatility than a comparable 30-year bond.

The market value and interest yield of GNMA certificates can vary due not only to market fluctuations, but also to early prepayments of mortgages within the pool. Since prepayment rates vary widely, it is impossible to accurately predict the average maturity of a GNMA pool. In addition to the guaranteed principal payments, GNMA certificates may also make unscheduled principal payments resulting from prepayments on the underlying mortgages.

Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, they may be less effective as a means of locking in attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, prepayments of the underlying mortgages are likely to increase as the holders of the underlying mortgages seek refinancing. As a result, the value of a GNMA certificate is not as likely to rise as the value of a comparable debt security would in response to the same decline. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price compared to its par value, which may result in a loss.

Recent Events Regarding FNMA and FHLMC Securities.  In September 2008, the U.S. Treasury announced that FNMA and FHLMC were placed in conservatorship by the Federal Housing Finance Agency ("FHFA"), a newly created independent regulator. In addition, the U.S. Treasury took certain temporary actions in connection with the conservatorship. Among the steps taken by the U.S. Treasury were the following: (i) the U.S. Treasury established a secured lending credit facility that will be available to FNMA, FHLMC and the Federal Home Loan Banks until December 2009; (ii) the U.S. Treasury has initiated a temporary program to purchase certain mortgage-backed securities issued by FNMA and FHLMC until December 2009; and (iii) the U.S. Treasury entered into a contractual arrangement (each a "Senior Preferred Stock Purchase Agreement") with each of FNMA and FHLMC under which, if FHFA determines that FNMA's or FHLMC's liabilities have exceeded its assets under generally accepted accounting principles, the U.S. Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets.  Each Senior Preferred Stock Purchase Agreement was initially limited in amount to $100 billion. In addition, the Federal Reserve has implemented a program to purchase up to $100 billion in direct obligations of FNMA, FHLMC and the Federal Home Loan Banks, and up to $500 billion of mortgage-related securities issued by FNMA, FHLMC and GNMA.

On February 18, 2009, the Obama Administration announced the Homeowner Affordability and Stability Plan. Among the provisions were the following: (i) an initiative to allow mortgages currently owned or guaranteed by FNMA and FHLMC to be refinanced without obtaining additional credit enhancement beyond that already in place for that loan; (ii) an initiative to encourage modifications of mortgages for both homeowners who are in default and those who are at risk of imminent default, through various government incentives to servicers, mortgage holders and homeowners; and (iii) the amendment by the U.S. Treasury of each Senior Preferred Stock Purchase Agreement to increase the limit to $200 billion. To the extent that servicers and borrowers of FNMA and FHLMC participate in the first two programs in large numbers, it is likely that the costs incurred by FNMA and FHLMC associated with modifications of loans, servicer and borrower incentive fees and the related accounting impacts will be substantial.

Although some of these programs are designed to protect holders of the senior and subordinated debt and the mortgage-backed securities issued by FNMA and FHLMC, no assurance can be given that the U.S. Treasury and Federal Reserve initiatives described above will be successful. The obligations of FNMA and FHLMC are neither insured nor guaranteed by the United States and do not constitute a debt or obligation of the United States or any agency thereof other than FNMA and FHLMC.

When-Issued, Delayed-Delivery and Forward Commitment Transactions. The Fund may purchase securities on a when-issued or delayed-delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

The Fund may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued, delayed-delivery or forward commitment basis the Fund will hold liquid assets worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Purchases made under such conditions may involve the risk that prices secured at the time of commitment may be higher than otherwise available by the time settlement takes place, causing an unrealized loss to the Fund. In addition, when the Fund engages in such purchases, it relies on the other party to consummate the sale. If the other party fails to perform its obligations, the Fund may miss the opportunity to obtain a security at a favorable price or yield.

Derivatives. The use of swaps, options, futures contracts, and other derivatives involves risk. Thus, while a Fund may benefit from the use of options, futures, options on futures and other derivatives, unanticipated changes in interest rates, securities prices, currency exchange rates, or other underlying assets or reference rates may adversely affect a Fund's performance.

Even if a Fund has the ability to engage in derivatives transactions, no Fund has the obligation to enter into derivatives transactions at any time or under any circumstances. In addition, nothing in this SAI is intended to limit in any way any purpose for which a Fund may enter into any type of derivatives transaction; a Fund may use derivatives transactions for hedging purposes or generally for purposes of enhancing its investment return.

A Fund's ability to engage in derivatives transactions is limited by the requirements for qualifying as a "regulated investment company" under the Internal Revenue Code.

Swaps, Caps, Floors and Collars. A typical swap agreement involves the exchange by the Fund with another party of commitments to pay or receive cash flows. There are various types of swaps, including, for example, interest rate swaps, credit default swaps, and total return swaps, as well as caps, floors, and collars.

Interest Rate Swaps. Interest rate swaps involve the exchange by the Fund with another party of interest payments, such as an exchange of floating rate payments for fixed interest rate payments with respect to a notional amount of principal. For example, a Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund may agree with a counterparty that the Fund will pay a fixed rate (multiplied by a notional amount) while the counterparty will pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of the Fund's portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction.

Credit Default Swaps. A credit default swap is an agreement between the Fund and a counterparty that enables the Fund to buy or sell protection against a credit event related to a specified issuer. One party, acting as a "protection buyer," makes periodic payments to the other party, a "protection seller," in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Acting as a protection seller allows the Fund to create an investment exposure similar to owning a bond. Acting as a protection buyer allows the Fund potentially to reduce its credit exposure to a bond it owns or to take a "short" position in a bond it does not own.

As the protection buyer in a credit default swap, the Fund may pay a premium (by means of periodic payments) in return for the right to deliver specified bonds or loans (such as those of a U.S. or foreign issuer or a basket of such issuers) to the protection seller and receive the par (or other agreed-upon) value upon default (or similar events) by the issuer of the underlying reference obligation. If no default occurs, the protection seller would keep the stream of payments and would have no further obligations to the Fund. As the protection buyer, the Fund bears the risk that the investment might expire worthless and/or that the protection seller may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event). In addition, when the Fund is a protection buyer, the Fund's investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying reference obligation.

The Fund may also use credit default swaps for investment purposes by selling a credit default swap, in which case, the Fund, as the protection seller, would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the protection buyer in the event of a default (or similar event) by the third-party issuer of the underlying reference obligation. In return for its obligation, the Fund would receive from the protection buyer a periodic stream of payments over the term of the contract. If no credit event occurs, the Fund would keep the stream of payments and would have no payment obligations. As the protection seller in a credit default swap, the Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap.

Total Return Swaps. In a total return swap, payments made by the Fund or the counterparty are based on the total return of an underlying asset(s), which may include an equity or fixed-income security, a combination of such securities, or an index. The value of the swap position as well as the payments required to be made by the Fund or the counterparty will increase or decrease depending on the changes in value of the underlying asset(s). In a total return swap, one party will agree to pay to the other party the increase in value of an underlying asset in return for the agreement by the other party to make periodic floating rate payments plus the amount of any decline in the value of the underlying asset.

Caps, Floors, Collars. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

Risk Factors in Swap Contracts and Other Two-Party Contracts. The most significant factor in the performance of swaps, caps, floors and collars and other similar transactions is the change in the value of the underlying price, rate, or index level that determines the amount of payments to be made under the arrangement. If the investment advisor is incorrect in its forecasts of such factor, the investment performance of a Fund would be less than what it would have been if these investment techniques had not been used.

In addition, a Fund may only close out a swap, cap, floor, collar or other two-party contract with its particular counterparty, and may only transfer a position with the consent of that counterparty. If the counterparty defaults, a Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will succeed in enforcing its rights. For example, because the contract for each two-party derivatives transaction is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund when the Fund seeks to enforce its contractual rights. The cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under a derivatives contract or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Options on Securities and Indices. An option on a security or index is a contract that gives the holder of the option, in return for a premium, the right (but not the obligation) to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option on the security underlying the option (or units of the index underlying the option) at a specified price. Upon exercise of an option on a security, the writer of the option generally has the obligation to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise of an option on an index, the writer of the option generally is required to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. Options may be traded on securities exchanges, or on the over-the-counter market.

Purchasing Options on Securities and Indices. Among other reasons, a Fund may purchase a put option to hedge against a decline in the value of a portfolio security. If such a decline occurs, the put option will permit the Fund to sell the security at the higher exercise price or to close out the option at a profit. By using put options in this manner, the Fund would reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by its transaction costs. In order for a put option purchased by a Fund to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium paid by the Fund and transaction costs.

Among other reasons, a Fund may purchase call options to hedge against an increase in the price of securities the Fund anticipates purchasing in the future. If such a price increase occurs, a call option will permit the Fund to purchase the securities at the exercise price or to close out the option at a profit. The premium paid for the call option, plus any transaction costs, will reduce the benefit, if any, that the Fund realizes upon exercise of the option and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. Thus, for a call option purchased by a Fund to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium paid by the Fund to the writer and transaction costs.

In the case of both call and put options, the purchaser of an option risks losing the premium paid for the option plus related transaction costs if the option expires worthless.

Writing Options on Securities and Indices. Because a Fund receives a premium for writing a put or call option, a Fund may seek to increase its return by writing put or call options on securities or indices. The premium a Fund receives for writing an option will increase the Fund's return in the event the option expires unexercised or is closed out at a profit. The size of the premium a Fund receives reflects, among other things, the relationship of the market price and volatility of the underlying security or index to the exercise price of the option, the remaining term of the option, supply and demand, and interest rates.

A Fund may write a call option on a security or other instrument held by the Fund. In such a case, the Fund limits its opportunity to profit from an increase in the market price of the underlying security above the exercise price of the option. Alternatively, a Fund may write a call option on securities in which it may invest but that are not currently held by the Fund. During periods of declining securities' prices or when prices are stable, writing these types of call options can be a profitable strategy to increase a Fund's income with minimal capital risk. However, when securities' prices increase, the Fund is exposed to an increased risk of loss, because if the price of the underlying security or instrument exceeds the option's exercise price, the Fund will suffer a loss equal to the amount by which the market price exceeds the exercise price at the time the call option is exercised, minus the premium received. Call options written on securities that the Fund does not own are riskier than call options written on securities owned by the Fund because there is no underlying security held by the Fund that can act as a partial hedge. When such a call option is exercised, the Fund must purchase the underlying security to meet its call obligation or make a payment equal to the value of its obligation in order to close out the option. Call options written on securities that the Fund does not own have speculative characteristics and the potential for loss is unlimited. There is also a risk, especially with less liquid preferred and debt securities, that the securities may not be available for purchase.

A Fund also may write a put option on a security. In so doing, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market price, resulting in a loss on exercise equal to the amount by which the market price of the security is below the exercise price minus the premium received.

OTC Options. A Fund may also invest in over-the-counter ("OTC") options. OTC options differ from exchange-traded options in that they are two-party contracts, with price and other terms negotiated between the buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

Closing Options Transactions. The holder of an option may terminate its position in a put or call option it has purchased by allowing it to expire or by exercising the option. If an option is American style, it may be exercised on any day up to its expiration date. In contrast, a European style option may be exercised only on its expiration date.

In addition, a holder of an option may realize a gain or loss on the option by effecting an offsetting closing transaction. In the case of exchange-traded options, a Fund, as a holder of an option, may effect an offsetting closing sale transaction by selling an option of the same series as the option previously purchased. A Fund would realize a gain from a closing sale transaction if the premium received from the sale of the option is more than the premium paid to purchase the option (plus transaction costs). A Fund would realize a loss from a closing sale transaction if the premium received from the sale of the option is less than the premium paid to purchase the option (plus transaction costs). Similarly, a Fund that has written an option may effect an offsetting closing purchase transaction by buying an option of the same series as the option previously written. A Fund realizes a gain from a closing purchase transaction if the cost of the closing purchase transaction (option premium plus transaction costs) is less than the premium received from writing the option. A Fund realizes a loss from a closing purchase transaction if the cost of the closing purchase transaction (option premium plus transaction costs) is greater than the premium received from writing the option.

An OTC option may be closed out only with the counterparty, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the option with the counterparty.

Risk Factors in Options Transactions. There are various risks associated with transactions in exchange-traded and OTC options. The values of options written by a Fund, which will be priced daily, will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities (including those comprising an index), changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities, and the remaining time to an option's expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid. In addition, since an American style option allows the holder to exercise its rights any time prior to expiration of the option, the writer of an American style option has no control over the time when it may be required to fulfill its obligations as a writer of the option. This risk is not present when writing a European style option since the holder may only exercise the option on its expiration date.

A Fund's ability to use options as part of its investment program depends on the liquidity of the markets in those instruments. In addition, there can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a call option that it had written on a portfolio security owned by the Fund, it may not be able to sell the underlying security unless the option expired without exercise. As the writer of a call option on a portfolio security, during the option's life, the Fund foregoes the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the premium and the strike price of the call option, but retains the risk of loss (net of premiums received) should the price of the underlying security decline. As the writer of a call option on a security it does not own, the Fund will realize a loss on the option if the price of the security increases above the strike price of the option. Similarly, as the writer of a call option on a securities index, a Fund will realize a loss on the option if the value of the index increases above the level on which the strike price is set.

An exchange-traded option may be closed out by means of an offsetting transaction only on a national securities exchange, which generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, a Fund might not be able to effect an offsetting closing transaction for a particular option as described above. In addition, the hours of trading for options on an exchange may not conform to the hours during which the securities held by a Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that may not be reflected in the options markets.

Exchanges have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Fund(s), an investment advisor, and other clients of the investment advisor may constitute such a group. These limits restrict a Fund's ability to purchase or sell particular options.

An OTC option is also generally subject to the risks described above under "Risk Factors in Swap Contracts and Other Two-Party Contracts."

Futures Contracts and Related Options. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade—known as "contract markets"—approved for such trading by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

Although futures contracts (other than index futures) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery, but rather by entering into an offsetting contract (a "closing transaction"). If a Fund is unable to enter into a closing transaction, the amount of the Fund's potential loss may be unlimited.

No price is paid or received by a Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of liquid assets to serve as "initial margin." Initial margin is similar to a performance bond or good faith deposit, which is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called "variation margin" or "maintenance margin," to and from the broker are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." Futures contracts also involve brokerage costs.

Each Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (the "CEA"), and therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Options on Futures Contracts. In return for the premium paid, options on futures contracts give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. Options on futures are similar to options on securities except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As with options on securities, the holder or writer of an option on futures contracts may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

A Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above in connection with the discussion of futures contracts.

Risks of Transactions in Futures Contracts and Related Options. Investment in futures contracts involves risk. A purchase or sale of futures contracts may result in losses in excess of the amount invested in the futures contract. Successful use of futures contracts and related options by a Fund is subject to the investment advisor's ability to predict movements in various factors affecting financial markets. The use of futures and related options strategies involves the risk of imperfect correlation among movements in the prices of the securities, index, or commodity underlying the futures and options purchased and sold by a Fund and in the prices of the options and futures contracts themselves. Also, in a case where a Fund uses futures and related options for hedging purposes, there is the risk that movements in the prices of the futures and options will not correlate closely with movements in the prices of the securities that are the subject of the hedge. The prices of futures and related options may not correlate perfectly with movements in the underlying securities, index, or commodity due to certain market distortions for a number of reasons. For example, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the underlying securities, index, or commodity and futures markets. In addition, margin requirements in the futures markets are less onerous than margin requirements in the securities markets, and as a result the futures markets may attract more speculators than do the securities markets. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortions in the futures markets and also because of the imperfect correlation between movements in the underlying securities, index, or commodity and movements in the prices of futures and related option, even a correct forecast of general market trends by the investment advisor may still not result in a profitable position over a short time period.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to a Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by contract markets of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a position held by a Fund, the Fund may seek to close out such a position. A Fund's ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for any particular futures contract or option.

As noted above, a Fund that purchases or sells a futures contract is only required to deposit margin as required by relevant CFTC regulations and the rules of the relevant contract market. Because the purchase of a futures contract obligates the Fund to purchase the underlying security or other instrument at a set price on a future date, the Fund's net asset value will generally fluctuate with the value of the security or other instrument as if it were already in the Fund's portfolio. Futures transactions may have the effect of creating investment leverage in a Fund's portfolio.

U.S. Treasury Security Futures Contracts and Options. U.S. Treasury security futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price. Options on U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury security futures contract at the specified option exercise price at any time during the period of the option.

Successful use of U.S. Treasury security futures contracts by a Fund is subject to the investment advisor's ability to predict movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if a Fund has sold U.S. Treasury security futures contracts in order to hedge against the possibility of an increase in interest rates which would adversely affect the values of securities held in its portfolio, and the prices of the Fund's securities increase instead as a result of a decline in interest rates, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements at a time when it may be disadvantageous to do so.

There is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for particular securities. For example, if a Fund has hedged against a decline in the values of tax-exempt securities held by it by selling Treasury security futures and the values of Treasury securities subsequently increase while the values of the Fund's tax-exempt securities decrease, the Fund would incur losses on both the Treasury security futures contracts written by it and the tax-exempt securities held in its portfolio.

Index Futures Contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. A Fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). A Fund may also purchase and sell options on index futures contracts.

For example, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 assigns relative weightings to the common stocks included in the S&P 500, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P 500, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 were $150, one contract would be worth $75,000 (500 units x $150). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 500 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4 per unit). If a Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the Fund will lose $1,000 (500 units x loss of $2 per unit).

There are several risks in connection with the use by a Fund of index futures. For example, successful use of index futures by a Fund may be subject to the investment advisor's ability to predict movements in the direction of the market. For example, it is possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the Fund's portfolio may decline. If this occurred, a Fund would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

Options on index futures are similar to options on other financial futures contracts, giving the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

Additional Risks of Options on Securities, Futures Contracts, and Options on Futures Contracts Traded on Foreign Exchanges. Options on securities and indexes, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The lack of a common clearing facility creates counterparty risk. If a counterparty defaults, a Fund normally will have contractual remedies against that counterparty, but may be unsuccessful in enforcing those remedies. When seeking to enforce a contractual remedy, a Fund also is subject to the risk that the parties may interpret contractual terms (for example, the definition of default) differently. If a dispute occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead the Fund to decide not to pursue its claims against the counterparty. A Fund thus assumes the risk that it may be unable to obtain payments owed to it under foreign futures contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is conducted on foreign exchanges, any profits that a Fund might realize in trading could be offset (or worse) by adverse changes in the exchange rate. The value of foreign options and futures may also be adversely affected by other factors unique to foreign investing (see "Foreign Securities" below).

Structured Notes and Other Hybrid Instruments. Structured notes and other "hybrid" investments may combine elements of a derivative instrument, such as an option or a futures contract, with those of debt or a depository instrument. The return on a structured note or other hybrid investment will depend in whole or in part on changes in values of one or more underlying securities, instruments, or other measures. Such investments may take a number of forms, including, for example, debt instruments whose interest or principal payments or redemption terms are determined by reference to the value of an index at a future time; preferred stocks with dividend rates determined by reference to the value of a currency; or convertible securities with conversion terms related to a particular commodity.

Structured notes and other "hybrid" instruments entail many of the risks of investments in derivatives. The return on a hybrid instrument may be affected by factors that affect debt securities generally, such as credit risk and interest rate risk, and the risks related to the derivative instrument or return that is embedded in the instrument. Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest or pay preferred dividends at above market rates but bear an increased risk of principal loss (or gain). Hybrid instruments may provide a leveraged return and may be highly volatile. They may also be highly illiquid. There is no guaranty that suitable hybrid instruments will be available at any time, or that the use of hybrid instruments will be successful.

Reverse convertible structured notes typically combine attributes of a debt security and a put option written by the Fund. Under the terms of a typical reverse convertible structured note, the Fund will receive the principal amount of the note back at maturity, unless the value of the specified reference instrument (typically, an equity security) declines below a specified level. In that case, the Fund would typically receive the reference instrument in lieu of cash payment of the principal. In effect, the Fund would be required to purchase the reference instrument for a price equal to the principal amount of the note, even though the reference instrument has a market value below that amount.The return on such a note is intended to be comparable to the return the Fund would receive if it were to invest in a note at market rates, and sell a put option on the reference instrument for the term of the note. The interest the Fund receives on the note is typically paid at a market rate, plus an amount approximating the premium that would be paid to the Fund on such a put option.

The tax treatment of a Fund's investments in reverse convertible structured notes is unclear, and the IRS may disagree with a Fund's tax treatment of these investments. If the IRS does take a position different from that of a Fund, the Fund could under-distribute its income for the taxable year. See "Tax Information" in this Statement of Additional Information. In such a situation, the Fund may correct the failure by paying "deficiency dividends" to shareholders and significant interest and penalty payments to the IRS. In other circumstances, such a recharacterization could result in an overdistribution of income that would be treated as a return of capital not included in income currently but reducing the basis of Fund shares.

The Fund's investments in reverse convertible structured notes could also affect the character and timing of income received by the Fund, including for purposes of determining the Fund's distributions to shareholders. Furthermore, the use of reverse convertible structured notes could lead to a difference in the Fund's book income and its taxable income. In this situation, income could be realized by the Fund for financial accounting purposes before it is realized for tax purposes, which may lead to a return of capital to Fund shareholders.

Foreign Currency Transactions. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably as a result of intervention (or the failure to intervene) by the U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. Foreign currencies in which a Fund's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund. A Fund may use currency instruments for hedging, investment, or currency risk management.

Forward foreign currency contracts are contracts between two parties to purchase and sell a specified quantity of a particular currency at a specified price, with delivery and settlement to take place on a specified future date. A forward foreign currency contract can reduce a Fund's exposure to changes in the value of the currency it will deliver and can increase its exposure to changes in the value of the currency it will receive, for the duration of the contract. The effect on the value of a Fund is similar to the effect of selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell a particular foreign currency would limit any potential gain that might be realized by a Fund if the value of the hedged currency increases.

A Fund also may purchase or sell currency futures contracts and related options. Currency futures contracts are contracts to buy or sell a standard quantity of a particular currency at a specified future date and price. However, currency futures can be and often are closed out prior to delivery and settlement. In addition, a Fund may use options on currency futures contracts, which give their holders the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified currency futures contract at a fixed price during a specified period.

A Fund also may purchase or sell options on currencies. These options give their holders the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified quantity of a particular currency at a fixed price during a specified period. Options on currencies possess many of the same characteristics as options on securities and generally operate in a similar manner. They may be traded on an exchange or in the OTC markets. Options on currencies traded on U.S. or other exchanges may be subject to position limits that may limit the ability of a Fund to reduce foreign currency risk using options.

Derivatives involving foreign currencies may often lead to differences between a Fund's book income (as determined for financial accounting purposes) and its taxable income because federal income tax law generally treats gains and losses from foreign currency positions as ordinary income or loss, while for financial accounting purposes such gains or losses are capital gains or losses. While a Fund may elect to treat foreign currency positions gains or losses as capital gains or losses, book/tax differences may still arise when various gains and losses offset each other for financial accounting purposes but not for tax purposes. Thus, a Fund's gains from its positions in foreign currencies may accelerate and/or recharacterize the Fund's income or gains at the Fund level and its distributions to shareholders. A Fund's losses from such positions may also recharacterize the Fund's income and its distributions to shareholders and may cause a return of capital to Fund shareholders.

Currency Cross-hedge. A currency cross-hedge enables the advisor to reduce exposure in one foreign currency relative to exposure in a second foreign currency. This strategy would make sense when the Fund wants to maintain its overall foreign currency exposure, but feels that some of the currencies are relatively more attractive. An example would be where the advisor feels that the Pound Sterling is more attractive than the Euro, and cross-hedges some Euro-denominated bonds back to the Pound Sterling. The overall foreign currency exposure stays constant, but the relative weighting of the Pound Sterling versus the Euro increases.

Currency Proxy-hedge. A currency proxy-hedge enables the advisor to hedge a foreign currency exposure back to the U.S. dollar by using a second currency that has a high correlation to the actual long position, but where the second currency hedge would be either more liquid or less costly. An example might be where a fund owns a position denominated in Indonesian Rupiah, but where the Yen has higher liquidity and is deemed a more cost effective hedge.

Creating a Net Long Position Versus a Foreign Currency. Creating a net long position would be a situation where the advisor of the Fund wishes to create exposure to a currency that exceeds the value of securities denominated in that currency that are held by the Fund. An example might be where the advisor has reduced his weighting in Japanese bonds to 10% below the benchmark due to concerns with the bonds, but wants to maintain a market weighting in the Yen. Creating a long position in the Yen would accomplish this result.

Please see "Additional Risks of Options on Securities, Futures Contracts, and Options on Futures Contracts Traded on Foreign Exchanges" above.

Repurchase Agreements. A repurchase agreement is a contract under which a Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. The investment advisor will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement, including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

Reverse Repurchase Agreements. A Fund may enter into reverse repurchase agreements with banks and broker-dealers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities. A reverse repurchase agreement generally creates investment leverage. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund's use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to enforce the Fund's obligation to repurchase the securities.

Dollar Roll Transactions. The Fund may enter into "dollar rolls" in which the Fund sells securities and simultaneously contracts to repurchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but it is compensated by the difference between the current sales price and the price for the future purchase as well as by any return earned on the proceeds of the securities sold. The Fund could also be compensated through receipt of fee income.

Dollar rolls are not treated as borrowings or other senior securities and will be excluded from the calculation of the Fund's borrowings and other senior securities. Investing in dollar rolls creates leverage (unless they are "covered dollar rolls," see description below) and are included in the calculation of the Fund's total leverage-creating transactions. In addition to the general risks involved in leveraging, dollar rolls are subject to the same risks as repurchase and reverse repurchase agreements.

Covered Dollar Rolls. The Fund may enter into covered dollar rolls, which are the same as the dollar roll transactions described above except that the dollar roll position is offset with a cash or cash equivalent position in an amount equal to the Fund's obligation to repurchase substantially similar securities at the end of the roll period. This serves to minimize the leveraging effect of the transaction. Covered dollar rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund's borrowings and other senior securities. Covered dollar rolls are not considered to be a transaction that creates leverage and will be excluded from the calculation of the Fund's total leverage-creating transactions.

Leverage.  The Fund may engage in transactions that create leverage in accordance with Evergreen Investment Management Company, LLC's ("EIMC") Leverage Policy. Leverage may magnify the risks associated with an investment or cause a Fund to be more volatile than if a Fund had not been leveraged. This is because leverage tends to exaggerate the effect on the Fund of changes in interest rates, market prices, currency rates and other factors. Examples of transactions which create leverage include uncovered mortgage dollar rolls and investments in when-issued securities (see descriptions above) as well as investing in securities that are issued on a "to-be-announced" basis (commonly referred to as "TBAs") which are purchased prior to their actual issuance. Examples of transactions which are not included in the calculation of the Fund's total leverage-creating transactions are covered dollar rolls and collateralized securities lending in which the collateral received by the Fund is invested in cash equivalents.

Securities Lending. The Fund may lend portfolio securities to brokers, dealers and other financial institutions to earn additional income for the Fund. These transactions will generally be fully collateralized at all times but involve some risk that the borrower will default on its obligations to the Fund, including the obligation to return the borrowed security timely, and some risk that the Fund will be delayed or prevented from exercising its rights in respect of the collateral. Additionally, if a borrower defaults, the value of the collateral may decline before the Fund can dispose of it. If a borrower fails to return borrowed securities timely, the Fund's ability to sell those securities will be impaired, potentially preventing the Fund from selling the securities at advantageous prices or meeting its obligations to other parties. The Fund may lose its rights in collateral if a borrower fails financially.

Upon the return of the borrowed security, the Fund must return to the borrower an amount equal to the collateral posted by the borrower. As a result, the Fund bears the risk that the value of investments made with collateral declines or that the investment made with the collateral becomes illiquid during the term of the loan. In order to meet its obligations to the borrower, the Fund may have to liquidate other portfolio assets at disadvantageous times or prices.

Voting rights or rights to consent with respect to the loaned securities pass to the borrower for the term of the loan. The Fund has the right to call loans at any time in order to vote those shares. However, the Fund bears the risk of delay in the return of the security, which may impair the Fund's ability to vote on such matters.

The Fund has retained lending agents that are compensated in part based on a percentage of the Fund's return on its securities lending activities. Accordingly, the securities lending agent's interest may conflict at times with the Fund's interest. The Fund may pay fees in connection with arranging loans of its portfolio securities, including shipping fees and custodian fees.

Convertible Securities. The Fund may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, bonds with warrants attached or bonds with a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allow convertible securities to be employed for a variety of investment strategies.

The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of its investment advisor, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment goal. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the investment advisor evaluates the investment characteristics of the convertible security as a fixed-income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the investment advisor considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

Preferred Stocks. The Fund may purchase preferred stock. Some preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid.

If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

Warrants. The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Indexed Securities. The Fund may invest in indexed securities, the values of which are linked to currencies, interest rates, commodities, indices or other financial indicators ("reference instruments"). Most indexed securities have maturities of three years or less.

Indexed securities differ from other types of debt securities in which the Fund may invest in several respects. First, the interest rate or, unlike other debt securities, the principal amount payable at maturity of an indexed security may vary based on changes in one or more specified reference instruments, such as an interest rate compared with a fixed interest rate or the currency exchange rates between two currencies (neither of which need be the currency in which the instrument is denominated). The reference instrument need not be related to the terms of the indexed security. For example, the principal amount of a U.S. dollar denominated indexed security may vary based on the exchange rate of two foreign currencies. An indexed security may be positively or negatively indexed; that is, its value may increase or decrease if the value of the reference instrument increases. Further, the change in the principal amount payable or the interest rate of an indexed security may be a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s).

Investment in indexed securities involves certain risks. In addition to the credit risk of the security's issuer and the normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Further, in the case of certain indexed securities in which the interest rate is linked to a reference instrument, the interest rate may be reduced to zero, and any further declines in the value of the security may then reduce the principal amount payable on maturity. Finally, indexed securities may be more volatile than the reference instruments underlying the indexed securities.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies.

Brady Bonds. The Fund may also invest in Brady Bonds. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market.

U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments, but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (1) collateralized repayment of principal at final maturity, (2) collateralized interest payments, (3) uncollateralized interest payments, and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Obligations of Foreign Branches of United States Banks. The Fund may invest in obligations of foreign branches of U.S. banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by government regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidences of ownership of such securities may be held outside the U.S. and the Fund may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium. Various provisions of federal law governing domestic branches do not apply to foreign branches of domestic banks.

Obligations of United States Branches of Foreign Banks. The Fund may invest in obligations of U.S. branches of foreign banks. These may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank.

Foreign Securities. The Fund may invest in foreign securities or U.S. securities traded in foreign markets. In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits and Yankee certificates of deposit. The Fund may also invest in Canadian commercial paper and Europaper. These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. issuers. Such risks include the possibility of adverse political and economic developments; imposition of withholding taxes on interest or other income; seizure, nationalization, or expropriation of foreign deposits; establishment of exchange controls or taxation at the source; greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

The Fund may also invest in the stocks of companies located in emerging markets. These countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Emerging markets may be more volatile than the markets of more mature economies, and the securities of companies located in emerging markets are often subject to rapid and large price fluctuations; however, these markets may also provide higher long-term rates of return.

Inter-American Development Bank and World Bank (formerly known as the International Bank for Reconstruction and Development). The Fund may be subject to risks associated with obligations of the Inter-American Development Bank and World Bank (formerly known as the International Bank for Reconstruction and Development). Because these entities are not governmental entities with taxing authority, and may be supported only by appropriated but unpaid commitments of member countries, there is no assurance that these entities will be able to meet their obligations.

Premium Securities. The Fund may at times invest in premium securities which are securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amount payable on maturity. Although the Fund generally amortizes the amount of any such premium into income, the Fund may recognize a capital loss if such premium securities are called or sold prior to maturity and the call or sale price is less than the purchase price. Additionally, the Fund may recognize a capital loss if it holds such securities to maturity.

High Yield, High Risk Bonds. The Fund may invest a portion of its assets in below investment grade bonds. Bonds rated below BBB by Standard & Poor's Corporation ("S&P") or Fitch IBCA, Inc. ("Fitch") or below Baa by Moody's Investors Service, Inc. ("Moody's"), commonly known as "high yield" or "junk" bonds, typically offer high yields, but also usually high risk. While investment in junk bonds may provide opportunities to obtain increased returns over time, they are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Investors should be aware of the following risks:

  The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates may impair the ability of the issuer to make payments of interest and principal, especially if the issuer is highly leveraged. Such issuer's ability to meet its debt obligations may also be adversely affected by the issuer's inability to meet specific forecasts or the unavailability of additional financing. Also, an economic downturn or an increase in interest rates may increase the potential for default by the issuers of these securities.

  The value of junk bonds may be more susceptible to real or perceived adverse economic or political events than is the case for higher quality bonds.

  The value of junk bonds, like those of other fixed income securities, fluctuates in response to changes in interest rates, generally rising when interest rates decline and falling when interest rates rise. For example, if interest rates increase after a fixed income security is purchased, the security, if sold prior to maturity, may return less than its cost. The prices of junk bonds, however, are generally less sensitive to interest rate changes than the prices of higher-rated bonds, but are more sensitive to news about an issuer or the economy which is, or investors perceive as, negative.

  The secondary market for junk bonds may be less liquid at certain times than the secondary market for higher quality bonds, which may adversely affect (a) the bond's market price, (b) the Fund's ability to sell the bond, and (c) the Fund's ability to obtain accurate market quotations for purposes of valuing its assets.

For bond ratings descriptions, see "Corporate and Municipal Bond Ratings" in Appendix B.

Sovereign Debt Obligations. The Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

Investment in Other Investment Companies. The Fund may purchase the shares of other investment companies to the extent permitted under the 1940 Act. Currently, with limited exceptions, the Fund may not (1) own more than 3% of the outstanding voting shares of another investment company, (2) invest more than 5% of its assets in any single investment company, and (3) invest more than 10% of its assets in investment companies. Notwithstanding the foregoing, the Fund may invest an unlimited amount of its uninvested cash in the shares of money market funds or the shares of other Evergreen Funds, subject to the conditions set forth in the 1940 Act. The Fund's ability to invest in other investment companies may differ from the limitations in the 1940 Act to the extent permitted by SEC rules or exemptive relief. For example, the Fund may invest all of its investable assets in securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund. Investing in other investment companies may expose a Fund to duplicate expenses and may lower the value of the Fund's shares.

Short Sales. A short sale is the sale of a security the Fund has borrowed. The Fund expects to profit from a short sale by selling the borrowed security for more than the cost of buying it to repay the lender. After a short sale is completed, the value of the security sold short may rise. If that happens, the cost of buying it to repay the lender may exceed the amount originally received for the sale by the Fund.

The Fund may engage in short sales, but it may not make short sales of securities or maintain a short position unless, at all times when a short position is open, it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short. The Fund may effect a short sale in connection with an underwriting in which the Fund is a participant. The Fund's ability to engage in short sales may from time to time be limited or prohibited because of the inability to borrow certain securities in the market, legal restrictions on short sales, or other reasons.

Municipal Securities. The Fund may invest in municipal bonds of any state, territory or possession of the United States, including the District of Columbia. The Fund may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works. Municipal bonds may also be issued to refinance public debt.

Municipal bonds are mainly divided between "general obligation" and "revenue" bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer's general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

The Fund may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. Generally, the interest paid on an industrial development bond qualifies as fully exempt from federal income tax. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating. Municipal bonds are rated by S&P, Moody's and Fitch. Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rates and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by the Fund, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by the Fund. Neither event would require the Fund to sell the bond, but the Fund's investment advisor would consider such events in determining whether the Fund should continue to hold it.

The ability of the Fund to achieve its investment goal depends upon the continuing ability of issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict the Fund's ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, the Fund's investment advisor may lack sufficient knowledge of an issuer's weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by the Fund and other Evergreen funds.

From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds. Such actions could materially affect the availability of municipal bonds and the value of those already owned by the Fund. If such legislation were passed, the Trust's Board of Trustees may recommend changes in the Fund's investment objectives and policies or dissolution of the Fund. In order for the interest on a municipal security to be tax exempt, the municipal security must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable.

U.S. Virgin Islands, Guam and Puerto Rico. The Fund may invest in obligations of the governments of the U.S. Virgin Islands, Guam and Puerto Rico to the extent such obligations are exempt from the income or intangibles taxes, as applicable, of the state for which the Fund is named. The Fund does not presently intend to invest more than (a) 10% of its net assets in the obligations of each of the U.S. Virgin Islands and Guam or (b) 25% of its net assets in the obligations of Puerto Rico. Accordingly, the Fund may be adversely affected by local political and economic conditions and developments within the U.S. Virgin Islands, Guam and Puerto Rico affecting the issuers of such obligations.

Tender Option Bonds. A tender option bond is a municipal obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which the institution grants the security holder the option, at periodic intervals, to tender its securities to the institution. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing or similar agent that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution will normally not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund's average portfolio maturity. There is a risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of a credit rating downgrade, payment default or a disqualification from tax-exempt status.

Master Demand Notes. The Fund may invest in master demand notes. These are unsecured obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the issuer, as borrower. Master demand notes may permit daily fluctuations in the interest rate and daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may repay up to the full amount of the note without penalty. Master demand notes permit the Fund to demand payment of principal and accrued interest at any time (on not more than seven days' notice). Notes acquired by the Fund may have maturities of more than one year, provided that (1) the Fund is entitled to payment of principal and accrued interest upon not more than seven days' notice, and (2) the rate of interest on such notes is adjusted automatically at periodic intervals, which normally will not exceed 31 days, but which may extend up to one year. The notes are deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period. Because these types of notes are direct lending arrangements between the lender and borrower, such instruments are not normally traded and there is no secondary market for these notes, although they are redeemable and thus repayable by the borrower at face value plus accrued interest at any time. Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In connection with master demand note arrangements, the Fund's investment advisor considers earning power, cash flow and other liquidity ratios of the borrower and monitors the ability of the borrower to pay principal and interest on demand. These notes are not typically rated by credit rating agencies. Unless rated, the Fund may invest in them only if at the time of an investment the issuer meets the criteria established for high quality commercial paper, i.e., rated A-1 by S&P, Prime-1 by Moody's or F-1 by Fitch.

Residual Interest Bonds (Inverse Floaters). Residual Interest Bonds (sometimes referred to as inverse floaters) ("RIBs") are created by depositing a municipal bond in a trust. The trust then issues interests in the municipal bond in the form of both variable rate securities and RIBs. The interest rate on the variable rate securities is reset by an index or auction process normally every seven to thirty-five days, and RIB holders receive the balance of the income from the underlying municipal bond less an auction fee. Therefore, rising short-term interest rates result in lower income for the RIB, and vice versa.

An investment in RIBs typically will involve greater risk than an investment in a fixed rate bond. The interest rate of RIBs resets in the opposite direction from the market rate of interest on the security or index to which they are related. RIBs have interest rate adjustment formulas that generally reduce or, in the extreme, eliminate the interest paid to holders when short term interest rates rise, and increase the interest paid to holders when short-term interest rates fall. RIBs have varying degrees of liquidity, and may be less liquid than municipal bonds of comparable maturity. RIBs may be considered to be leveraged to the extent that their interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest, and are subject to many of the same risks as derivatives. The higher degree of leverage inherent in RIBs is associated with greater volatility in their market values. Although volatile, RIBs typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity.

Payment-in-kind Securities (PIKs). The Fund may invest in payment-in-kind ("PIK") securities. PIKs pay interest in either cash or additional securities, at the issuer's option, for a specified period. The issuer's option to pay in additional securities typically ranges from one to six years, compared to an average maturity for all PIK securities of eleven years. Call protection and sinking fund features are comparable to those offered on traditional debt issues.

PIKs, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Several PIKs are senior debt. In other cases, where PIKs are subordinated, most senior lenders view them as equity equivalents.

An advantage of PIKs for the issuer -- as with zero coupon securities -- is that interest payments are automatically compounded (reinvested) at the stated coupon rate, which is not the case with cash-paying securities. However, PIKs are gaining popularity over zero coupon securities since interest payments in additional securities can be monetized and are more tangible than accretion of a discount.

As a group, PIK bonds trade flat (i.e., without accrued interest). Their price is expected to reflect an amount representing accreted interest since the last payment. PIKs generally trade at higher yields than comparable cash-paying securities of the same issuer. Their premium yield is the result of the lesser desirability of non-cash interest, the more limited audience for non-cash paying securities, and the fact that many PIKs have been issued to equity investors who do not normally own or hold such securities.

Calculating the true yield on a PIK security requires a discounted cash flow analysis if the security (ex interest) is trading at a premium or a discount because the realizable value of additional payments is equal to the current market value of the underlying security, not par.

Regardless of whether PIK securities are senior or deeply subordinated, issuers are highly motivated to retire them because they are usually their most costly form of capital. PIKs may be more speculative and subject to greater fluctuations in value due to changes in interest rates than income-bearing junk bonds.

The federal income tax treatment of PIKs is the same as the federal income tax treatment of zero coupon bonds. See "Zero Coupon 'Stripped' Bonds" and "Tax Information" below.

Zero Coupon "Stripped" Bonds. The Fund may invest in zero coupon "stripped" bonds. These represent ownership in serially maturing interest payments or principal payments on specific underlying notes and bonds, including coupons relating to such notes and bonds. The interest and principal payments are direct obligations of the issuer. Interest zero coupon bonds of any series mature periodically from the date of issue of such series through the maturity date of the securities related to such series. Principal zero coupon bonds mature on the date specified therein, which is the final maturity date of the related securities. Each zero coupon bond entitles the holder to receive a single payment at maturity. There are no periodic interest payments on a zero coupon bond. Zero coupon bonds are offered at discounts from their face amounts.

In general, owners of zero coupon bonds have substantially all the rights and privileges of owners of the underlying coupon obligations or principal obligations. Owners of zero coupon bonds have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of zero coupon bonds.

For federal income tax purposes, a purchaser of principal zero coupon bonds or interest zero coupon bonds (either initially or in the secondary market) is treated as if the buyer had purchased a corporate obligation issued on the purchase date with an original issue discount equal to the excess of the amount payable at maturity over the purchase price. The purchaser is required to take into income each year as ordinary income an allocable portion of such discounts determined on a "constant yield" method. Any such income increases the holder's tax basis for the zero coupon bond, and any gain or loss on a sale of the zero coupon bonds relative to the holder's basis, as so adjusted, is a capital gain or loss. If the holder owns both principal zero coupon bonds and interest zero coupon bonds representing an interest in the same underlying issue of securities, a special basis allocation rule (requiring the aggregate basis to be allocated among the items sold and retained based on their relative fair market value at the time of sale) may apply to determine the gain or loss on a sale of any such zero coupon bonds. See "Tax Information" below.

Zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than income-bearing junk bonds.

Mortgage-Backed and Asset-Backed Securities. The Fund may invest in mortgage-backed securities and asset-backed securities. Two principal types of mortgage-backed securities are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

Investors purchasing CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

In addition to mortgage-backed securities, the Fund may invest in securities secured by other assets, including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the pay down characteristics of the underlying financial assets which are passed through to the security holder.

Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of related asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

In general, issues of asset-backed securities are structured to include additional collateral and/or additional credit support to protect against the risk that a portion of the collateral supporting the asset-backed securities may default and/or may suffer from these defects. In evaluating the strength of particular issues of asset-backed securities, the investment advisor considers the financial strength of the guarantor or other provider of credit support, the type and extent of credit enhancement provided as well as the documentation and structure of the issue itself and the credit support.

TBA Mortgage Securities. TBA refers to "To Be Announced." These types of securities are mortgage pools where the issuer has defined and agreed to, in advance, the terms for investors, but has not yet specified the mortgages that will act as collateral.

Variable or Floating Rate Instruments. The Fund may invest in variable or floating rate instruments which may involve a demand feature and may include variable amount master demand notes which may or may not be backed by bank letters of credit. Variable or floating rate instruments bear interest at a rate which varies with changes in market rates. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par prior to maturity. A variable amount master demand note is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased by the holder or decreased by the holder or issuer, it is payable on demand, and the rate of interest varies based upon an agreed formula. The quality of the underlying credit must, in the opinion of the investment advisor, be equivalent to the long-term bond or commercial paper ratings applicable to permitted investments for the Fund. The investment advisor will monitor, on an ongoing basis, the earning power, cash flow, and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

Real Estate Investment Trusts. The Fund may invest in investments related to real estate, including real estate investment trusts ("REITs") such as equity REITs and mortgage REITs. Equity REITs invest the majority of their assets directly in real property, derive their income primarily from rents and can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage REITs may be affected by borrower default risk and interest rate risk. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

Limited Partnerships. The Fund may invest in limited and master limited partnerships. A limited partnership is a partnership consisting of one or more general partners, jointly and severally responsible as ordinary partners, and by whom the business is conducted, and one or more limited partners who contribute cash as capital to the partnership and who generally are not liable for the debts of the partnership beyond the amounts contributed. Limited partners are not involved in the day-to-day management of the partnership. They receive income, capital gains and other tax benefits associated with the partnership project in accordance with terms established in the partnership agreement. Typical limited partnerships are in real estate, oil and gas and equipment leasing, but they also finance movies, research and development, and other projects.

For an organization classified as a partnership under the Code, each item of income, gain, loss, deduction, and credit is not taxed at the partnership level but flows through to the holder of the partnership unit. This allows the partnership to avoid double taxation and to pass through income to the holder of the partnership unit at lower individual rates.

A master limited partnership is a publicly traded limited partnership. The partnership units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter market.

Stand-by Commitments. When the Fund purchases tax-exempt securities, it has the authority to acquire stand-by commitments from banks and broker-dealers with respect to those tax-exempt securities. A stand-by commitment may be considered a security independent of the state tax-exempt security to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances, would be substantially the same as the market value of the underlying tax-exempt security to a third party at any time. The Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. No Fund expects to assign any value to stand-by commitments.

Domestic Equity Depositary Receipts. The Fund may invest in Domestic Equity Depositary Receipts. These instruments represent interests in a unit investment trust ("UIT") that holds a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. Common examples of Domestic Equity Depositary Receipts include S&P Depositary Receipts ("SPDRs") and Nasdaq 100 Shares, which may be obtained from the UIT issuing the securities or purchased in the secondary market (SPDRs and Nasdaq 100 Shares are listed on the American Stock Exchange). Domestic Equity Depositary Receipts are not individually redeemable, except upon termination of the UIT that issued them. The liquidity of small holdings of Domestic Equity Depositary Receipts depends upon the existence of a secondary market.

The redemption price (and therefore the sale price) of Domestic Equity Depositary Receipts is derived from and based upon the securities held by the UIT that issued them. Accordingly, the level of risk involved in the purchase or redemption or sale of a Domestic Equity Depositary Receipt is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the price of Domestic Equity Depositary Receipts is based on the value of a basket of stocks. Disruptions in the markets for the securities underlying Domestic Equity Depositary Receipts purchased or sold by the Fund could result in losses on Domestic Equity Depositary Receipts.

Loans. A Fund may invest in loans including, for example, corporate loans, loan participations, direct debt, bank debt and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. Alternatively, a Fund may invest in loans through novations, assignments and participating interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan or acquires a participation interest in a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor or participating institution to demand payment and enforce rights under the loan. (There may be one or more assignors or participating institutions prior in time to the Fund.)

Loans in which a Fund may invest are subject generally to the same risks as debt securities in which the Fund may invest. In addition, loans in which a Fund may invest are generally made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities, including bridge loans. A significant portion of the loans purchased by a Fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as "leveraged buy-out" transactions, leveraged recapitalization loans and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions.

In addition, loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, a Fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value.

If a Fund only acquires an assignment of or a participation in the loan made by a third party, the Fund may not be able to control the exercise of any remedies that the lender would have under the loan. In addition, a Fund may have to rely on the assignor(s) or participating institution(s) to demand and receive payments in respect of the loans, and to pay those amounts on to the Fund; the Fund will be subject to the risk that the assignor(s) may be unwilling or unable to do so. In such a case, the Fund would not likely have any rights over against the borrower directly.

Certain of the loans acquired by a Fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. A Fund may be required to fund such advances at times and in circumstances where the Fund might not otherwise choose to make a loan to the borrower.

The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower's obligations or difficult to liquidate. In addition, a Fund's access to collateral may be limited by bankruptcy or other insolvency laws. If a secured loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, under legal theories of lender liability, a Fund potentially might be held liable as a co-lender.

POLICY FOR DISSEMINATION OF PORTFOLIO HOLDINGS

Evergreen Adjustable Rate Fund, Evergreen Core Bond Fund, Evergreen Core Plus Bond Fund, Evergreen Diversified Income Builder Fund, Evergreen International Bond Fund, Evergreen Short Intermediate Bond Fund, Evergreen U.S. Government Fund, Evergreen VA Core Bond Fund and Evergreen VA Diversified Income Builder Fund: a complete listing of portfolio holdings as of month end will be posted to the Evergreen funds' Web site at EvergreenInvestments.com approximately 15 calendar days after the month end.

Evergreen money market funds: a complete listing of portfolio holdings will generally be posted on a weekly basis at EvergreenInvestments.com by the close of business on Friday of each week. While the Evergreen money market funds generally expect to post portfolio holdings information on a weekly basis, they may post portfolio holdings information on a more frequent basis from time to time.

Evergreen Market Index Fund, Evergreen Market Index Growth Fund and Evergreen Market Index Value Fund: do not post portfolio holdings information to EvergreenInvestments.com.

All other Evergreen funds: a complete listing of portfolio holdings as of calendar quarter end will be posted to the Evergreen funds' Web site at EvergreenInvestments.com approximately 15 calendar days after the calendar quarter end.

Except as described below, no other dissemination of portfolio holdings is allowed to any shareholder, potential shareholder or party external to Evergreen except those disclosed below and disseminations (i) required by law, (ii) to affiliated or unaffiliated service providers (including the investment advisor, custodian, transfer agent, principal underwriter, etc.) that have a legal or contractual duty to keep such information confidential, (iii) to other persons who owe a fiduciary or other duty of trust or confidence to the Fund (such as the Fund's legal counsel and independent registered public accounting firm), or (iv) to institutional investment consultants or mutual fund analytical firms and, in such cases, only where there are signed confidentiality agreements in place. Institutional investment consultants are those organizations who utilize fund holdings data and characteristics such as beta, P/E ratio, etc. to screen investment vehicles for their large, institutional clients. These consultants typically compare the Funds against other investment firms' products to see which is most suitable for the clients. In presentations to clients, these consultants will sometimes provide data regarding the Funds and how they compared to products of other investment advisors. The confidentiality agreements applicable to these situations preclude these firms from providing any client with holdings data prior to its public dissemination as discussed above.

This policy applies to affiliates of Evergreen such as Wells Fargo Bank, N.A. and Wells Fargo Advisors, LLC. Officers of a Fund may authorize disclosure of the Fund's portfolio securities in accordance with this policy. The Trust's Board reviewed this policy and has designated a chief compliance officer to be responsible for monitoring compliance with the policy. The chief compliance officer reports directly to the Board.

As of the date of this SAI, the Fund(s) had ongoing arrangements with the following recipients to make available non-public portfolio holdings information relating to the Fund(s):

Dissemination of Portfolio Holdings
Recipient	Purpose	Timing
State Street Bank and Trust Company	Funds' custodian, tax service provider and securities lending agent	Daily
KPMG LLP	Funds' independent registered public accounting firm	As necessary in connection with financial statement audits and SEC filings
Evergreen Investment Services, Inc.	Funds' distributor	Daily
Evergreen Service Company, LLC	Funds' transfer agent	Quarterly
EIMC	Funds' investment advisor and administrator	Daily
Moody's Investor Services, Inc.	Provides rating services for the Funds	Weekly
Capital Access International	Analytical	Monthly
Lipper	Analytical	Monthly
Northern Trust Company	Analytical	Monthly
Thomson Financial, Inc.	Analytical	Monthly
Wachovia Fiduciary Compliance	Compliance Filings	Quarterly
Wachovia Bank, N.A.	Funds' securities lending agent	Daily

Once portfolio holdings information is made public, there are no restrictions on providing the data to any shareholder or other party.

CODE OF ETHICS

The Trust, its principal underwriter and its various investment advisors have each adopted a code of ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act ("Code of Ethics"). Each of these Codes of Ethics permits Fund personnel to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts subject to certain restrictions and conditions and is on file with, and available from, the SEC.

TRUSTEES AND OFFICERS

TRUSTEES INFORMATION

The Trust is supervised by a Board of Trustees (the "Board"). The Trustees meet periodically throughout the year to oversee the Fund's activities, reviewing, among other things, the Fund's performance and its contractual arrangements with various service providers. Each Trustee is paid a fee for his or her services. See "Trustee Compensation" below.

The Board has an Executive Committee which consists of K. Dun Gifford, Dr. Russell A. Salton, III and the Chairperson of the Board, Michael S. Scofield, each of whom is not an interested person of the Fund as defined in the 1940 Act (each an "Independent Trustee"). The Executive Committee recommends Trustees to fill vacancies, prepares the agenda for Board Meetings, acts on routine matters between scheduled Board meetings and reviews and resolves conflicts of interest between the Fund and the Fund's investment advisor or its affiliates. The Executive Committee also oversees and assists Trustee oversight of: litigation commenced by or against the Evergreen funds; litigation commenced by or against any service provider to the Funds that relates to the Funds or that may have a material effect on the service provider's ability to perform its services to the Funds; non-routine regulatory actions, examinations, inspections, or other activities in respect of any service provider to the Funds that relate to its services to the Funds or that may have a material effect on the service provider's ability to perform its services to the Funds. The Executive Committee also functions as the Nominating Committee and the Qualified Legal Compliance Committee (as further described below). For the fiscal year ended May 31, 2009, the Executive Committee held thirty-six scheduled committee meetings.

The Nominating Committee is responsible for nominating candidates for election to the Board by the full Board. The Committee may solicit suggestions for persons to fill vacancies on the Boards from such sources as it deems appropriate, including EIMC. The Committee will consider nominations for openings on the Board from shareholders who have separately or as a group held for at least one full year at least 5% of the outstanding shares of a Fund. Shareholder recommendations should be sent to the attention of the Committee in care of the Fund's Secretary and should include biographical information, including the proposed nominee's business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be an Independent Trustee, if applicable.

The Qualified Legal Compliance Committee is responsible for establishing written procedures for the confidential receipt, retention and consideration of any report of evidence of a material violation of an applicable U.S. federal or state securities law, a material breach of a fiduciary duty arising under U.S. federal or state law, or a similar material violation of any U.S. federal or state law by a Fund or by any officer, Trustee, employee or agent of a Fund. The Committee is also responsible for determining whether an investigation is necessary regarding any report of evidence of a material violation. If it is determined that there has been a material violation, the Committee is responsible for informing the Fund's chief legal officer and chief executive officer and taking all other appropriate actions to respond to evidence of a material violation.

The Board has a 15(c) Committee which consists of K. Dun Gifford, Dr. Leroy Keith, Jr., Carol A. Kosel, Patricia B. Norris, Dr. Russell A. Salton, III, and the Chairperson of the Committee, Michael S. Scofield, each of whom is an Independent Trustee. The 15(c) Committee is responsible for gathering relevant information to assist the full Board in fulfilling its obligations relating to the initial approval and renewal of advisory and distribution contracts pursuant to Section 15 of the 1940 Act. It may request information from and submit questions to the Fund's investment advisor and its affiliates in order for the full Board to determine whether or not to enter into or renew Fund contracts. For the fiscal year ended May 31, 2009, the 15(c) Committee held three committee meetings.

The Board has an Audit Committee which consists of Dr. Russell A. Salton, III, Charles A. Austin, III, and the Chairperson of the Committee, Patricia B. Norris, each of whom is an Independent Trustee. The purpose of the Audit Committee is to evaluate financial management, meet with the auditors and deal with other matters of a financial nature that it deems appropriate. The Audit Committee also oversees and assists Trustee oversight of matters related to pricing and valuation of portfolio securities. For the fiscal year ended May 31, 2009, the Audit Committee held sixteen committee meetings.

The Board has a Distribution, 12b-1, and Service Committee which consists of David M. Richardson, William W. Pettit, and Carol A. Kosel, the Chairperson of the Committee. The Distribution, 12b-1, and Service Committee oversees and assists Trustee oversight of: the means by which shares of the Evergreen funds are distributed; expenditures by the Funds' distributor of amounts paid under the Funds' Rule 12b-1 plans; the nature and quality of services provided by the Funds' transfer agent; and the overall level of servicing provided to shareholders in the Funds. With the exception of Mr. Petit, the members of the Distribution, 12b-1, and Service Committee are Independent Trustees. For the fiscal year ended May 31, 2009, the Distribution, 12b-1, and Service Committee held four committee meetings.

The Board has a Performance Committee which consists of K. Dun Gifford, Gerald M. McDonnell, Richard J. Shima, Richard K. Wagoner and the Chairperson of the Committee, Dr. Leroy Keith, Jr. The Performance Committee reviews all activities involving investment-related issues and activities of EIMC and any sub-advisors to the Evergreen funds and assesses the performance of the Evergreen funds. With the exception of Mr. Wagoner, the members of the Performance Committee are Independent Trustees. For the fiscal year ended May 31, 2009, the Performance Committee held seven committee meetings.

Set forth below are the Trustees of each of the sixteen Evergreen Trusts. The address for each Trustee is P.O. Box 20083, Charlotte, North Carolina 28202. All shareholder communications should be sent to this address.

Independent Trustees:
Name and Date of Birth	Position with Trust	Beginning Year of Term of Office[1]	Principal Occupation for Last Five Years	Number of Portfolios Overseen in Evergreen Fund Complex as of 12/31/2008[2]	Other Directorships held outside of Evergreen Fund Complex
Charles A. Austin III DOB: 10/23/1934	Trustee	1991	Investment Counselor, Anchor Capital Advisors, LLC (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)	77	None
K. Dun Gifford DOB: 10/23/1938	Trustee	1974	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Member of the Executive Committee, Former Chairman of the Finance Committee, and Former Treasurer, Cambridge College	77	None
Dr. Leroy Keith, Jr. DOB: 2/14/1939	Trustee	1983	Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services	77	Trustee, Phoenix Fund Complex (consisting of 50 portfolios as of 12/31/08)
Carol A. Kosel DOB: 12/25/1963	Trustee	2008	Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund	77	None
Gerald M. McDonnell DOB: 7/14/1939	Trustee	1988	Former Manager of Commercial Operations, CMC Steel (steel producer)	77	None
Patricia B. Norris DOB: 4/9/1948	Trustee	2006	President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)	77	None
David M. Richardson DOB: 9/19/1941	Trustee	1982	President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)	77	None
Russell A. Salton, III, MD DOB: 6/2/1947	Trustee	1984	President/CEO, AccessOne MedCard, Inc.	77	None
Michael S. Scofield DOB: 2/20/1943	Trustee	1984	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)	77	None
Richard J. Shima DOB: 8/11/1939	Trustee	1993	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Trustee, Saint Joseph College (CT)	77	None
1	Each Trustee serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office.
2	As of December 31, 2008, the Evergreen fund complex consisted of ten open-end investment management companies representing seventy-one separate series and six closed-end funds.

Interested Trustees:
Name and Date of Birth	Position with Trust	Beginning Year of Term of Office[1]	Principal Occupation for Last Five Years	Number of Portfolios Overseen in Evergreen Fund Complex as of 12/31/2008[2]	Other Directorships held outside of Evergreen Fund Complex
William Walt Pettit DOB: 8/26/1955[3]	Trustee	1988	Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company); Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)	77	None
Richard K. Wagoner, CFA DOB: 12/12/1937[4]	Trustee	1999	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society	77	None
1	Each Trustee serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office.
2	As of December 31, 2008, the Evergreen fund complex consisted of ten open-end investment management companies representing seventy-one separate series and six closed-end funds.
3	It is possible that Mr. Pettit may be viewed as an "interested person" of the Evergreen funds, as defined in the 1940 Act, because of his law firm's previous representation of affiliates of Wells Fargo & Company ("Wells Fargo"), the parent company of the Evergreen funds' investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.
4	Mr. Wagoner is an "interested person" of the Evergreen funds because of his ownership of shares in Wells Fargo, the parent company of the Evergreen funds' investment advisor.

TRUSTEE COMPENSATION

Listed below is the Trustee compensation paid by each Fund for the fiscal year ended May 31, 2009 and by the Evergreen Fund Complex1 for the twelve months ended December 31, 2008. The Trustees do not receive pension or retirement benefits from the Evergreen funds.

Trustee Compensation
Trustee	Fund	Aggregate Compensation From the Fund	Total Compensation from the Evergreen Fund Complex1,[2]
Charles A. Austin III	Market Index Fund	$742	$255,500
	Market Index Growth Fund	$1,529
	Market Index Value Fund	$1,383
K. Dun Gifford	Market Index Fund	$725	$238,000
	Market Index Growth Fund	$1,504
	Market Index Value Fund	$1,361
Dr. Leroy Keith, Jr.	Market Index Fund	$731	$234,250
	Market Index Growth Fund	$1,486
	Market Index Value Fund	$1,344
Carol A. Kosel	Market Index Fund	$693	$224,500
	Market Index Growth Fund	$1,433
	Market Index Value Fund	$1,296
Gerald M. McDonnell	Market Index Fund	$640	$202,750
	Market Index Growth Fund	$1,295
	Market Index Value Fund	$1,171
Patricia B. Norris	Market Index Fund	$703	$217,750
	Market Index Growth Fund	$1,436
	Market Index Value Fund	$1,299
William Walt Pettit	Market Index Fund	$691	$226,500
	Market Index Growth Fund	$1,401
	Market Index Value Fund	$1,268
David M. Richardson	Market Index Fund	$648	$205,250
	Market Index Growth Fund	$1,312
	Market Index Value Fund	$1,187
Russell A. Salton, III, MD	Market Index Fund	$736	$240,500
	Market Index Growth Fund	$1,535
	Market Index Value Fund	$1,390
Michael S. Scofield	Market Index Fund	$1,072	$345,250
	Market Index Growth Fund	$2,206
	Market Index Value Fund	$1,999
Richard J. Shima	Market Index Fund	$651	$207,000
	Market Index Growth Fund	$1,318
	Market Index Value Fund	$1,191
Richard K. Wagoner	Market Index Fund	$636	$201,750
	Market Index Growth Fund	$1,288
	Market Index Value Fund	$1,165
1	As of December 31, 2008, the Evergreen fund complex consisted of ten open-end investment management companies representing seventy-one separate series and six closed-end funds.
2	The Trustees have a Deferred Compensation Plan which provides Trustees with the option to defer all or part of their compensation. The Trustees may elect to earn a rate of return on any deferred compensation by selecting hypothetical investments in Evergreen investment products in an amount equal to the deferred compensation. A Trustee may elect when to receive distributions of such deferred amounts, but may not receive a distribution before the earlier of the first business day of January following (a) a date five years following the deferral election, or (b) the year in which the Trustee ceases to be a member of the Board. Pursuant to the Deferred Compensation Plan, payments due under the Deferred Compensation Plan are unsecured obligations of the Evergreen funds. Also pursuant to the Trustees' Deferred Compensation Plan, certain Trustees have elected to defer all or part of their total compensation for the twelve months ended December 31, 2008. The amounts listed below will be payable in later years to the respective Trustees: Austin: $102,200; McDonnell: $202,750; Salton: $60,125; Scofield: $15,450; and Shima: $103,500.

TRUSTEE OWNERSHIP OF EVERGREEN FUND SHARES

Set forth in the table below are the names of the Evergreen funds in which the Trustees are invested. Amounts reflected include amounts received through the Trustees' Deferred Compensation Plan. The table shows the dollar range of each Trustee's investment in each Fund and the aggregate dollar range of their investment in the Evergreen fund complex, as of December 31, 2008.

Independent Trustees
Trustee	Fund	Dollar Range of Investment in Fund	Aggregate Dollar Range of Investments in Evergreen Fund Complex
Charles A. Austin III	Evergreen Enhanced S&P 500® Fund[1]
Evergreen Global Opportunities Fund[2]
Evergreen Health Care Fund[2]
Evergreen International Equity Fund[1]
Evergreen Intrinsic Value Fund[1]
Evergreen Mid Cap Growth Fund[1]
Evergreen Omega Fund[2]
Evergreen Precious Metals Fund
	Evergreen Utility and Telecommunications Fund[2]	Over $100,000 Over $100,000 Over $100,000 Over $100,000 $10,001-$50,000 $50,001-$100,000 $50,001-$100,000 Over $100,000 Over $100,000	Over $100,000
K. Dun Gifford	Evergreen Asset Allocation Fund Evergreen Emerging Markets Growth Fund Evergreen Equity Income Fund Evergreen Fundamental Large Cap Fund Evergreen Global Opportunities Fund Evergreen Health Care Fund	$50,001-$100,000 $10,001-$50,000 $50,001-$100,000 $10,001-$50,000 $50,001-$100,000 $10,001-$50,000	Over $100,000
Dr. Leroy Keith. Jr.	Evergreen Asset Allocation Fund
Evergreen Core Plus Bond Fund
Evergreen Global Opportunities Fund
Evergreen Health Care Fund
Evergreen Income Advantage Fund
Evergreen Money Market Fund
Evergreen Multi-Sector Income Fund
Evergreen Omega Fund
Evergreen Utilities and High Income Fund
	Evergreen Utility and Telecommunications Fund	$1-$10,000 $10,001-$50,000 $10,001-$50,000 $1-$10,000 $1-$10,000 $10,001-$50,000 $1-$10,000 $1-$10,000 $1-$10,000 $1-$10,000	$50,001-$100,000
Carol A. Kosel	Evergreen Asset Allocation Fund Evergreen Small Cap Value Fund	$50,001-$100,000 $50,001-$100,000	Over $100,000
Gerald M. McDonnell	Evergreen Adjustable Rate Fund
Evergreen Core Bond Fund[1]
Evergreen Diversified Capital Builder Fund[1]
Evergreen Diversified Income Builder Fund[1]
Evergreen Emerging Markets Growth Fund
Evergreen Equity Income Fund
Evergreen Fundamental Large Cap Fund[2]
Evergreen Health Care Fund
Evergreen Income Advantage Fund
Evergreen International Equity Fund[1]
Evergreen Money Market Fund[2]
Evergreen Multi-Sector Income Fund
Evergreen Omega Fund[1]
Evergreen Short Intermediate Bond Fund[2]
Evergreen Strategic Municipal Bond Fund
Evergreen Utilities and High Income Fund
$10,001-$50,000
$10,001-$50,000
$10,001-$50,000
$50,001-$100,000
$10,001-$50,000
$1-$10,000
$10,001-$50,000
$1-$10,000
$1-$10,000
$10,001-$50,000
Over $100,000
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$10,001-$50,000
		$1-$10,000	Over $100,000
Patricia B. Norris	Evergreen Disciplined Value Fund
Evergreen Diversified Capital Builder Fund
Evergreen Emerging Markets Growth Fund
Evergreen Global Opportunities Fund
Evergreen Growth Fund
Evergreen Health Care Fund
Evergreen International Equity Fund
Evergreen Municipal Money Market Fund
Evergreen Precious Metals Fund
Evergreen Utility and Telecommunications Fund
		$10,001-$50,000 $1-$10,000 $10,001-$50,000 $10,001-$50,000 $1-$10,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000	Over $100,000
David M. Richardson	Evergreen Asset Allocation Fund Evergreen Multi-Sector Income Fund Evergreen Precious Metals Fund Evergreen Utilities and High Income Fund	$10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000	Over $100,000
Russell A. Salton, III, MD	Evergreen Asset Allocation Fund[1]
Evergreen Core Bond Fund[1]
Evergreen Enhanced S&P 500® Fund[1]
Evergreen Fundamental Large Cap Fund[1]
Evergreen Global Opportunities Fund[1]
Evergreen International Bond Fund[1]
	Evergreen Intrinsic Value Fund[1]	$50,001-$100,000 Over $100,000 $50,001-$100,000 $50,001-$100,000 $50,001-$100,000 Over $100,000 $50,001-$100,000	Over $100,000
Michael S. Scofield	Evergreen Asset Allocation Fund
Evergreen Core Bond Fund[1]
Evergreen Disciplined Value Fund[2]
Evergreen Diversified Capital Builder Fund[2]
Evergreen Equity Index Fund
Evergreen Global Opportunities Fund[2]
Evergreen Golden Core Opportunities Fund
Evergreen Health Care Fund
Evergreen Income Advantage Fund
Evergreen Multi-Sector Income Fund
Evergreen Omega Fund[2]
	Evergreen Utility and Telecommunications Fund[2]	$10,001-$50,000 $50,001-$100,000 $10,001-$50,000 Over $100,000 $10,001-$50,000 $10,001-$50,000 $10,001-$50,000 $1-$10,000 $1-$10,000 $1-$10,000 $10,001-$50,000 $10,001-$50,000	Over $100,000
Richard J. Shima	Evergreen Asset Allocation Fund[1]
Evergreen Core Plus Bond Fund[1]
Evergreen Diversified Capital Builder Fund
Evergreen Enhanced S&P 500® Fund[1]
Evergreen Fundamental Large Cap Fund[1]
Evergreen Global Large Cap Equity Fund
Evergreen Global Opportunities Fund
Evergreen Income Advantage Fund
Evergreen International Balanced Income Fund
Evergreen International Bond Fund[1]
Evergreen International Equity Fund
Evergreen Intrinsic Value Fund[1]
Evergreen Multi-Sector Income Fund
Evergreen Municipal Bond Fund
Evergreen Omega Fund
Evergreen Utilities and High Income Fund
Over $100,000
$10,001-$50,000
$10,001-$50,000
$50,001-$100,000
$50,001-$100,000
$50,001-$100,000
Over $100,000
$1-$10,000
$1-$10,000
$50,001-$100,000
$10,001-$50,000
$50,001-$100,000
$1-$10,000
$10,001-$50,000
$10,001-$50,000
		$1-$10,000	Over $100,000

Interested Trustees:
Trustee	Fund	Dollar Range of Investment in Fund	Aggregate Dollar Range of Investments in Evergreen Fund Complex
William Walt Pettit	Evergreen Asset Allocation Fund[1]
Evergreen Disciplined Value Fund[1]
Evergreen Diversified Capital Builder Fund[1]
Evergreen Emerging Markets Growth Fund
Evergreen Enhanced S&P 500® Fund[1]
Evergreen Equity Income Fund[1]
Evergreen Fundamental Large Cap Fund[2]
Evergreen Global Large Cap Equity Fund[2]
Evergreen Global Opportunities Fund[2]
Evergreen Growth Fund[1]
Evergreen Health Care Fund[2]
Evergreen International Equity Fund[2]
Evergreen Intrinsic Value Fund[1]
Evergreen Mid Cap Growth Fund[1]
Evergreen Municipal Money Market Fund
Evergreen Omega Fund[1]
Evergreen Small-Mid Growth Fund[1]
Evergreen Utility and Telecommunications Fund[2]	$1-$10,000
$1-$10,000
$1-$10,000
$1-$10,000
$50,001-$100,000
$1-$10,000
Over $100,000
$10,001-$50,000
Over $100,000
$50,001-$100,000
Over $100,000
$10,001-$50,000
$1-$10,000
$1-$10,000
$10,001-$50,000
$1-$10,000
$1-$10,000
		Over $100,000	Over $100,000
Richard K. Wagoner	Evergreen Diversified Capital Builder Fund
Evergreen Equity Income Fund
Evergreen Income Advantage Fund
Evergreen Mid Cap Growth Fund
Evergreen Money Market Fund
Evergreen Multi-Sector Income Fund
Evergreen Municipal Money Market Fund
Evergreen Omega Fund
Evergreen Special Values Fund
Evergreen Treasury Money Market Fund
	Evergreen Utilities and High Income Fund	$1-$10,000 Over $100,000 $1-$10,000 $50,001-$100,000 Over $100,000 $1-$10,000 $1-$10,000 Over $100,000 Over $100,000 $1-$10,000 $1-$10,000	Over $100,000
1	Invested through the Trustees' Deferred Compensation Plan. The Deferred Compensation Plan allows each Trustee to defer any or all of his or her compensation for serving as Trustee, and to have such compensation invested into a deferral account. The investment performance of the deferral account is based on the investment performance of the particular Evergreen fund(s) selected by the Trustee.
2	Amount shown includes direct investments as well as investments through the Trustees' Deferred Compensation Plan. Dollar ranges of investments held directly in these funds are as follows: Mr. Austin – Evergreen Global Opportunities Fund: $50,001-$100,000; Evergreen Health Care Fund: Over $100,000; Evergreen Omega Fund: $50,001-$100,000 and Evergreen Utility and Telecommunications Fund: Over $100,000; Mr. McDonnell – Evergreen Fundamental Large Cap Fund: $10,001-$50,000; Evergreen Money Market Fund: Over $100,000; and Evergreen Short Intermediate Bond Fund $50,001-$100,000; Mr. Pettit – Evergreen Fundamental Large Cap Fund: Over $100,000; Evergreen Global Large Cap Equity Fund: $1-$10,000; Evergreen Global Opportunities Fund: Over $100,000; Evergreen Health Care Fund: Over $100,000; Evergreen International Equity Fund: $10,001-$50,000; and Evergreen Utility and Telecommunications Fund: Over $100,000; and Mr. Scofield – Evergreen Disciplined Value Fund: $1-$10,000; Evergreen Diversified Capital Builder Fund: Over $100,000; Evergreen Global Opportunities Fund: $1-$10,000; Evergreen Omega Fund: $1-$10,000; and Evergreen Utility and Telecommunications Fund: $1-$10,000.

OFFICER INFORMATION

Set forth below are the principal officers of each of the sixteen Evergreen Trusts.

Principal Officers
Name, Address and Date of Birth	Position with Trust	Principal Occupation for the Last Five Years
W. Douglas Munn 200 Berkeley Street Boston, MA 02116 DOB: 4/21/1963	President since 2009	Chief Operating Officer, Wells Fargo Funds Management, LLC; President and Chief Operating Officer, Evergreen Investment Company, Inc.
Kasey Phillips 200 Berkeley Street Boston, MA 02116 DOB: 12/12/1970	Treasurer since 2005[1]	Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.
Jeremy DePalma 200 Berkeley Street Boston, MA 02116 DOB: 2/5/1974	Treasurer since 2005[1]	Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.
Michael H. Koonce 200 Berkeley Street Boston, MA 02116 DOB: 4/20/1960	Secretary since 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC.
Robert Guerin 200 Berkeley Street Boston, MA 02116 DOB: 9/20/1965	Chief Compliance Officer since 2007	Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management
1	Kasey Phillips is the Treasurer for Evergreen Fixed Income Trust, Evergreen International Trust, Evergreen Municipal Trust, Evergreen Select Fixed Income Trust, Evergreen Global Dividend Opportunity Fund, Evergreen Income Advantage Fund, Evergreen Multi-Sector Income Fund, Evergreen Utilities and High Income Fund, Evergreen Diversified Income Opportunities Fund and Evergreen International Balanced Income Fund. Jeremy DePalma is the Treasurer for Asset Allocation Trust, Evergreen Equity Trust, Evergreen Money Market Trust, Evergreen Select Equity Trust, Evergreen Select Money Market Trust and Evergreen Variable Annuity Trust.

Officers and certain Trustees of the Funds may be affiliated persons of the Fund and an affiliated person of EIMC or Evergreen Investment Services, Inc. ("EIS") by virtue of their positions as an officer or employee of EIMC or EIS. The Fund's principal executive officers do not receive any compensation or expense reimbursement from the Fund.

PRINCIPAL HOLDERS OF FUND SHARES

As of September 1, 2009, the officers and Trustees of the Trust owned as a group less than 1% of the outstanding shares of any class of each Fund.

Except as noted below in the table, to the Fund's knowledge, no persons owned of record 5% or more of any class of shares of the Fund. No person is reflected on the books and records of the Fund as owning beneficially 5% or more of the outstanding shares of any class of the Fund as of September 1, 2009.

Any person who owns beneficially 25% or more of the outstanding shares of the Fund may be deemed to control the Fund. Any person controlling the Fund may be able to determine the outcome of issues that are submitted to shareholders for vote and may be able to take action regarding the Fund without the approval of other shareholders.

Principal Fund Holders
Market Index Fund - Class I
Wachovia Bank Cash Account 1525 W WT Harris Blvd. Charlotte, NC 28288-0001	100%
Market Index Growth Fund - Class I
Wachovia Bank Cash Account 1525 W WT Harris Blvd. Charlotte, NC 28288-0001	100%
Market Index Value Fund - Class I
Wachovia Bank Cash Account 1525 W WT Harris Blvd. Charlotte, NC 28288-0001	100%

INVESTMENT ADVISOR

INVESTMENT ADVISOR

EIMC, a wholly owned subsidiary of Wells Fargo & Company ("Wells Fargo"), is the investment advisor to the Funds. EIMC is located at 200 Berkeley Street, Boston, Massachusetts, 02116-5034. Wells Fargo is located at 420 Montgomery Street, San Francisco, California 94104.

On behalf of the Fund, the Trust has entered into an investment advisory and management agreement with the applicable Fund's investment advisor (the "Advisory Agreement"). Under the Advisory Agreement, and subject to the supervision of the Board, the investment advisor furnishes to the Fund investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets. The investment advisor pays all of the expenses incurred in connection with the provision of its services.

The Fund pays all charges and expenses, other than those specifically referred to as being borne by the investment advisor, including, but not limited to, (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees; (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) applicable costs and expenses under the Distribution Plan (as described below); (8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) fees and expenses of the registration and qualification of the Fund and its shares with the SEC or under state or other securities laws; (11) expenses of preparing, printing and mailing prospectuses, SAIs, notices, reports and proxy materials to shareholders of the Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for the Fund and for the Independent Trustees on matters relating to the Fund; (14) charges and expenses of filing annual and other reports with the SEC and other authorities; and (15) all extraordinary charges and expenses of the Fund.

The Advisory Agreement may be renewed from year to year only if approved at least annually by the Board or by a vote of a majority of the Fund's outstanding voting securities (as defined by the 1940 Act). In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Trustees who are not interested persons of the Fund or interested persons of any party to the Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated, without penalty, on 60 days' written notice by the Board or by a vote of a majority of the Fund's outstanding voting securities (as defined by the 1940 Act). The Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

For a discussion regarding the considerations of the Board for approving or renewing the Fund's investment advisory agreements, please see either the Fund's Annual Report or Semiannual Report most recently issued after the approval or renewal of the Fund's advisory agreement for the most recent fiscal period.

EIMC is entitled to receive from each Fund a fee at an annual rate based on each Fund's average daily net assets as follows:

Market Index Fund Market Index Growth Fund Market Index Value Fund
Average Daily Net Assets	Fee
First $1 billion	0.32%
Over $1 billion	0.25%

Below are the advisory fees paid by each Fund for the last three fiscal years.

Advisory Fees Paid
Fund/Fiscal Year or Period	Advisory Fees Paid	Advisory Fees Waived and Expenses Reimbursed
May 31, 2009
Market Index Fund	$0	$1,127,984
Market Index Growth Fund	$0	$2,209,686
Market Index Value Fund	$0	$1,993,710
May 31, 2008
Market Index Fund	$0	$2,022,622
Market Index Growth Fund	$0	$3,688,121
Market Index Value Fund	$0	$3,229,641
May 31, 2007
Market Index Fund	$0	$2,046,007
Market Index Growth Fund	$0	$3,478,017
Market Index Value Fund	$0	$2,844,550

PORTFOLIO MANAGER(S)

OTHER FUNDS AND ACCOUNTS MANAGED

The following table provides information about the registered investment companies and other pooled investment vehicles and accounts managed by the portfolio manager of the Funds as of the Funds' most recent period ended May 31, 2009.

Portfolio Manager		(Assets in thousands)
William E. Zieff	Assets of Registered Investment Companies Managed
	Evergreen Disciplined Value Fund	$141,228
	Evergreen Enhanced S&P 500 Fund	$779,036
	Evergreen Equity Index Fund	$407,185
	Evergreen Global Large Cap Equity Fund	$61,258
	Evergreen Market Index Fund	$237,129
	Evergreen Market Index Growth Fund	$485,834
	Evergreen Market Index Value Fund	$413,716
	TOTAL	$2,525,386
	Assets of those subject to performance fee	$779,036
	Number of other pooled investment vehicles managed	4
	Assets of other pooled investment vehicles managed	$1,546,774
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	$0
	Number of other accounts managed	41
	Assets of other accounts managed	$5,086,158
	Number of those subject to performance fee	0
	Assets of those subject to performance fee	$0

CONFLICTS OF INTEREST

EIMC. Portfolio managers generally face two types of conflicts of interest: (1) conflicts between and among the interests of the various accounts they manage, and (2) conflicts between the interests of the accounts they manage and their own personal interests. The policies of EIMC require that portfolio managers treat all accounts they manage equitably and fairly in the face of such real or potential conflicts.

The management of multiple Funds and other accounts may require the portfolio manager to devote less than all of his or her time to a Fund, particularly if the Funds and accounts have different objectives, benchmarks and time horizons. The portfolio manager may also be required to allocate his or her investment ideas across multiple Funds and accounts. In addition, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering, that may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible Funds and accounts. Further, security purchase and sale orders for multiple accounts often are aggregated for purpose of execution. Although such aggregation generally benefits clients, it may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. It may also happen that a Fund's advisor or sub-advisor will determine that it would be in the best interest, and consistent with the investment policies, of another account to sell a security (including by means of a short sale) that a Fund holds long, potentially resulting in a decrease in the market value of the security held by the Fund.

EIMC does not receive a performance fee for its management of the Funds, other than Evergreen Enhanced S&P 500® Fund. EIMC and/or a portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Funds – for instance, those that pay a higher advisory fee and/or have a performance fee. The policies of EIMC, however, require that portfolio managers treat all accounts they manage equitably and fairly.

As noted above, portfolio managers may also experience certain conflicts between the interests of the accounts they manage and their own personal interests (which may include interests in advantaging EIMC or a sub-advisor). The structure of a portfolio manager's or an investment advisor's compensation may create an incentive for the manager or advisor to favor accounts whose performance has a greater impact on such compensation. The portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such accounts. Similarly, if a portfolio manager holds a larger personal investment in one Fund than he or she does in another, the portfolio manager may have an incentive to favor the Fund in which he or she holds a larger stake.

The Evergreen funds may engage in cross trades, in which one Evergreen fund sells a particular security to another Evergreen fund or account (potentially saving transaction costs for both accounts). Cross trades may pose a potential conflict of interest if, for example, one account sells a security to another account at a higher price than an independent third party would pay.

In general, EIMC has policies and procedures to address the various potential conflicts of interest described above. Each advisor has policies and procedures designed to ensure that portfolio managers have sufficient time and resources to devote to the various accounts they manage. Similarly, each advisor has policies and procedures designed to ensure that investments and investment opportunities are allocated fairly across accounts, and that the interests of client accounts are placed ahead of a portfolio manager's personal interests. However, there is no guarantee that such procedures will detect or address each and every situation where a conflict arises.

COMPENSATION

The compensation structure for EIMC's portfolio managers includes a competitive fixed base salary plus variable incentives (EIMC utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to pre-tax relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account's individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund's portfolio may be compared for these purposes generally are indicated in the "Performance" sections of the Prospectuses.

FUND HOLDINGS

The table below presents the dollar range of investment each portfolio manager beneficially holds in each Fund he or she manages as well as the dollar range of total exposure to the Evergreen family of funds (including both open-end and closed-end funds) as of the Funds' fiscal year ended May 31, 2009. Total exposure equals the sum of (i) the portfolio manager's beneficial ownership in direct Evergreen fund holdings, plus (ii) the portfolio manager's Evergreen fund holdings through the Wells Fargo 401(k) plan, plus (iii) the portfolio manager's Wells Fargo deferred compensation plan exposure to Evergreen funds.

Portfolio Manager Fund Holdings
Portfolio Manager	Fund	Dollar Range of Holdings in Fund	Dollar Range of Holdings in Evergreen Family of Funds
William Zieff	Market Index Fund Market Index Growth Fund Market Index Value Fund	$0 $0 $0	$50,001 - $100,000

BROKERAGE

BROKERAGE COMMISSIONS

If the Fund invests in equity securities, it expects to buy and sell them through brokerage transactions for which commissions are payable. Purchases from underwriters include the underwriting commission or concession, and purchases from dealers serving as market makers include a dealer's mark-up or reflect a dealer's mark-down. Where transactions are made in the over-the-counter market, the Fund will deal with primary market makers unless more favorable prices are otherwise obtainable.

If the Fund invests in fixed income securities, it expects to buy and sell them directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund does not pay brokerage commissions for such purchases. When the Fund buys a security from an underwriter, the purchase price usually includes an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers similarly includes the dealer's mark-up or reflect a dealer's mark-down. When the Fund executes transactions in the over-the-counter market, it deals with primary market makers unless more favorable prices are otherwise obtainable.

BROKERAGE COMMISSIONS PAID

Below are the brokerage commissions paid for the last three fiscal years by each Fund to: (1) all brokers and; (2) Wells Fargo Advisors, LLC (formerly Wachovia Securities, LLC), an affiliate of Wells Fargo that places trades through its wholly owned subsidiary, First Clearing Corp.

Fund/Fiscal Year or Period	Total Paid to all Brokers	Total Paid to Wells Fargo Advisors, LLC
May 31, 2009
Market Index Fund	$2,901	$0
Market Index Growth Fund	$30,186	$0
Market Index Value Fund	$26,569	$0
May 31, 2008
Market Index Fund	$91,389	$0
Market Index Growth Fund	$123,024	$0
Market Index Value Fund	$49,245	$0
May 31, 2007
Market Index Fund	$14,007	$0
Market Index Growth Fund	$28,560	$0
Market Index Value Fund	$41,597	$0

BROKERAGE COMMISSIONS WITH RESEARCH FIRMS

During the fiscal year ended May 31, 2009, the Funds allocated the following amount of transactions, and related commissions, to broker-dealer firms that have been deemed by EIMC to provide research services ("Research Firms"). Wachovia Securities, LLC (together with its wholly-owned subsidiary, First Clearing LLC) is a Research Firm. The provision of research was not necessarily a factor in the placement of these transactions with such Research Firms.

Fund	Dollar Amount of Transactions with Research Firms	Commissions Paid on Transactions with Research Firms
Market Index Fund	$26,136,843	$2,901
Market Index Growth Fund	$301,293,750	$30,196
Market Index Value Fund	$302,366,490	$26,571

The following table lists the value of a Fund's holdings, if any, in the securities of its regular brokers or dealers (as defined under Rule 10b-1 of the 1940 Act), or their parent companies, as of the end of the Fund's most recent fiscal year.

Regular Broker Dealers
Fund	Regular Broker or Dealer	Value
Market Index Fund	Citigroup	$593,671
	Goldman Sachs Group, Inc.	$2,116,794
	Morgan Stanley	$1,078,422
	JPMorgan Chase & Co.	$4,041,067
	Bank of America Corp.	$2,512,962
Market Index Growth Fund	Goldman Sachs Group, Inc.	$782,268
Market Index Value Fund	Citigroup, Inc.	$1,933,756
	Bank of America Corp.	$6,813,008
	Goldman Sachs Group, Inc.	$6,206,535

SELECTION OF BROKERS

The advisor places orders for the purchase and sale of portfolio securities for a Fund's accounts with brokers or dealers selected by it in its discretion. When buying and selling portfolio securities, the advisor seeks the best execution for the Fund's orders, considering a number of factors including without limitation:

  ability to provide the best net financial result to the Fund;

  efficiency in handling trades;

  ability to trade large blocks of securities;

  reliability (e.g., lack of failed trades);

  readiness to handle possibly difficult trades;

  inventory of securities sought;

  historical and currently quoted commission rates;

  kind and quality of the execution services;

  financial strength and stability; and

   provision of "brokerage and research services" (as defined in the Securities Exchange Act of 1934, as amended (the "1934 Act")).

These factors are generally considered over multiple transactions covering extended periods of time and all of these factors are not always present or considered in the context of every transaction.

In reliance on the "safe harbor" provided by Section 28(e) of the 1934 Act, the advisor may cause the Fund to pay a broker-dealer that furnishes "brokerage and research services" (as defined in the 1934 Act) a higher commission for effecting securities transactions than what another broker-dealer would have charged for effecting that same transaction, provided that the advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the advisor to the accounts as to which it exercises investment discretion. The services received include such matters as economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities.

Research and brokerage services so received are in addition to, and not in lieu of, services required to be performed by the advisor and do not reduce the advisory fee payable by the Fund. To the extent that services of value are received by an advisor, the advisor may avoid expenses that might otherwise be incurred. It is possible that certain of the research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by an advisor. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions for such other account or investment company.

Wells Fargo Advisors, LLC, an affiliate of the Fund's investment advisor and a member of the New York and NYSE AMEX Stock Exchanges, may effect portfolio transactions for the Fund. Wells Fargo Advisors, LLC, is a majority-owned subsidiary of Wells Fargo, the advisor's parent.

Although the advisor may use a broker-dealer that sells Fund shares to effect transactions for the Fund's portfolios, when selecting a broker for portfolio trades, the advisor may not consider the amount of Fund shares a broker has sold.

SIMULTANEOUS TRANSACTIONS

The investment advisor makes investment decisions for the Fund independently of decisions made for its other clients. When a security is suitable for the investment goal of more than one client, it may be prudent for the investment advisor to engage in a simultaneous transaction, that is, buy or sell the same security for more than one client. The investment advisor strives for an equitable result in such transactions by using an allocation formula. Although such aggregation generally benefits clients, it may cause the price, brokerage costs, or the transaction generally to be less favorable to a particular client than if similar transactions were not aggregated or being executed concurrently for other accounts.

PORTFOLIO TURNOVER

The Funds generally do not take portfolio turnover into account in making investment decisions. Therefore, a Fund could experience a high rate of portfolio turnover in any given fiscal year. A Fund's portfolio turnover may vary significantly from one year to the next due to a number of factors, including portfolio management changes, a merger with another fund, and market events. A high rate of portfolio turnover may result in a greater brokerage and other transaction costs which are borne by the Fund and its shareholders. It may also result in a Fund realizing greater net short-term capital gains, distributions of which are taxable to shareholders as ordinary income except to shareholders holding Fund shares in retirement plans. Portfolio turnover rates can be found in the "Financial Highlights" section of the Fund's prospectus(es).

PRINCIPAL UNDERWRITER

EIS, located at 200 Berkeley Street, Boston, Massachusetts 02116-5034, is also the distributor/principal underwriter of the Funds and markets the Funds through broker-dealers and other financial representatives and receives payments pursuant to the Funds' 12b-1 plans as well as through the sales charges paid in respect of sales of Fund shares. EIS, a subsidiary of Wells Fargo, is an affiliate of each Fund and EIMC. The Trust has entered into a Principal Underwriting Agreement ("Underwriting Agreement") with EIS with respect to each class of the Fund.

EIS, as agent, has agreed to use its best efforts to find purchasers for the shares. EIS may retain and employ representatives to promote distribution of the shares and may obtain orders from broker-dealers, and others, acting as principals, for sales of shares to them. The Underwriting Agreement provides that EIS will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it.

All subscriptions and sales of shares by EIS are at the public offering price of the shares, which is determined in accordance with the provisions of the Trust's Declaration of Trust, By-Laws, current prospectuses and SAI. All orders are subject to acceptance by the Fund and the Fund reserves the right, in its sole discretion, to reject any order received. Under the Underwriting Agreement, the Fund is not liable to anyone for failure to accept any order.

EIS has agreed that it will, in all respects, duly conform with all state and federal laws applicable to the sale of the shares. EIS has also agreed that it will indemnify and hold harmless the Trust and each person who has been, is, or may be a Trustee or officer of the Trust against expenses reasonably incurred by any of them in connection with any claim, action, suit, or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of EIS or any other person for whose acts EIS is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Trust.

After an initial term of two years, the Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (i) by a vote of a majority of the Trust's Trustees who are not interested persons of the Fund, or interested persons of any party to the agreement and (ii) by vote of a majority of the Trust's Trustees, in each case.

The Underwriting Agreement may be terminated, without penalty, on not more than 60 days' written notice by the Board or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) subject to such agreement. The Underwriting Agreement will terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

From time to time, if, in EIS's judgment, it could benefit the sales of shares, EIS may provide to selected broker-dealers promotional materials and selling aids.

UNDERWRITING COMMISSIONS

The Funds paid no underwriting commissions for the last three fiscal years or periods.

RULE 12b-1 PLANS

In accordance with Rule 12b-1 of the 1940 Act, the Fund bears some of the costs of selling each class of its shares (other than Class I shares, if applicable) pursuant to a distribution plan adopted for each such class (each a "Plan," together the "Plans"). Under the terms of the Plans, with respect to each applicable class, the Fund may collect from Fund assets service and/or distribution fees (collectively referred to as "12b-1 fees") up to a maximum annual percentage of the average daily net assets attributable to the applicable class, as set forth in the table below. Please refer to the prospectus for information regarding the current 12b-1 fee being charged for a class, which may be an amount less than that shown below. The Trustees may, without shareholder approval, increase the 12b-1 fee charged to a class up to the maximum amount allowed under the relevant Plan.

Maximum 12b-1 Fees
Class	Maximum 12b-1 Fees Allowed Under the Plans
A	0.75%
B	1.00%
C	1.00%
S	0.75%
Administrative	0.75%
Institutional Service	0.75%
Investor	0.75%
Participant	0.75%
R	1.00%

Amounts collected under the Plans are used by the Fund to compensate EIS, the Fund's principal underwriter, pursuant to the Underwriting Agreement entered into between the Trust on behalf of the Fund and EIS with respect to each of its applicable share classes (for more information, see "Principal Underwriter" above). Amounts collected under the Plans are also paid, either directly or through EIS, to other entities, including EIMC and certain Wells Fargo affiliates. The 12b-1 fees are used for activities intended primarily to result in the sale of Fund shares, as well as for personal services provided to shareholders and the maintenance of shareholder accounts. For information regarding the percentage of the 12b-1 fee for each class that is used for shareholder services and account maintenance, please see "Service Fees Paid to Investment Firms" below.

The Fund may make payments under the Plans when shares of the Fund are not available for purchase.

Since EIS's compensation under the Underwriting Agreements is not directly tied to the expenses incurred by EIS, the compensation received by it from the amounts collected under the Plans during any fiscal year may be more or less than its actual expenses and may result in a profit to EIS.

Under the Plans, the Treasurer of the Trust reports the amounts expended under the Plans and the purposes for which such expenditures were made to the Trustees of the Trust for their review on a quarterly basis. Each Plan continues in effect for successive 12-month periods provided, however, that such continuance is specifically approved at least annually by a vote of the Trustees of the Trust and by a vote of the Independent Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan. All material amendments to any Plan must be approved by a vote of the Trustees of the Trust and by a vote of the Independent Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan cast in person at a meeting called for the purpose of voting on such approval and no Plan may be amended in order to increase materially the amount to be spent for distribution without the approval of a majority (as defined by the 1940 Act) of the outstanding voting securities of the class affected. A Plan may be terminated (i) by the Fund without penalty at any time on not more than sixty days written notice by a vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund, or by a vote of the Independent Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan, or (ii) by EIS. To terminate a Plan, the Fund need give no notice to EIS.

To the extent EIMC and EIS are compensated based on assets under management in the Evergreen funds, they may be considered to have an interest in the operation of the Plans.

EIMC may from time to time from its own funds or such other resources as may be permitted by SEC rules make payments for distribution services to EIS; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance. Please see "Additional Compensation to Financial Services Firms" in the prospectus for further information.

SERVICE FEES PAID TO INVESTMENT FIRMS

EIS will pay service fees to investment firms based on the average daily net asset value of Class A, Class B, Class C, Class S, Administrative, Investor, Participant, Institutional Service and Class R shares, as applicable, of a Fund which the investment firm has sold and which are issued and outstanding on the books of the Fund during each quarter, and which are registered in the names of customers for whom the investment firm is the dealer of record ("Eligible Shares").

The rate of such service fees of a Fund for Class A and Institutional Service shares (excluding Evergreen money market funds, Evergreen Short-Intermediate Municipal Bond Fund, and Evergreen Short Intermediate Bond Fund) will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

The rate of service fees of an Evergreen money market fund with Class A shares will be calculated quarterly at the rate of 0.075% per quarter of the average daily net asset value of such Eligible Shares (approximately 0.30% annually) during such quarter.

The rate of service fees of Evergreen Short-Intermediate Municipal Bond Fund, and Evergreen Short Intermediate Bond Fund for Class A shares will be calculated quarterly at the rate of 0.050% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.20% annually) during such quarter.

The rate of service fees of a Fund with Administrative Shares will be calculated quarterly at the rate of 0.0125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.05% annually) during such quarter.

The rate of service fees of a Fund with Investor Shares will be calculated quarterly at the rate of 0.025% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.10% annually) during such quarter.

The rate of service fees of a Fund with Participant and Class R Shares will be calculated quarterly at the rate of 0.125% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.50% annually) during such quarter.

The rate of service fees of a Fund with Class S Shares will be calculated quarterly at the rate of 0.15% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.60% annually) during such quarter.

The amount of any service fee that exceeds 0.25% is considered an "asset-based sales charge" and is subject to the appropriate maximum aggregate cap as specified in the rules of the Financial Industry Regulatory Authority ("FINRA").

The rate of such service fees of a Fund for Class B shares will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Eligible Shares (approximately 0.25% annually) during such quarter.

EIS will pay service fees to investment firms based on the average daily net asset value of Class C shares of the Fund they have sold, provided such shares have been on the books of the Fund for a minimum of 13 months from the date of purchase (plus any reinvested distributions attributable to such shares), which have been issued and outstanding on the books of such Fund during the respective quarter and which are registered in the names of customers for whom the investment firm is the dealer of record ("Class C Eligible Shares"). Such service fees will be calculated quarterly at the rate of 0.0625% per quarter of the average daily net asset value of all such Class C Eligible Shares (approximately 0.25% annually).

In any quarter in which total service fees earned by the investment firm on such Eligible Shares of all Funds are less than $50.00 in the aggregate, no service fees will be paid to the investment firm nor will such amounts be carried over for payment in a future quarter. Service fees will be paid within five business days after the end of the service commission period in the respective quarter. EIS will pay service fees only to the extent that such amounts have been paid to EIS by the Fund.

No service fees are paid on sales of any Class I shares (also referred to as Institutional shares) of the Fund.

OTHER SERVICE PROVIDERS

ADMINISTRATOR

EIMC, a subsidiary of Wells Fargo and an affiliate of each Fund, also serves as administrator to the Funds, subject to the supervision and control of the Board. Pursuant to a Master Administrative Services Agreement, EIMC provides the Funds with facilities, equipment and personnel and is entitled to receive from each Fund fees at the following annual rate:

Average Daily Net Assets of the Evergreen funds (excluding Money Market Funds)	Administrative Service Fee Rates
First $50 billion	0.100%
Next $25 billion	0.090%
Next $25 billion	0.080%
Next $25 billion	0.075%
On assets over $125 billion	0.050%

Below are the administrative fees paid by the Fund for the last three fiscal years. For periods prior to January 1, 2008, the administrative fees were paid to the Fund's predecessor administrator.

Administration Service Fees Paid
Fund/Fiscal Year or Period	Administrative Fees Paid
May 31, 2009
Market Index Fund	$253,541
Market Index Growth Fund	$512,018
Market Index Value Fund	$458,839
May 31, 2008
Market Index Fund	$466,535
Market Index Growth Fund	$845,623
Market Index Value Fund	$745,151
May 31, 2007
Market Index Fund	$470,687
Market Index Growth Fund	$806,670
Market Index Value Fund	$653,875

TRANSFER AGENT

Evergreen Service Company, LLC ("ESC"), P.O. Box 8400, Boston, Massachusetts 02266-8400, a subsidiary of Wells Fargo and an affiliate of the Fund and EIMC, is the Fund's transfer agent. ESC issues and redeems shares, pays dividends and performs other duties in connection with the maintenance of shareholder accounts. The Fund pays ESC annual fees as follows:

Fund Type	Annual Fee Per Open Account [1]	Annual Fee Per Closed Account [2]
Monthly Dividend Funds	$26.00	$9.00
Quarterly Dividend Funds	$21.50	$9.00
Semiannual Dividend Funds	$21.50	$9.00
Annual Dividend Funds	$21.50	$9.00
1	The Fund pays ESC this fee for all open accounts where shareholders of the Fund hold their accounts directly with the Fund. For accounts held in the name of a financial intermediary, ESC may pay the financial intermediary an amount intended to compensate the intermediary for certain shareholder services provided by it and related expenses ("sub-transfer agency fees"). The Fund reimburses ESC for all or a portion of that amount plus an additional amount equal to ten percent of the reimbursement as compensation to ESC for the operation of the reimbursement program.
2	The Fund pays ESC this fee for all closed accounts held directly with the Fund. Closed accounts are maintained on the system in order to facilitate historical tax information.

The table below shows the transfer agency fees paid by the Funds to ESC for the last three fiscal years. The amounts shown include transfer agency fees paid directly by the Funds to ESC for transfer agency services, including the maintenance of accounts (open and closed) held directly with the Funds, fees paid by the Funds to ESC and remitted to financial intermediaries (a portion of which was remitted to affiliates of EIMC and Wells Fargo) as reimbursement for sub-transfer agency services (the "reimbursement program"), and fees retained by ESC as compensation for the operation of the reimbursement program.

Transfer Agency Fees Paid
Fund/Fiscal Year or Period	Transfer Agency Fees Paid
May 31, 2009
Market Index Fund	$62
Market Index Growth Fund	$25
Market Index Value Fund	$218
May 31, 2008
Market Index Fund	$62
Market Index Growth Fund	$26
Market Index Value Fund	$220
May 31, 2007
Market Index Fund	$62
Market Index Growth Fund	$26
Market Index Value Fund	$219

SECURITIES LENDING AGENT

Wachovia Bank, N.A., a subsidiary of Wells Fargo and an affiliate of EIMC, through its securities lending division, Wachovia Global Securities Lending, acts as securities lending agent to certain of the Evergreen funds. A securities lending agent facilitates lending of a Fund's securities to brokers, dealers and other financial institutions to earn additional income for the Fund. Since Wachovia Bank, N.A. did not serve as securities lending agent to the Funds, it did not earn any fees during the fiscal year ended May 31, 2009.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, 99 High Street, Boston, Massachusetts 02110, audits the annual financial statements of each Evergreen fund.

CUSTODIAN

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, keeps custody of each Evergreen fund's securities and cash, and performs other related duties.

LEGAL COUNSEL

Ropes & Gray LLP, One International Place, Boston, Massachusetts, 02110-2624, serves as counsel to the Evergreen funds and the Independent Trustees of the Trust.

PURCHASE AND REDEMPTION OF SHARES

You may buy shares of a Fund through EIS, broker-dealers that have entered into special agreements with EIS or certain other financial institutions. With certain exceptions, a Fund may offer up to eight different classes of shares that differ primarily with respect to sales charges and distribution fees. Depending upon the class of shares, you will pay a front-end sales charge when you buy the Fund's shares, a contingent deferred sales charge ("CDSC") when you redeem the Fund's shares or no sales charges at all. Each Evergreen fund offers different classes of shares. Refer to the prospectus to determine which classes of shares are offered by each Fund.

CLASS C SHARES, CLASS I SHARES (ALSO REFERRED TO AS INSTITUTIONAL SHARES), CLASS R SHARES, CLASS S SHARES, ADMINISTRATIVE SHARES, CLASS IS SHARES (ALSO REFERRED TO AS INSTITUTIONAL SERVICE SHARES), INVESTOR SHARES AND PARTICIPANT SHARES

The Fund's prospectus describes, if applicable, the sales charges applicable to purchases of Class C shares, Class I shares (also referred to as Institutional shares), Class R shares, Class S shares, Administrative shares, Class IS shares (also referred to as Institutional Service shares), Investor shares and Participant shares.

REDEMPTION-IN-KIND

The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's NAV (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the Fund's NAV at the beginning of the period.

AUTOMATIC REINVESTMENT

A shareholder may elect to receive dividends and capital gains distributions in cash instead of shares. When a distribution or redemption check is returned by the post office as undeliverable or is not cashed within 180 days, whichever event occurs first, the proceeds may be reinvested in additional shares in the originating account at the then-current NAV, and any future distributions will be automatically reinvested. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

PRICING OF SHARES

CALCULATION OF NET ASSET VALUE (NAV)

The Fund calculates its NAV once daily on Monday through Friday, as described in the prospectus. The Fund will not compute its NAV on the days the New York Stock Exchange is closed. Evergreen reserves the right to adjust the time the Fund calculates its NAV to coincide with an earlier closing of the New York Stock Exchange or due to other unusual circumstances.

The NAV of the Fund is calculated by dividing the value of the Fund's net assets attributable to that class by all of the shares issued for that class.

VALUATION OF PORTFOLIO SECURITIES

Current values for the Fund's portfolio securities are determined as follows:

  Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

  Securities traded on an established securities exchange or in the over-the-counter market for which there has been no sale and other securities traded in the over-the-counter market are valued at the mean of the bid and asked prices at the time of valuation.

  Portfolio debt securities acquired with more than 60 days to maturity for which market prices are unavailable will be valued by an independent pricing service or other service by using matrix pricing or other methods that typically take into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers who use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

  Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. In such instances, the value of foreign securities may be adjusted.

  Short-term investments maturing in 60 days or less from acquisition date are valued at amortized cost, which approximates market value.

  Securities and other assets for which market quotations are not readily available or are, in the opinion of the investment advisor, unreliable, will be valued at prices deemed in good faith to be fair under procedures established by the Board.

  Investments in other mutual funds are valued at such funds' net asset value.

  The Evergreen money market funds, as permitted under Rule 2a-7 of the 1940 Act, generally value their securities at amortized cost.

TAX INFORMATION

REQUIREMENTS FOR QUALIFICATION AS A REGULATED INVESTMENT COMPANY

The Fund intends to qualify for and elect the tax treatment applicable to a regulated investment company ("RIC") under Subchapter M of the Code. (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.) In order to qualify for treatment as a RIC, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or foreign currencies, and net income from certain publicly traded partnerships; (ii) diversify its holdings so that, at the end of each quarter of its taxable year, (a) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other RICs), the securities of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or in the securities of one or more publicly traded partnerships; and (iii) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year. By so qualifying, the Fund is not subject to federal income tax on its investment company taxable income (computed without regard to the dividends-paid deduction) and any net realized capital gains that it timely distributes to shareholders. A 4% nondeductible excise tax will be imposed on the Fund to the extent it does not meet certain distribution requirements with respect to each calendar year and with respect to each one-year period ending on October 31st. The Fund anticipates meeting such distribution requirements.

If the Fund were to fail to qualify for the special tax treatment accorded to RICs in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

TAXES ON DISTRIBUTIONS

Unless the Fund is a municipal bond or municipal money market fund, distributions will be taxable to shareholders whether reinvested in additional shares or paid out in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share of the Fund on the reinvestment date.

To calculate ordinary income for federal income tax purposes, shareholders must generally include dividends paid by the Fund from its investment company taxable income (net taxable investment income plus net realized short-term capital gains, if any). The Fund will include dividends it receives from domestic corporations when the Fund calculates its gross investment income. Unless the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, it anticipates that all or a portion of the ordinary dividends which it pays will qualify for the 70% dividends-received deduction for corporations and the current 15% rate of tax for individuals (i.e., subject to tax under Part 1 of Subchapter A of the Code) who have met the relevant holding period requirements discussed below. The Fund will inform shareholders of the amounts that so qualify. Generally, if the Fund is a corporate, U.S. Treasury, U.S. Government or municipal bond fund or a money market fund, none of its income will consist of corporate dividends; therefore, none of its distributions will qualify for the 70% dividends-received deduction for corporations or the 15% rate of tax for other individuals.

For taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed at rates applicable to long-term capital gains, which in the case of individuals has been temporarily reduced to no higher than 15%. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011. In order for dividends received by a Fund shareholder to be "qualified dividend income," the Fund must meet holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. Note that dividends received by the Fund from a real estate investment trust (a "REIT") generally will not constitute qualified dividend income. Additionally, the portion of any Fund distributions that represents (i) income received by the Fund in lieu of dividends with respect to securities on loan pursuant to securities lending transactions or (ii) dividend income received by the Fund on securities it temporarily purchased from counterparties pursuant to certain repurchase agreements will not constitute qualified dividend income or be eligible for the dividends-received deduction.

From time to time, the Fund will distribute the excess of its net long-term capital gains over its short-term capital loss to shareholders (i.e., capital gain dividends). For federal tax purposes, shareholders must include such capital gain dividends when calculating their net long-term capital gains. Capital gain dividends are taxable as net long-term capital gains to a shareholder, no matter how long the shareholder has held the shares. The Fund's transactions in options, futures contracts, hedging transactions, forward contracts, swap agreements, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Some of the debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by the Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in taxable income (and is required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. As a result, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Note that a portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends received deduction.  In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends received deduction to the extent attributable to the deemed dividend portion of such OID.  Also note that investments in debt obligations that are at risk of or in default present special tax issues for the Fund.  These and other related issues will be addressed by the Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Distributions by the Fund reduce its NAV. A distribution that reduces the Fund's NAV below a shareholder's cost basis is taxable as described above, although from an investment standpoint, it is a return of capital. In particular, if a shareholder buys Fund shares just before the Fund makes a distribution, when the Fund makes the distribution the shareholder will receive what is in effect a return of capital. Nevertheless, the shareholder may incur taxes on the distribution. Therefore, shareholders should carefully consider the tax consequences of buying Fund shares just before a distribution.

All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Each shareholder should consult a tax advisor to determine the state and local tax implications of Fund distributions.

A Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits ("REMICs") (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools ("TMPs").  Under a notice issued by the IRS in the Fall of 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund's income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an "excess inclusion") will be subject to U.S. federal income tax in all events.  This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly.  In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income ("UBTI") to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.

To the extent the Fund invests in foreign securities, investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source, in which case the investment returns would be reduced. The U.S. has entered into tax treaties with many foreign countries, which entitles a Fund to a reduced rate of tax or exemption from tax on most investment income, typically capital gains, dividends and interest.

If more than 50% of the value of the Fund's total assets at the end of the taxable year consists of securities of foreign corporations and the Fund elects to make foreign tax credits available to its shareholders, a shareholder will be required to include in his gross income both cash dividends and the amount the Fund advises him is his pro rata portion of income taxes withheld by foreign governments from interest and dividends paid on the Fund's investments. Foreign securities held indirectly through an underlying fund do not contribute to this 50% threshold. The Fund intends to make such an election to the extent that it meets the 50% threshold and its foreign taxes exceed $0.01 per share. If such election is made, the shareholder may be entitled, however, to take the amount of such foreign taxes withheld as a credit against his U.S. income tax, or to treat the foreign tax withheld as an itemized deduction from his gross income, if that would be to his advantage. In substance, this policy enables the shareholder to benefit from the same foreign tax credit or deduction that he would have received if he had been the individual owner of foreign securities and had paid foreign income tax on the income therefrom. As in the case of individuals receiving income directly from foreign sources, the credit or deduction is subject to a number of limitations.

Shareholders in Funds that may invest an amount less than or equal to 50% of the value of its assets in foreign securities will not be entitled to a credit or deduction with respect to foreign taxes on the investment income received by such Funds. This will decrease the Fund's yield on securities subject to such taxes.

The Fund's transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This may cause a difference between the Fund's book income and its taxable income. If the Fund's book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax exempt income); (ii) thereafter, as a return of capital to the extent of the recipient's basis in its shares; and (iii) thereafter, as a gain from the sale or exchange of a capital asset. If the Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment.

CAPITAL LOSS CARRYFORWARDS

If a Fund has an ownership change of more than 50% over a three year testing period (including as a result of a merger or reorganization with another fund), its capital loss carryforwards (if any), its unrealized losses (if any), or any such losses of other funds participating in the merger or reorganization, may be subject to limitations that could restrict the utilization of such losses. The Fund has engaged in reorganizations in the past and/or may engage in reorganizations in the future.

SPECIAL TAX INFORMATION FOR SHAREHOLDERS OF MUNICIPAL BOND OR MUNICIPAL MONEY MARKET FUNDS

The Fund expects that substantially all of its dividends will be "exempt interest dividends," which should be treated as excludable from federal gross income. In order to pay exempt interest dividends, at least 50% of the value of the Fund's assets must consist of federally tax-exempt obligations at the close of each quarter. An exempt interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by the Fund with respect to its net federally excludable municipal obligation interest and designated as an exempt interest dividend in a written notice mailed to each shareholder not later than 60 days after the close of its taxable year. The percentage of the total dividends paid by the Fund with respect to any taxable year that qualifies as exempt interest dividends will be the same for all shareholders of the Fund receiving dividends with respect to such year. If a shareholder receives an exempt interest dividend with respect to any share and such share has been held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the exempt interest dividend amount.

Any shareholder of the Fund who may be a "substantial user" (as defined by the Code) of a facility financed with an issue of tax-exempt obligations or a "related person" to such a user should consult his tax advisor concerning his qualification to receive exempt interest dividends should the Fund hold obligations financing such facility.

Under regulations to be promulgated, to the extent attributable to interest paid on certain private activity bonds, the Fund's exempt interest dividends, while otherwise tax-exempt, will be treated as a tax preference item for alternative minimum tax purposes. Corporate shareholders should also be aware that the receipt of exempt interest dividends could subject them to alternative minimum tax under the provisions of Section 56(g) of the Code (relating to "adjusted current earnings").

Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund will not be deductible for federal income tax purposes to the extent of the portion of the interest expense relating to exempt interest dividends. Such portion is determined by multiplying the total amount of interest paid or accrued on the indebtedness by a fraction, the numerator of which is the exempt interest dividends received by a shareholder in his taxable year and the denominator of which is the sum of the exempt interest dividends and the taxable distributions out of the Fund's investment income excluding long-term capital gains received by the shareholder.

TAXES ON THE SALE OR EXCHANGE OF FUND SHARES

Upon a sale or exchange of Fund shares, a shareholder will realize a taxable gain or loss depending on his or her basis in the shares. A shareholder must treat such gains or losses as a capital gain or loss if the shareholder held the shares as capital assets. Currently, capital gain on assets held for more than 12 months is generally subject to a temporarily reduced federal income tax rate of no higher than 15% for an individual. Generally, the Code will not allow a shareholder to realize a loss on shares he or she has sold or exchanged and replaced within a 61-day period beginning 30 days before and ending 30 days after he or she sold or exchanged the shares. The Code will not allow a shareholder to realize a loss on the sale of Fund shares held by the shareholder for six months or less to the extent the shareholder received exempt interest dividends on such shares. Moreover, the Code will treat a shareholder's loss on shares held for six months or less as a long-term capital loss to the extent the shareholder received distributions of net capital gains on such shares.

OTHER TAX CONSIDERATIONS

Shareholders who fail to furnish their taxpayer identification numbers to the Fund and to certify as to its correctness and certain other shareholders may be subject to a federal income tax backup withholding requirement at the rate of 28% (this rate expires at the end of 2010 and the back-up withholding rate will then be 31%) on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund. If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether paid out in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. This rule may also apply to distributions that are properly designated as exempt-interest dividends. Investors may wish to consult their own tax advisors about the applicability of the backup withholding provisions.

The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons). Shareholders are encouraged to consult their own tax advisors regarding specific questions relating to federal, state and local tax consequences of investing in shares of the Fund. Each shareholder who is not a U.S. person should consult his or her tax advisor regarding the U.S. and foreign tax consequences of ownership of shares of the Fund. The Fund will withhold a tax at a rate of 30% (or lower under a tax treaty) on all ordinary dividend distributions to non-U.S. persons. The withholding obligation generally does not apply to properly designated dividends derived from certain interest income of the Fund or from short-term capital gains of the Fund which are paid with respect to Fund years beginning before January 1, 2010. It is currently unclear whether Congress will extend the exemptions from withholding for tax years beginning on or after January 1, 2010. Depending on the circumstances, the Fund may make such designations with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign person will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund makes a designation with respect to a payment. Foreign persons should contact their intermediaries with respect to the application of these rules to their accounts.

Appendix A

The Fund's Board of Trustees has approved the following Proxy Voting Policy and Procedures on behalf of the Fund. These policies and procedures are that of the investment advisor. The Fund's Proxy Voting Records indicating how each Evergreen fund voted proxies relating to portfolio securities during the twelve-month period ended June 30 of each year may be obtained, without charge, by visiting our Web site at EvergreenInvestments.com or the SEC's website at http://www.sec.gov.

Evergreen Investment Management Company, LLC
 Proxy Voting Policy and Procedures

February 1, 2009

Statement of Principles
 Evergreen Investment Management Company LLC (Evergreen) recognizes it has a fiduciary duty to vote proxies on behalf of clients who have delegated such responsibility to Evergreen, and that in all cases proxies should be voted in a manner reasonably believed to be in the clients' best interest.

Proxy Committee
 Evergreen has established a proxy committee (Committee) which is a sub-committee of Evergreen's Investment Policy Committee. The Committee is responsible for approving Evergreen's proxy voting policies, procedures and guidelines, for overseeing the proxy voting process, and for reviewing proxy voting on a regular basis. The Committee will meet quarterly to review reports of all proxies voted for the prior period and to conduct other business as required.

Share Blocking
 Evergreen does not vote global proxies, with share blocking restrictions, requiring shares to be prohibited from sale.

Conflicts of Interest
 Evergreen recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where Evergreen or one or more of its affiliates has a client or customer relationship with the issuer of the security that is the subject of the proxy vote.

In most cases, structural and informational barriers within Evergreen and Wells Fargo Company will prevent Evergreen from becoming aware of the relationship giving rise to the potential conflict of interest. In such circumstances, Evergreen will vote the proxy according to its standard guidelines and procedures described above.

If persons involved in proxy voting on behalf of Evergreen become aware of a potential conflict of interest, the Committee shall consult with Evergreen's Legal Department and consider whether to implement special procedures with respect to the voting of that proxy, including whether an independent third party should be retained to vote the proxy.

Concise Domestic Proxy Voting Guidelines
 The following is a concise summary of the Evergreen Investments Management Company LLC proxy voting policy guidelines for 2009.

1. Auditors
 Ratifying Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

  An auditor has a financial interest in or association with the company, and is therefore not independent;

  There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;

  Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

  Fees for non-audit services are excessive.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

  The tenure of the audit firm;

  The length of rotation specified in the proposal;

  Any significant audit-related issues at the company;

  The number of audit committee meetings held each year;

  The number of financial experts serving on the committee; and

  Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

2. Board of Directors
 Voting on Director Nominees in Uncontested Elections

Vote AGAINST or WITHHOLD from individual directors who:

  Attend less than 75 percent of the board and committee meetings without a valid excuse;

  Sit on more than six public company boards;

  Are CEOs of public companies who sit on the boards of more than two public companies besides their own–withhold only at their outside boards.

Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

  The company's proxy indicates that not all directors attended 75 percent of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;

  The company's poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;

  The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

  The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

  The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

  The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

  At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

  The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election–any or all appropriate nominees (except new) may be held accountable.

  The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company's four-digit GICS industry group (Russell 3000 companies only).

Vote AGAINST or WITHHOLD from inside directors and affiliated outside directors when:

  The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

  The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

  The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

  The full board is less than majority independent.

Vote AGAINST or WITHHOLD from the members of the audit committee if:

  The non-audit fees paid to the auditor are excessive;

  The company receives an adverse opinion on the company's financial statements from its auditor; or

  There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-by-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are indentified, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures.

Examine the severity, breadth, chronological sequence and duration, as well as the company's efforts at remediation or corrective actions in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

Vote AGAINST or WITHHOLD from the members of the compensation committee if:

  There is a negative correlation between the chief executive's pay and company performance;

  The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

  The company fails to submit one-time transfers of stock options to a shareholder vote;

  The company fails to fulfill the terms of a burn-rate commitment made to shareholders;

  The company has backdated options;

  The company has poor compensation practices (see "Poor Pay Practices" policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Independent Chair (Separate Chair/CEO)
 Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director, unless the company satisfies all of the following criteria:

  Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:

    Presiding at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

    Serving as liaison between the chairman and the independent directors,

    Approving information sent to the board,

    Approving meeting agendas for the board,

    Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,

    Having the authority to call meetings of the independent directors,

    If requested by major shareholders, ensuring that he is available for consultation and direct communication;

  Two-thirds independent board;

  All-independent key committees;

  Established governance guidelines;

  A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company's four-digit GICS industry group within the Russell 3000 only), unless there has been a change in the Chairman/CEO position within that time;

  The company does not have any problematic governance issues. The company does not have any problematic governance or management issues, examples of which include, but are not limited to:

    Egregious compensation practices;

    Multiple related-party transactions or other issues putting director independence at risk;

    Corporate and/or management scandals;

    Excessive problematic corporate governance provisions; or

    Flagrant board or management actions with potential or realized negative impact on shareholders.

Majority Vote Shareholder Proposals
 Generally vote FOR precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats. Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Performance/Governance Evaluation for Directors
 Vote WITHHOLD/AGAINST on all director nominees if the board lacks accountability and oversight, coupled with sustained poor performance relative to peers, measured by one- and three-year total shareholder returns in the bottom half of a company's four-digit GICS industry group (Russell 3000 companies only).

Evaluate board accountability and oversight at companies that demonstrate sustained poor performance. Problematic provisions include but are not limited to:

  a classified board structure;

  a supermajority vote requirement;

  majority vote standard for director elections with no carve out for contested elections;

  the inability of shareholders to call special meetings;

  the inability of shareholders to act by written consent;

  a dual-class structure; and/or

  a non-shareholder approved poison pill.

If a company exhibits sustained poor performance coupled with a lack of board accountability and oversight, also take into consideration the company's five-year total shareholder return and five-year operational metrics in the evaluation.

3. Proxy Contests
 Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

  Long-term financial performance of the target company relative to its industry;

  Management's track record;

  Background to the proxy contest;

  Qualifications of director nominees (both slates);

  Strategic plan of dissident slate and quality of critique against management;

  Likelihood that the proposed goals and objectives can be achieved (both slates);

  Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

  The election of fewer than 50 percent of the directors to be elected is contested in the election;

  One or more of the dissident's candidates is elected;

  Shareholders are not permitted to cumulate their votes for directors; and

  The election occurred, and the expenses were incurred, after the adoption of this bylaw.

4. Antitakeover Defenses and Voting Related Issues
 Advance Notice Requirements for Shareholder Proposals/Nominations

Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

To be reasonable, the company's deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent's economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposal.

Poison Pills
 Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

  Shareholders have approved the adoption of the plan; or

  The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

  No lower than a 20 percent trigger, flip-in or flip-over;

  A term of no more than three years;

  No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

  Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company's existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

For management proposals to adopt a poison pill for the stated purpose of preserving a company's net operating losses ("NOL pills"), the following factors should be considered:

  the trigger (NOL pills generally have a trigger slightly below 5%);

  the value of the NOLs;

  the term;

  shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and

  other factors that may be applicable.

In addition, vote WITHHOLD/AGAINST the entire board of directors, (except new nominees, who should be considered on a CASE-by-CASE basis) if the board adopts or renews a poison pill without shareholder approval, does not commit to putting it to a shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.

5. Mergers and Corporate Restructurings
 For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

  Valuation – Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

  Market reaction – How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

  Strategic rationale – Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

  Negotiations and process – Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

  Conflicts of interest – Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger.

  Governance – Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6. State of Incorporation
 Reincorporation Proposals

Evaluate management or shareholder proposals to change a company's state of incorporation on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns including the following:

  Reasons for reincorporation;

  Comparison of company's governance practices and provisions prior to and following the reincorporation; and

  Comparison of corporation laws of original state and destination state

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7. Capital Structure
 Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

  Specific reasons/ rationale for the proposed increase;

  The dilutive impact of the request as determined through an allowable cap generated by a quantitative model;

  The board's governance structure and practices; and

  Risks to shareholders of not approving the request.

Vote FOR proposals to approve increases beyond the allowable cap when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Preferred Stock

Vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

  Specific reasons/ rationale for the proposed increase;

  The dilutive impact of the request as determined through an allowable cap generated by a quantitative model;

  The board's governance structure and practices; and

  Risks to shareholders of not approving the request.

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

8. Executive and Director Compensation
 Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

  The total cost of the company's equity plans is unreasonable;

  The plan expressly permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval;

  The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company's performance where over 50 percent of the year-over-year increase is attributed to equity awards;

  The company's three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group;

  The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

  The plan is a vehicle for poor pay practices.

Poor Pay Practices

Vote AGAINST or WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

The following practices, while not exhaustive, are examples of poor compensation practices that may warrant withhold vote recommendations:

  Egregious employment contracts - Contracts containing multi-year guarantees for salary increases, bonuses and equity compensation;

  Excessive perks/tax reimbursements:

    Overly generous perquisites, which may include, but are not limited to the following: personal use of corporate aircraft, personal security system maintenance and/or installation, car allowances;

    Reimbursement of income taxes on executive perquisites or other payments;

    Perquisites for former executives, such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;

Abnormally large bonus payouts without justifiable performance linkage or proper disclosure - Performance metrics that are changed, canceled or replaced during the performance period without adequate explanation of the action and the link to performance;

  Egregious pension/SERP (supplemental executive retirement plan) payouts:

    Inclusion of additional years of service not worked that result in significant payouts;

    Inclusion of performance-based equity awards in the pension calculation;

  New CEO with overly generous new hire package:

    Excessive "make whole" provisions;

    Any of the poor pay practices listed in this policy;

  Excessive severance and/or change in control provisions:

    Inclusion of excessive change in control or severance payments, especially those with a multiple in excess of 3X cash pay;

    Payments upon an executive's termination in connection with performance failure;

    Change in control payouts without loss of job or substantial diminution of job duties (single-triggered);

    New or materially amended employment or severance agreements that provide for modified single triggers, under which an executive may voluntarily leave for any reason and still receive the change-in-control severance package;

    Liberal change in control definition in individual contracts or equity plans which could result in payments to executives without an actual change in control occurring;

    New or materially amended employment or severance agreements that provide for an excise tax gross-up. Modified gross-ups would be treated in the same manner as full gross-ups;

    Perquisites for former executives such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;

  Dividends or dividend equivalents paid on unvested performance shares or units;

  Poor disclosure practices:

    Unclear explanation of how the CEO is involved in the pay setting process;

    Retrospective performance targets and methodology not discussed;

    Methodology for benchmarking practices and/or peer group not disclosed and explained;

  Internal Pay Disparity:

    Excessive differential between CEO total pay and that of next highest paid named executive officer (NEO);

  Options backdating;

  Other excessive compensation payouts or poor pay practices at the company.

Other Compensation Proposals and Policies
 Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the plan if:Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. Vote AGAINST these resolutions in cases where boards have failed to demonstrate good stewardship of investors' interests regarding executive compensation practices.

For U.S. companies, consider the following factors in the context of each company's specific circumstances and the board's disclosed rationale for its practices:

  Relative Considerations:

    Assessment of performance metrics relative to business strategy, as discussed and explained in the CDA;

    Evaluation of peer groups used to set target pay or award opportunities;

    Alignment of company performance and executive pay trends over time (e.g., performance down: pay down);

    Assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs).

  Design Considerations:

    Balance of fixed versus performance-driven pay;

    Assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates.

  Communication Considerations:

    Evaluation of information and board rationale provided in CDA about how compensation is determined (e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals);

    Assessment of board's responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority-supported shareholder proposals on executive pay topics).

Employee Stock Purchase Plans — Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR plans with:

  Broad-based participation (i.e., all employees with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

  Limits on employee contribution (a fixed dollar amount or a percentage of base salary);

  Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;

  No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.

Option Exchange Programs/Repricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, considering:

  Historic trading patterns--the stock price should not be so volatile that the options are likely to be back "in-the-money" over the near term;

  Rationale for the re-pricing--was the stock price decline beyond management's control?

  Is this a value-for-value exchange?

  Are surrendered stock options added back to the plan reserve?

  Option vesting--does the new option vest immediately or is there a black-out period?

  Term of the option—the term should remain the same as that of the replaced option;

  Exercise price—should be set at fair market or a premium to market;

  Participants—executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's three-year average burn rate. In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company's stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Shareholder Proposals on Compensation
 Advisory Vote on Executive Compensation (Say-on-Pay)
 Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the named executive officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Golden Coffins/Executive Death Benefits
 Generally vote FOR proposals calling on companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

Share Buyback Holding Periods
 Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Stock Ownership or Holding Period Guidelines
 Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While RMG favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

  Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

    Rigorous stock ownership guidelines, or

    A holding period requirement coupled with a significant long-term ownership requirement, or

    A meaningful retention ratio,

  Actual officer stock ownership and the degree to which it meets or exceeds the proponent's suggested holding period/retention ratio or the company's own stock ownership or retention requirements.

  Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

Tax Gross-Up Proposals
 Generally vote FOR proposals asking companies to adopt a policy of not providing tax gross-up payments to executives, except where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

9. Corporate Social Responsibility (CSR) Issues
 Overall Approach

When evaluating social and environmental shareholder proposals, the following factors are considered:

  Whether adoption of the proposal is likely to enhance or protect shareholder value;

  Whether the information requested concerns business issues that relate to a meaningful percentage of the company's business as measured by sales, assets, and earnings;

  The degree to which the company's stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

  Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;

  Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

  Whether the company's analysis and voting recommendation to shareholders are persuasive;

  What other companies have done in response to the issue addressed in the proposal;

  Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

  Whether implementation of the proposal's request would achieve the proposal's objectives;

  Whether the subject of the proposal is best left to the discretion of the board;

  Whether the requested information is available to shareholders either from the company or from a publicly available source; and

  Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Genetically Modified Ingredients
 Generally vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients. The cost of labeling and/or phasing out the use of GE ingredients may not be commensurate with the benefits to shareholders and is an issue better left to regulators.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

  The company's business and the proportion of it affected by the resolution;

  The quality of the company's disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

  Company's current disclosure on the feasibility of GE product labeling, including information on the related costs.

Generally vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to regulators) that may outweigh the economic benefits derived from biotechnology.

Pharmaceutical Pricing, Access to Medicines, and Product Reimportation
 Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company report on their product pricing policies or their access to medicine policies, considering:

  The nature of the company's business and the potential for reputational and market risk exposure;

  The existing disclosure of relevant policies;

  Deviation from established industry norms;

  The company's existing, relevant initiatives to provide research and/or products to disadvantaged consumers;

  Whether the proposal focuses on specific products or geographic regions; and

  The potential cost and scope of the requested report.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits
 Generally vote FOR proposals seeking to amend a company's EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Climate Change
 Generally vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company's operations and investments considering whether:

  The company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

  The company's level of disclosure is at least comparable to that of industry peers; and

  There are no significant, controversies, fines, penalties, or litigation associated with the company's environmental performance.

Lobbying Expenditures/Initiatives
 Vote CASE-BY-CASE on proposals requesting information on a company's lobbying initiatives, considering:

  Significant controversies, fines, or litigation surrounding a company's public policy activities,

  The company's current level of disclosure on lobbying strategy, and

  The impact that the policy issue may have on the company's business operations.

Political Contributions and Trade Association Spending
 Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

  There are no recent, significant controversies, fines or litigation regarding the company's political contributions or trade association spending; and

  The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions and trade association spending, considering:

  Recent significant controversy or litigation related to the company's political contributions or governmental affairs; and

  The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Labor and Human Rights Standards
 Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

  The degree to which existing relevant policies and practices are disclosed;

  Whether or not existing relevant policies are consistent with internationally recognized standards;

  Whether company facilities and those of its suppliers are monitored and how;

  Company participation in fair labor organizations or other internationally recognized human rights initiatives;

  Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

  Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

  The scope of the request; and

  Deviation from industry sector peer company standards and practices.

Sustainability Reporting
 Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

  The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

  The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Concise Global Proxy Voting Guidelines

Following is a concise summary of general policies for voting global proxies. In addition, country- and market-specific policies, which are not captured below.

Financial Results/Director and Auditor Reports
 Vote FOR approval of financial statements and director and auditor reports, unless:

  there are concerns about the accounts presented or audit procedures used; or

  the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation
 Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

  there are serious concerns about the accounts presented or the audit procedures used;

  the auditors are being changed without explanation; or

  nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Internal Statutory Auditors
 Vote FOR the appointment or reelection of statutory auditors, unless:

  there are serious concerns about the statutory reports presented or the audit procedures used;

  questions exist concerning any of the statutory auditors being appointed; or

  the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income
 Vote FOR approval of the allocation of income, unless:

  the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

  the payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative
 Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association
 Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term
 Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership
 Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements
 Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business
 Vote AGAINST other business when it appears as a voting item.

Director Elections
 Vote FOR management nominees in the election of directors, unless:

  Adequate disclosure has not been met in a timely fashion;

  There are clear concerns over questionable finances or restatements;

  There have been questionable transactions with conflicts of interest;

  There are any records of abuses against minority shareholder interests; and

  The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote on a CASE-BY-CASE basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Director Compensation
 Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

Discharge of Directors
 Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:

  A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

  Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

  Other egregious governance issues where shareholders will bring legal action against the company or its directors.

For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

Board Structure
 Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Share Issuance Requests
 General Issuances
 Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances
 Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital
 Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

  the specific purpose of the increase (such as a share-based acquisition or merger) does not meet established guidelines for the purpose being proposed; or

  the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital
 Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures
 Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

Preferred Stock
 Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets established guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests
 Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets established guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt
 Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers
 Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans
 Generally vote FOR share repurchase programs/market repurchase authorities, provided that the proposal meets the following parameters:

  Maximum volume: 10 percent for market repurchase within any single authority and 10 percent of outstanding shares to be kept in treasury ("on the shelf");

  Duration does not exceed 18 months.

For markets that either generally do not specify the maximum duration of the authority or seek a duration beyond 18 months that is allowable under market specific legislation, we will assess the company's historic practice. If there is evidence that a company has sought shareholder approval for the authority to repurchase shares on an annual basis, we will support the proposed authority.

In addition, vote AGAINST any proposal where:

  The repurchase can be used for takeover defenses;

  There is clear evidence of abuse;

  There is no safeguard against selective buybacks;

  Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

We may support share repurchase plans in excess of 10 percent volume under exceptional circumstances, such as one-off company specific events (e.g. capital re-structuring). Such proposals will be assessed case-by-case based on merits, which should be clearly disclosed in the annual report, provided that following conditions are met:

  The overall balance of the proposed plan seems to be clearly in shareholders' interests;

  The plan still respects the 10 percent maximum of shares to be kept in treasury.

Reissuance of Shares Repurchased
 Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase In Par Value
 Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Reorganizations/Restructurings
 Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions
 Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:

For every MA analysis, we review publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, we place emphasis on the offer premium, market reaction, and strategic rationale.

  Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause more scrutiny.

  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? We will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers
 Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals
 Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities
 Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions
 Vote related-party transactions on a CASE-BY-CASE basis.

Compensation Plans
 Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms
 Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals
 Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

Appendix B

Corporate and Municipal Bond Ratings

This Appendix generally describes the ratings applied to corporate and municipal bonds (as applicable) by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's ("S&P"), and Fitch Investors Service, Inc. ("Fitch").

Rating systems are similar among the different services. As an example, the chart below compares basic ratings for long-term bonds. The "Credit Quality" terms in the chart are for quick reference only. Following the chart are the specific definitions each service provides for its ratings.

Comparison of Long-Term Bond Ratings
Credit Quality	MOODY'S	S&P	FITCH
Excellent Quality (lowest risk)[1]	Aaa	AAA	AAA
Almost Excellent Quality (very low risk)[1]	Aa	AA	AA
Good Quality (low risk)[1]	A	A	A
Satisfactory Quality (some risk)[1]	Bbb	BBB	BBB
Questionable Quality (definite risk)[2]	Bb	BB	BB
Low Quality(high risk)[2]	B	B	B
In or Near Default[2]	Caa/Ca/C	CCC/CC/C	CCC/CC/C
In Default[2]		D	DDD/DD/D
1	Considered investment grade.
2	Considered below investment grade.

Corporate Long-Term Ratings

Moody's Corporate Long-Term Bond Ratings

Aaa Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

Aa Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

A Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

Baa Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

B Obligations rated "B" are considered speculative and are subject to high credit risk.

Caa Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

Ca Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to Caa.  The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range raking and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

S&P  Corporate Long-Term Bond Ratings

AAA  An obligation rated AAA has the highest rating assigned by S&P.  The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA  An obligation rated AA differs from the highest-rated obligations only to a small degree.  The obligor's capacity to meet its financial commitment on the obligation is very strong.

A   An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB  An obligation rated BBB exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC and C: As described below, obligations rated  BB, B, CCC, CC, and C are regarded as having significant speculative characteristics.  BB indicates the least degree of speculation and C the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB  An obligation rated BB is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B  An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet it financial commitment on the obligation.

CCC  An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC  An obligation rated CC is currently highly vulnerable to nonpayment.

C A "C" rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the "C" rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to "D" upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard Poor's does not rate a particular obligation as a matter of policy.

Fitch Corporate Long-Term Bond Ratings

Investment Grade

AAA Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. AA ratings denote expectation of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. A ratings denote a lower expectation of credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. BBB ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.

Speculative Grade

BB Speculative. BB ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. B ratings indicate that material credit risk is present.

CCC Substantial credit risk. "CCC" ratings indicate that substantial credit risk is present.

CC Very high levels of credit risk. "CC" ratings indicate very high levels of credit risk.

C Exceptionally high levels of credit risk. "C" indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned "D" ratings, but are instead rated in the "B" to "C" rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The Modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" rating category or to ratings categories below "B."

CORPORATE SHORT-TERM RATINGS

Moody's Corporate Short-Term Issuer Ratings

P-1  Issuers rated Prime-1 (or supporting institutions) have a superior ability to repay short-term debt obligations.

P-2  Issuers rated Prime-2 (or supporting institutions) have a strong ability to repay short-term debt obligations.

P-3  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability to repay short-term obligations.

NP Issuers rated Not Prime (or supporting institutions) do not fall within any of the Prime rating categories.

S&P Corporate Short-Term Obligation Ratings

A-1 A short-term obligation rated A-1 is rated in the highest category by S&P.  The obligor's capacity to meet its financial commitment on the obligation is strong.  Within this category certain obligations are designated with a plus sign (+).  This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

 A-3 A short-term obligation rated A-3 exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B  A short-term obligation rated B is regarded as having significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1 A short-term obligation rated "B-1" is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2 A short-term obligation rated "B-2" is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3 A short-term obligation rated "B-3" is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C  A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, 'AAA/A-1+'). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, 'SP-1+/A-1+').

Fitch Corporate Short-Term Obligation Ratings

F1  Highest short-term credit quality.  Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2  Good short-term credit quality.  Good intrinsic capacity for timely payment of financial commitments.

F3  Fair short-term credit quality.  The intrinsic capacity for timely payment of financial commitments is adequate.

B  Speculative short-term credit quality.  Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C  High short-term default risk.  Default is a real possibility.

RD Restricted Default.  Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.  Applicable to entity ratings only.

D  Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

MUNICIPAL LONG-TERM RATINGS

Moody's Municipal Long-Term Bond Ratings

Aaa Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Ba Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Caa Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P Municipal Long-Term Bond Ratings

See S&P Corproate Long-Term Bond Ratings above.

Fitch Municipal Long-Term Bond Ratings

See Fitch Corporate Long-Term Bond Ratings above.

SHORT-TERM MUNICIPAL RATINGS

Moody's Municipal Short-Term Obligation Ratings

MIG 1  This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2  This designation denotes strong credit quality.  Margins of protection are ample, although not so large as in the preceding group.

MIG 3  This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well established.

SG  This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

S&P Municipal Short-Term Obligation Ratings

Obligations due in three years or less will likely receive a short-term obligation rating described below. Obligations maturing beyond three years will most likely receive a long-term bond rating (described above under "S&P Corporate Long-Term Bond Ratings").

SP-1  Strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2  Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3  Speculative capacity to pay principal and interest.

Fitch Municipal Short-Term Obligation Ratings

See Fitch Corporate Short-Term Obligation Ratings above.

EVERGREEN EQUITY TRUST

PART C

OTHER INFORMATION

Item 23.    Exhibits

Unless otherwise indicated, each of the Exhibits listed below is filed herewith.

Number	Exhibit Description	Location

(a)(1)	Amended and Restated Declaration of Trust	Incorporated by reference to Registrant's Post-Effective Amendment No. 122 Filed on January 28, 2009

(a)(2)	Amendment to the Amended and Restated Declaration of Trust	Incorporated by reference to Registrant's Post-Effective Amendment No. 120 Filed on November 28, 2008

(b)	Amended and Restated By-laws	Incorporated by reference to Registrant's Post-Effective Amendment No. 30 Filed on January 26, 2001

(c)

Provisions of instruments defining the rights of holders of the securities being registered are contained in the Declaration of Trust Articles II, III.(6)(c), IV.(8), V, VI, VI.(3), VII, VIII and By-laws Articles II, III and VIII.

Included as part of Exhibit A and B above

(d)(1)

Investment Advisory and Management Agreement between the Registrant and Evergreen Investment Management Company, LLC (dated 2/12/2009, with respect to Evergreen Asset Allocation Fund, Evergreen Diversified Capital Builder Fund, Evergreen Disciplined Value Fund, Evergreen Enhanced S&P 500® Fund, Evergreen Equity Income Fund, Evergreen Fundamental Large Cap Fund, Evergreen Growth Fund, Evergreen Health Care Fund, Evergreen Large Company Growth Fund, Evergreen Market Index Fund, Evergreen Market Index Growth Fund, Evergreen Market Index Value Fund, Evergreen Mid Cap Growth Fund, Evergreen Omega Fund, Evergreen Small Cap Value Fund, Evergreen Special Values Fund and Evergreen Utility and Telecommunications Fund)

Incorporated by reference to Registrant’s Post-Effective Amendment No. 124 Filed on April 29, 2009

(d)(2)

Investment Advisory and Management Agreement between the Registrant and Evergreen Investment Management Company, LLC (dated 2/12/2009, with respect to Evergreen Small-Mid Growth Fund, Evergreen Intrinsic Value Fund, Evergreen Fundamental Mid Cap Value Fund, Evergreen Golden Core Opportunities Fund, Evergreen Golden Large Cap Core Fund and Evergreen Golden Mid Cap Core Fund)

Incorporated by reference to Registrant’s Post-Effective Amendment No. 124 Filed on April 29, 2009

(d)(3)	Sub-advisory Agreement between Evergreen Investment Management Company, LLC and Metropolitan West Capital Management, LLC (dated 2/12/2009, with respect to Evergreen Intrinsic Value Fund)	Incorporated by reference to Registrant's Post-Effective Amendment No. 123 Filed on February 27, 2009

(d)(4)	Sub-advisory Agreement between Evergreen Investment Management Company, LLC and Crow Point Partners, LLC (dated 2/12/2009, with respect to Evergreen Utility & Telecommunications Fund)	Incorporated by reference to Registrant's Post-Effective Amendment No. 123 Filed on February 27, 2009

(d)(5)

Sub-advisory Agreement between Evergreen Investment Management Company, LLC and Golden Capital Management, LLC (dated 12/31/2008, with respect to Evergreen Golden Core Opportunities Fund, Evergreen Golden Large Cap Core Fund and Evergreen Golden Mid Cap Core Fund)

Incorporated by reference to Registrant’s Post-Effective Amendment No. 124 Filed on April 29, 2009

(e)(1)	Principal Underwriting Agreement between the Registrant and Evergreen Investment Services, Inc.	Incorporated by reference to Registrant's Post-Effective Amendment No. 122 Filed on January 28, 2009

(e)(2)	Principal Underwriting Agreement between the Registrant and Kokusai Securities Company Limited	Incorporated by reference to Registrant's Post-Effective Amendment No. 6 Filed on July 31, 1998

(e)(3)	Specimen Copy of Dealer Agreement used by Evergreen Investment Services, Inc. as of May 1, 2004	Incorporated by reference to Registrant's Post-Effective Amendment No. 70 Filed on July 29, 2004

(e)(4)	Principal Underwriting Agreement between the Registrant and Nomura Securities Company	Incorporated by reference to Registrant's Post-Effective Amendment No. 6 Filed on July 31, 1998

(f)	Deferred Compensation Plan	Incorporated by reference to Registrant’s Post-Effective Amendment No. 112 Filed on November 26, 2007

(g)(1)	Custodian Agreement between the Registrant and State Street Bank and Trust Company	Incorporated by reference to Registrant's Post-Effective Amendment No. 4 Filed on March 12, 1998

(g)(2)	Amendments to Custodian Agreement dated July 2000 and June 2001	Incorporated by reference to Registrant's Post-Effective Amendment No. 36 Filed on February 28, 2002

(g)(3)	Letter Amendment to Custodian Agreement between the Registrant and State Street Bank and Trust Company (Evergreen Small Cap Value Fund)	Incorporated by reference to Registrant's Post-Effective Amendment No. 54 Filed on January 28, 2003

(g)(4)	Letter Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Co. (Evergreen Disciplined Value Fund)	Incorporated by reference to Registrant's Post-Effective Amendment No. 79 Filed on March 18, 2005

(g)(5)	Amended Pricing Schedule to Custodian Agreement between the Registrant and State Street Bank and Trust Company	Incorporated by reference to Registrant’s Post-Effective Amendment No. 102 Filed on January 26, 2007

(g)(6)	Letter Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Co. (Evergreen Small-Mid Growth Fund, Evergreen Disciplined Small-Mid Value Fund, Evergreen Envision Funds)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 108 Filed on July 27, 2007

(g)(7)	Amendment dated January 19, 2006 to Custodian Agreement between the Registrant and State Street Bank and Trust Company	Incorporated by reference to Registrant’s Post-Effective Amendment No. 104 Filed on April 26, 2007

(g)(8)	Amendment dated December 7, 2006 to Custodian Agreement between the Registrant and State Street Bank and Trust Company	Incorporated by reference to Registrant’s Post-Effective Amendment No. 102 Filed on January 26, 2007

(g)(9)	Remote Access Services Agreement between Registrant and State Street Bank and Trust Co.	Incorporated by reference to Registrant’s Post-Effective Amendment No. 104 Filed on April 26, 2007

(g)(10)	Letter Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Co. (Evergreen Stock Selector Fund)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 108 Filed on July 27, 2007

(g)(11)	Letter Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Co. (Evergreen Special Values Fund)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 108 Filed on July 27, 2007

(g)(12)	Letter Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Co. (Evergreen Growth Fund)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 108 Filed on July 27, 2007

(g)(13)	Letter Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Co. (Evergreen Asset Allocation Fund)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 108 Filed on July 27, 2007

(g)(14)	Letter Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Co. (Evergreen Equity Index Funds)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 108 Filed on July 27, 2007

(g)(15)	Letter Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Co. (Evergreen Small-Mid Growth Fund)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 108 Filed on July 27, 2007

(g)(16)	Letter Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Co. (Evergreen Fundamental Mid Cap Value Fund)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 109 Filed on September 11, 2007

(g)(17)

Letter Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Co. (Evergreen Golden Core Opportunities Fund, Evergreen Golden Large Cap Core Fund, Evergreen Golden Mid Cap Core Fund)

Incorporated by reference to Registrant’s Post-Effective Amendment No. 113 Filed on December 11, 2007

(h)(1)	Master Administrative Services Agreement between Evergreen Investment Services, Inc. and the Registrant	Incorporated by reference to Registrant’s Post-Effective Amendment No. 125 Filed on July 27, 2009

(h)(2)	Transfer and Assumption of Master Administrative Services Agreement	Incorporated by reference to Registrant’s Post-Effective Amendment No. 114 Filed on January 28, 2008

(h)(3)	Amended and Restated Master Transfer and Recordkeeping Agreement between the Registrant and Evergreen Service Company, LLC	Incorporated by reference to Registrant’s Post-Effective Amendment No. 125 Filed on July 27, 2009

(h)(4)	Tax Services Administration Agreement between Evergreen Investment Services, Inc. and State Street Bank and Trust Company	Incorporated by reference to Registrant’s Post-Effective Amendment No. 118 Filed on July 25, 2008

(i)(1)	Opinion and Consent of Sullivan & Worcester LLP	Incorporated by reference to Post-Effective Amendment No. 2 Filed on December 12, 1997

(i)(2)	Opinion and Consent of Sullivan & Worcester LLP	Incorporated by reference to Registrant's Post-Effective Amendment No. 19 Filed on October 14, 1999

(j)(1)	Consent of KPMG LLP (Evergreen Asset Allocation Fund)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 124 Filed on April 29, 2009

(j)(2)	Consent of KPMG LLP (Evergreen Sector Funds)	Incorporated by reference to Registrant's Post-Effective Amendment No. 123 Filed on February 27, 2009

(j)(3)	Consent of KPMG LLP (Evergreen Domestic Growth Equity Funds)	Incorporated by reference to Registrant's Post-Effective Amendment No. 122 Filed on January 28, 2009

(j)(4)	Consent of KPMG LLP (Evergreen Equity Index Funds)	Contained herein

(j)(5)	Consent of KPMG LLP (Evergreen Balanced Funds)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 125 Filed on July 27, 2009

(j)(6)	Consent of KPMG LLP (Evergreen Envision Funds)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 116 Filed on April 25, 2008

(j)(7)	Consent of KPMG LLP (Evergreen Golden Funds)	Incorporated by reference to Registrant's Post-Effective Amendment No. 120 Filed on November 28, 2008

(j)(8)	Consent of KPMG LLP (Evergreen Domestic Value Equity Funds)	Incorporated by reference to Registrant's Post-Effective Amendment No. 121 Filed on November 28, 2008

(j)(9)	Consent of KPMG LLP (Evergreen Blend Equity Funds)	Incorporated by reference to Registrant's Post-Effective Amendment No. 121 Filed on November 28, 2008

(k)	Not applicable

(l)	Not applicable

(m)(1)	Distribution Plan for Class A	Incorporated by reference to Registrant's Post-Effective Amendment No. 122 Filed on January 28, 2009

(m)(2)	Distribution Plan for Class B	Incorporated by reference to Registrant's Post-Effective Amendment No. 122 Filed on January 28, 2009

(m)(3)	Distribution Plan for Class C	Incorporated by reference to Registrant's Post-Effective Amendment No. 122 Filed on January 28, 2009

(m)(4)	Distribution Plan for Class R	Incorporated by reference to Registrant's Post-Effective Amendment No. 122 Filed on January 28, 2009

(m)(5)	Distribution Plan for Class IS	Incorporated by reference to Registrant's Post-Effective Amendment No. 122 Filed on January 28, 2009

(n)	Multiple Class Plan	Incorporated by reference to Registrant's Post-Effective Amendment No. 65 Filed on November 24, 2003

(o)	Not applicable

(p)(1)

Code of Ethics - Evergreen Investment Management Company, LLC, Evergreen Investment Services, Inc., Tattersall Advisory Group, Inc., J.L. Kaplan Associates, LLC and Wachovia Alternative Strategies, Inc.

Incorporated by reference to Registrant’s Post-Effective Amendment No. 124 Filed on April 29, 2009

(p)(2)	Code of Ethics (Evergreen Funds)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 109 Filed on September 11, 2007

(p)(3)	Code of Ethics of Metropolitan West Capital Management, LLC (Sub-advisor to Evergreen Intrinsic Value Fund)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 97 Filed on July 10, 2006

(p)(4)	Code of Ethics of Golden Capital Management, LLC (Sub-advisory to Evergreen Golden Core Opportunities Fund, Evergreen Golden Large Cap Core Fund, Evergreen Golden Mid Cap Core Fund)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 113 Filed on December 11, 2007

Item 24.       Persons Controlled by or Under Common Control with Registrant.

None

Item 25.       Indemnification.

Registrant has obtained from a major insurance carrier a trustees and officers liability policy covering certain types of errors and omissions. Provisions for the indemnification of the Registrant's Trustees and officers are also contained in the Registrant's Declaration of Trust.

Provisions for the indemnification of the Registrant's Investment Advisors and Sub-Advisors are contained in their respective Investment Advisory and Management Agreements and Sub-Advisory Agreements.

Provisions for the indemnification of Evergreen Investment Services, Inc., the Registrant's principal underwriter, are contained in the Principal Underwriting Agreement between Evergreen Investment Services, Inc. and the Registrant.

Provisions for the indemnification of Evergreen Investment Management Company, LLC, the Registrant's administrator, is contained in the Transfer and Assumption of Master Administrative Services Agreement between Evergreen Investment Management Company, LLC , Evergreen Investment Services, Inc. and the Registrant.

Provisions for the indemnification of Evergreen Service Company, LLC, the Registrant's transfer agent, are contained in the Master Transfer and Recordkeeping Agreement between Evergreen Service Company, LLC and the Registrant.

Provisions for the indemnification of State Street Bank and Trust Co., the Registrant's custodian, are contained in the Custodian Agreement between State Street Bank and Trust Co. and the Registrant.

Provisions for the indemnification of State Street Bank and Trust Co., the Registrant's financial administrator, are contained in the Tax Services Administration Agreement between State Street Bank and Trust Co. and the Registrant.

Item 26.       Business or Other Connections of Investment Advisor.

The information required by this item with respect to Evergreen Investment Management Company, LLC is incorporated by reference to the Form ADV (File No. 801-8327) of Evergreen Investment Management Company, LLC.

The information required by this item with respect to J.L. Kaplan Associates, LLC is incorporated by reference to the Form ADV (File No. 801-11802) of J.L. Kaplan Associates, LLC.

The information required by this item with respect to Metropolitan West Capital Management, LLC is incorporated by reference to the Form ADV (File No. 801-57001) of Metropolitan West Capital Management, LLC.

The information required by this item with respect to Crow Point Partners, LLC is incorporated by reference to the Form ADV (File No. 801-67184) of Crow Point Partners, LLC.

The information required by this item with respect to Golden Capital Management, LLC is incorporated by reference to the Form ADV (File No. 801-57973) of Golden Capital Management, LLC.

Item 27.       Principal Underwriter.

Evergreen Investment Services, Inc. acts as principal underwriter for each registered investment company or series thereof that is a part of the Evergreen "fund complex" as such term is defined in Item 22(a) of Schedule 14A under the Securities Exchange Act of 1934.

Information on the officers and directors of EIS is set forth below.  The principal business address is 200 Berkeley Street, Boston, Massachusetts 02116-5034:

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Funds

Eileen Bird	President	None
Lori Gibson	FinOp	None
Michael H. Koonce	Senior Vice President, General Counsel and Secretary	Secretary
W. Douglas Munn	Director	President
Sheelpa Patel	Chief Compliance Officer	None

Item 28.       Location of Accounts and Records.

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

Evergreen Investment Services, Inc. and Evergreen Service Company, LLC, 200 Berkeley Street, Boston, Massachusetts 02116-5034.

Evergreen Investment Management Company, LLC, 200 Berkeley Street, Boston, Massachusetts 02116-5034.

Evergreen Investments, 123 S. Broad Street, Philadelphia, Pennsylvania 19109.

Evergreen Investments, 12 E. 49th Street, New York, New York 10017-1028.

Evergreen Investments, 225 Water Street, Jacksonville, Florida 32202-5185.

Evergreen Investments, 191 Peachtree Street, Atlanta, Georgia 30303.

Evergreen Investments, 401 S. Tryon Street, Charlotte, North Carolina 28288.

Evergreen Investments, 6802 Paragon Place, Richmond, Virginia 23219.

Iron Mountain, 3431 Sharp Slot Road, Swansea, Massachusetts 02777.

State Street Bank and Trust Company, 2 Heritage Drive, North Quincy,
Massachusetts 02171.

State Street Bank and Trust Company, 333 Technology Drive, Malvern, Pennsylvania 19355-1459.

J.L. Kaplan Associates, LLC, 222 Berkeley Street, Boston, Massachusetts 02116.

Metropolitan West Capital Management, LLC, 610 Newport Center Drive, Newport Beach, California 92660.

Crow Point Partners, LLC, 10 New Driftway, Suite 203, Scituate, MA 02066

Golden Capital Management, LLC, 5 Resource Square, Suite 150, 10715 David Taylor Drive, Charlotte, NC 28262

Item 29.       Management Services.

Not Applicable

Item 30.       Undertakings.

The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

NOTICE

A copy of the Certificate of Trust of Evergreen Equity Trust (the "Trust"), together with all amendments thereto, is on file with the Secretary of State of The State of Delaware and notice is hereby given that this instrument is executed on behalf of the Trust by trustees and officers of the Trust as officers and trustees and not individually and that the obligations of or arising out of this instrument are not binding upon any of the officers or trustees of the Trust or shareholders individually or of any series of the Trust individually but are binding only upon the assets and property of the Trust or the relevant series.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 25th day of September, 2009.

EVERGREEN EQUITY TRUST
By: /s/ Michael H. Koonce
Name: Michael H. Koonce
Title: Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 25th day of September, 2009.

/s/ W. Douglas Munn	/s/ Michael H. Koonce	/s/ Jeremy DePalma
W. Douglas Munn*	Michael H. Koonce*	Jeremy DePalma*
President	Secretary	Treasurer
(Chief Executive Officer)		(Principal Financial and Accounting Officer)

/s/ Charles A. Austin, III	/s/K. Dun Gifford	/s/ William Walt Pettit
Charles A. Austin III*	K. Dun Gifford*	William Walt Pettit*
Trustee	Trustee	Trustee

/s/ Gerald M. McDonnell	/s/ Russell A. Salton, III MD	/s/ Richard K. Wagoner
Gerald M. McDonnell*	Russell A. Salton, III MD*	Richard K. Wagoner*
Trustee	Trustee	Trustee

/s/ Michael S. Scofield	/s/ David M. Richardson	/s/ Leroy Keith, Jr.
Michael S. Scofield*	David M. Richardson*	Leroy Keith, Jr.*
Chairman of the Board	Trustee	Trustee
and Trustee

/s/ Richard J. Shima	/s/ Patricia B. Norris	/s/ Carol A. Kosel
Richard J. Shima*	Patricia B. Norris*	Carol A. Kosel*
Trustee	Trustee	Trustee

*By: /s/ Maureen E. Towle
Maureen E. Towle
Attorney-in-Fact

* Maureen E. Towle, by signing hereto, does hereby sign this document on behalf of each of the above-named individuals pursuant to powers of attorney duly executed by such persons.

INDEX TO EXHIBITS
EXHIBIT NO.	EXHIBIT
(j)(4)	Consent of KPMG LLP (Evergreen Equity Index Funds)